UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program, Inc.

(Exact name of registrant as specified in charter)

Four Tower Bridge, 200 Barr Harbor Drive, Suite 100 West Conshohocken, PA	19428
(Address of chief executive offices)	(Zip code)

Richard J. Flannery
President and Chief Executive Officer
TIFF Investment Program, Inc.
Four Tower Bridge, 200 Barr Harbor Drive, Suite 100,
West Conshohocken, PA 19428

with a copy to:
Bruce G. Leto
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:	610.684.8000
Date of fiscal year end:	12/31/2009
Date of reporting period:	01/01/2009 – 12/31/2009

Item 1. Reports to Stockholders.

(Annual Report for the period 1/1/09 through 12/31/09 is filed herewith)

ANNUAL REPORT
December 31, 2009	A Report of the TIFF INVESTMENT PROGRAM
About TIFF

The Investment Fund for Foundations (TIFF) was founded in 1991 by a nationwide network of foundations. Its mission is to seek to improve the investment returns of eligible organizations by making available to them a series of multi-manager investment vehicles plus resources aimed at enhancing fiduciaries' knowledge of investing.

TIFF Mutual Funds

TIFF Investment Program, Inc. (TIP) comprises a family of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of four mutual funds at present: TIFF Multi-Asset Fund (MAF), TIFF International Equity Fund (IEF), TIFF US Equity Fund (USEF), and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds.

MAF, IEF, and USEF operate primarily on a multi-manager basis. With respect to such funds, TAS has responsibility for the time-intensive task of selecting money managers and other vendors, and for MAF, TAS has responsibility for the all important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of all of the fund's assets.

Financial Statements

TIP is pleased to provide this Annual Report for the year ended December 31, 2009. Additional discussion of the performance of the mutual funds described herein has been provided to members via the TIFF Marketable Investments quarterly reports.

For Further Information

As always, we would welcome the opportunity to discuss any aspect of TIFF's services as well as answer any questions about these financial reports. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.

February 26, 2010

Copyright © 2010 ■ All rights reserved ■ This report may not be reproduced or distributed without written permission from TIFF.

TIFF Multi-Asset Fund
December 31, 2009
Portfolio Management Review (unaudited)

Performance Review

After declining for much of the first quarter, TIFF Multi-Asset Fund (MAF) pivoted sharply and began a steady climb to substantial absolute annual gains for the year ended December 31, 2009. MAF returned +28.75% before the deduction of entry and exit fees (+27.45% after such deductions) during calendar year 2009. For the same period, the fund’s primary performance benchmark, CPI + 5%, returned +7.85%, and its secondary benchmark, the MAF Constructed Index (CI), returned +27.32%. By comparison, the MSCI All Country World (ACW) Index, the broad-based securities market index presented as a benchmark in MAF’s prospectus and this annual report in accordance with applicable regulatory requirements, returned +34.63% during calendar year 2009. For complete, annualized performance data, see the table on page 4.

MAF was able to maintain its 2009 edge over the CI through returns generated by the fund’s external managers above their respective benchmarks and the valuation-based asset allocation decisions implemented by TAS staff. Ten of MAF’s external managers posted positive excess returns relative to their benchmarks in 2009 after having trailed those benchmarks in 2008. The fund’s increase in equity exposure in the face of sharply declining equity prices during 1Q 2009 helped in both absolute and relative terms. The fund also benefited in the first half of the year as it maintained a significant overweight in inflation-linked bonds (TIPS) and expanded its underweight to conventional Treasury bonds; by the year’s mid-point, long-dated conventional Treasury bonds were eliminated from the CI and also from the fund’s holdings, replaced in the main by TIPS and Treasury bills.

In 2Q, the fund shifted equity holdings toward actively managed portfolios. Among other moves, MAF employed Southeastern Asset Management, which takes equity stakes in what it deems to be well-run, dominant companies priced at less than 60% of a reasoned assessment of corporate value. MAF also shifted roughly 3% of its assets to

Wellington Management in pursuit of gains in the high yield bond arena after having expanded high yield exposure in 1Q via a fund subadvised by Wellington. As markets raced upward and financial assets became more expensive, the fund reduced equity exposure outright in 3Q. Exposure to the global stocks segment stood at 53.0% at the start of 2Q and ended 2009 at 48.9%. Capital was reallocated to assets and strategies that, in our opinion, offered a more favorable risk/reward trade-off than stocks, including long/short strategies and cash. We view cash as a good deflation hedge and a decent inflation hedge (when reinvested at short-term interest rates). Most importantly, we see the expected return on cash not solely as the current yield on Treasury bills but as that yield combined with the returns on future investment opportunities that will be available to holders of cash.

The magnitude and nature of the equity price declines during 2008 and 1Q 2009 led TAS, the fund’s advisor, to increase equity exposure in the first quarter and, with the concurrence of the TIP board, to revise the CI weights, effective July 1, 2009. The subsequent sharp turnaround in prices that was sustained through 2Q and 3Q again altered expected opportunities, and the fund reduced equity exposure in the second half of the year. This price reversal resulted in further changes to the CI, effective January 1, 2010. All changes to the CI are explained in the TIFF Marketable Investments quarterly reports. Importantly, historical performance reported for the CI is not adjusted when its composition changes. Therefore, past performance reflects the allocations, segment weights, and segment benchmarks in place at the time the performance was generated.

Strategy Overview

The fund seeks to achieve a total return (price appreciation plus dividends and interest income) that, over a majority of market cycles, exceeds inflation plus 5% per annum by employing a globally diversified portfolio. Such diversification is designed to constitute a hedge against catastrophic losses during times when the fund’s main engine of growth — its total return segment  — may be misfiring. MAF’s asset mix is designed

TIFF Multi-Asset Fund
December 31, 2009

not to outperform the best-performing asset class in any given year but rather to produce satisfactory real returns over time periods appropriate to perpetual life charities. The fund rebalances segment weights in a manner designed to exploit capital markets’ mean-reverting tendencies to the maximum economic extent in light of trading costs.

Outlook

MAF entered 2010 with significant holdings of TIPS and Treasury bills, reflecting TAS’s view that such holdings offer prudent hedges for investments in equities and high yield bonds. Concerned about the prospective returns to investors buying equities at the prices offered at the beginning of this new decade, we view alternative, actively managed risks as potentially more attractive. Such risks include investments in merger arbitrage, distressed securities and companies, and corporate restructurings. These investments provide liquidity to companies and investors at times when ownership of assets generally changes because of changed risks: equity investors may not wish to take the legal or regulatory risks of a merger not closing or a bankruptcy not completing, for example. In recent years, massive amounts of money — much of it leveraged — pursued these so-called “hedge fund” trades. Due to the shakeout of 2008 and early 2009, much of this capital has fled the space, leaving the prospective returns to remaining investors potentially more appealing. We are on the lookout for acceptable means of allocating additional amounts of MAF’s capital to managers with the flexibility and wherewithal to pursue such transactions.

Any outlook should include a proper dose of humility: we do not know what the future will bring. We are, however, cognizant that many of MAF’s 339 members have allocated substantial fractions of their endowed assets to the fund, and we will do our utmost to invest the fund’s capital in ways that balance the risks between the potential for short-term losses and the need to achieve long-term returns sufficient to help members preserve the purchasing power of their endowments across generations.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF Multi-Asset Fund
December 31, 2009

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org.

The fund invests in illiquid securities. The fund invests in non-US securities, which may entail political, economic and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers may invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if the manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. The fund may invest in rated and unrated debt obligations of all investment grades, but not more than 20% may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.”

Fund Performance (unaudited) Total return for the periods ended 12/31/09

	Before Deduction of Entry/ Exit Fees	After Deduction of Entry/ Exit Fees	MSCI ACW Index*	CPI+ 5% per annum**	MAF Constructed Index***
Calendar Year 2009	28.75%	27.45%	34.63%	7.85%	27.32%
3-Year Annualized	2.66%	2.32%	-4.57%	7.39%	0.34%
5-Year Annualized	7.09%	6.88%	3.10%	7.68%	5.16%
10-Year Annualized	6.60%	6.49%	0.46%	7.64%	4.73%
Annualized Since Inception	8.23%	8.16%	6.21%	7.55%	7.73%
Cumulative Since Inception	221.24%	218.04%	143.11%	192.50%	199.89%

Total return assumes dividend reinvestment. MAF’s gross expense ratio for calendar year 2008, including the fees and expenses associated with investments in acquired funds, was 1.25% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). Excluding such acquired fund fees and expenses, the expense ratio was 0.60%. Expense ratios will differ for 2009. These expense ratios have been restated here and in MAF’s prospectus to show an estimate of what the fund’s expenses would have been had certain Money Manager Agreements approved by TIP’s board at its June and September 2009 meetings been in effect during 2008.

Commencement of operations was March 31, 1995. The fund assesses entry and exit fees of 0.50%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

*	The MSCI ACW (All Country World) IndexSM is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. MSCI ACW Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding taxes thereafter. Please note that this index is 100% stocks whereas MAF normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI+5%. The MSCI ACW Index is presented as a benchmark for the fund solely to comply with SEC regulations. One cannot invest directly in an index.
**	The CPI (Consumer Price Index — All Urban Consumers) is a widely recognized measure of US inflation, representing changes in the prices paid by consumers for a representative basket of goods and services. CPI +5% per annum was selected as the primary benchmark for MAF because, in the opinion of TIP’s directors, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most MAF members are subject.
***	At December 31, 2009, the Constructed Index comprised segment benchmarks at the following weights: 58% blended global stocks index; 7% Barclays Capital High Yield 2% Issuer Capped Bond Index; 5% Dow Jones-UBS Commodity Index Total Return; 5% MSCI US REIT Index; 20% Barclays Capital US Government Inflation-Linked Bond Index; and 5% BofA Merrill Lynch US 6-Month Treasury Bill Index. Performance of the Constructed Index generated after June 30, 2009, is reduced by 20 basis points (or 0.20%) per annum, prorated monthly. This reduction reflects an estimate of the costs of investing in the Constructed Index’s segments through index funds or other instruments and is designed to facilitate a comparison of passive investment strategies to active portfolio management. (One cannot invest directly in an index.) The reported performance of the Constructed Index would increase in the absence of a 20 basis point reduction. The allocations, segment weights, and segment benchmarks of the Constructed Index have varied over time and the performance presented for the Constructed Index reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated. The blended global stocks index is calculated by TAS and comprised of the MSCI World Index (W) and the MSCI Emerging Markets Index (EM), weighted as follows: EM is 1.5 times the percentage weight of emerging markets in the MSCI ACW Index; W weight is 100% – EM weight.

TIFF Multi-Asset Fund
December 31, 2009
Performance of a $1,000,000 Investment (unaudited)Ten-year period ended 12/31/09

Past performance is not a guarantee of future results.

The fund’s performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.50% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Multi-Asset Fund
December 31, 2009
Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Including Interest and Dividend Expense*			Excluding Interest and Dividend Expense**
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During the Period 7/1/09 – 12/31/09	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During the Period 7/1/09 – 12/31/09
1) Actual	$1,000	$1,183.80	$3.96	$1,000	$1,183.80	$3.69
2) Hypothetical	$1,000	$1,021.58	$3.67	$1,000	$1,021.83	$3.41
*	Expenses are equal to the fund’s annualized expense ratio of 0.72% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were 0.67%. The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.
**	Interest expense is interest on reverse repurchase agreements (see Note 7); dividend expense is dividends paid on securities sold short.

TIFF Multi-Asset Fund
December 31, 2009
Financial Highlights

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
For a share outstanding throughout each period
Net asset value, beginning of year	$11.70	$16.65	$16.29	$14.92	$14.24
Income (loss) from investment operations
Net investment income (a)	0.18	0.40	0.44	0.36	0.26
Net realized and unrealized gain (loss) on investments	3.10	(4.68)	1.73	2.03	1.38
Total from investment operations	3.28	(4.28)	2.17	2.39	1.64
Less distributions from
Net investment income	(0.61)	(0.37)	(0.80)	(0.49)	(0.45)
Net realized gains	—	(0.05)	(1.03)	(0.56)	(0.53)
Return of capital	—	(0.28)	—	—	—
Total distributions	(0.61)	(0.70)	(1.83)	(1.05)	(0.98)
Entry/exit fee per share (a)	0.02	0.03	0.02	0.03	0.02
Net asset value, end of year	$14.39	$11.70	$16.65	$16.29	$14.92
Total return (b)	28.75%	(25.98)%	13.53%	16.53%	11.73%
Ratios/supplemental data
Net assets, end of year (000s)	$3,060,722	$2,079,472	$2,218,641	$1,599,583	$1,058,133
Ratio of expenses to average net assets (c)	0.65%	0.53%	0.70%	0.67%	0.86%
Ratio of expenses to average net assets, excluding interest and dividend expense (c)	0.60%	0.44%	0.60%	0.53%	0.71%
Ratio of net investment income to average net assets	1.40%	2.71%	2.54%	2.26%	1.75%
Portfolio turnover	90%	112%	71%	62%	73%

(a)	Calculation based on average shares outstanding.
(b)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2009

	Number of Shares	Value
Investments — 104.1% of net assets
Common Stocks — 36.8%
US Common Stocks — 17.1%
Aerospace & Defense — 0.2%
AAR Corp. (a)	100,000	$2,298,000
General Dynamics Corp.	2,900	197,693
L-3 Communications Holdings, Inc.	5,300	460,835
Lockheed Martin Corp.	2,600	195,910
Northrop Grumman Corp.	16,757	935,878
Raytheon Co.	35,138	1,810,310
		5,898,626
Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.	3,200	187,936
Expeditors International of Washington, Inc.	2,345	81,442
FedEx Corp.	102,300	8,536,935
		8,806,313
Airlines — 0.2%
AMR Corp. (a)	203,284	1,571,385
Delta Air Lines, Inc. (a)	217,304	2,472,920
US Airways Group, Inc. (a)	127,419	616,708
		4,661,013
Automobiles — 0.0%
Fleetwood Enterprises, Inc. (a)	690,543	1,588
Beverages — 0.1%
Coca-Cola Enterprises, Inc.	8,700	184,440
Constellation Brands, Inc., Class A (a)	170,600	2,717,658
PepsiCo, Inc.	4,000	243,200
		3,145,298
Biotechnology — 0.0%
Amgen, Inc. (a)	11,400	644,898
Biogen Idec, Inc. (a)	3,500	187,250
Gilead Sciences, Inc. (a)	10,900	471,752
		1,303,900
Capital Markets — 0.2%
Ameriprise Financial, Inc.	11,963	464,404
Franklin Resources, Inc.	5,100	537,285
Goldman Sachs Group, Inc. (The)	3,900	658,476
Legg Mason, Inc.	104,152	3,141,224
T. Rowe Price Group, Inc.	10,000	532,500
		5,333,889
Chemicals — 0.2%
E. I. du Pont de Nemours & Co.	9,600	323,232
Ecolab, Inc.	5,900	263,022
International Flavors & Fragrances, Inc.	51,500	2,118,710
Nalco Holding Co.	130,000	3,316,300
Scotts Miracle-Gro Co. (The), Class A	37,469	1,472,906
		7,494,170

	Number of Shares	Value
Commercial Banks — 0.1%
Preferred Bank/Los Angeles CA	91,765	$165,177
South Financial Group, Inc. (The)	362,153	233,480
Wells Fargo & Co.	95,033	2,564,941
		2,963,598
Commercial Services & Supplies — 0.1%
Pitney Bowes, Inc.	31,063	706,994
Viad Corp.	91,224	1,881,951
		2,588,945
Communications Equipment — 0.0%
Cisco Systems, Inc. (a)	26,800	641,592
EMS Technologies, Inc. (a)	57,592	835,084
		1,476,676
Computers & Peripherals — 0.5%
Dell, Inc. (a)	576,890	8,284,141
Hewlett-Packard Co.	93,622	4,822,469
International Business Machines Corp. (IBM)	4,800	628,320
QLogic Corp. (a)	100,000	1,887,000
Seagate Technology	25,000	454,750
Western Digital Corp. (a)	6,800	300,220
		16,376,900
Construction & Engineering — 0.0%
KBR, Inc.	70,000	1,330,000
Consumer Finance — 0.0%
American Express Co.	32,190	1,304,339
Distributors — 0.1%
Genuine Parts Co.	92,700	3,518,892
Diversified Consumer Services — 0.2%
Apollo Group, Inc., Class A (a)	3,900	236,262
DeVry, Inc.	30,400	1,724,592
ITT Educational Services, Inc. (a)	20,000	1,919,200
Sotheby’s	80,282	1,804,739
		5,684,793
Diversified Financial Services — 0.3%
Bank of America Corp.	386,651	5,822,964
CIT Group, Inc. (a)	6,709	185,235
Citigroup, Inc.	22,483	74,419
JPMorgan Chase & Co.	8,097	337,402
Moody’s Corp.	48,280	1,293,904
NYSE Euronext	13,600	344,080
		8,058,004
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	119,900	3,360,797
Cincinnati Bell, Inc. (a)	408,862	1,410,574
FairPoint Communications, Inc. (a)	2,195	72
General Communications, Inc., Class A (a)	292,615	1,866,884
Level 3 Communications, Inc. (a)	661,226	1,011,676
Verizon Communications, Inc.	101,400	3,359,382
		11,009,385
Electric Utilities — 0.1%
Edison International	11,900	413,882
NV Energy, Inc.	219,000	2,711,220
		3,125,102

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
Electrical Equipment — 0.1%
Baldor Electric Co.	60,800	$1,707,872
Electronic Equipment, Instruments & Components — 0.1%
Checkpoint Systems, Inc. (a)	206,129	3,143,467
Rogers Corp. (a)	40,000	1,212,400
		4,355,867
Energy Equipment & Services — 0.3%
Baker Hughes, Inc.	64,287	2,602,338
Cal Dive International, Inc. (a)	164,012	1,239,931
Diamond Offshore Drilling, Inc.	2,200	216,524
Halliburton Co.	75,000	2,256,750
Parker Drilling Co. (a)	142,500	705,375
Tidewater, Inc.	60,000	2,877,000
		9,897,918
Food & Staples Retailing — 0.4%
BJ’s Wholesale Club, Inc. (a)	77,000	2,518,670
Costco Wholesale Corp.	139,839	8,274,274
Kroger Co. (The)	92,679	1,902,700
Safeway, Inc.	17,500	372,575
SUPERVALU, Inc.	5,034	63,982
Sysco Corp.	16,000	447,040
Wal-Mart Stores, Inc.	2,600	138,970
		13,718,211
Food Products — 0.5%
Archer-Daniels-Midland Co.	12,900	403,899
Campbell Soup Co.	7,800	263,640
ConAgra Foods, Inc.	167,600	3,863,180
Corn Products International, Inc.	87,500	2,557,625
General Mills, Inc.	37,800	2,676,618
H.J. Heinz Co.	103,700	4,434,212
		14,199,174
Gas Utilities — 0.1%
EQT Corp.	66,500	2,920,680
Health Care Equipment & Supplies — 0.2%
Accuray, Inc. (a)	176,694	991,253
Cooper Companies, Inc. (The)	80,400	3,064,848
Kinetic Concepts, Inc. (a)	75,000	2,823,750
		6,879,851
Health Care Providers & Services — 0.3%
Aetna, Inc.	7,500	237,750
AmerisourceBergen Corp.	18,200	474,474
Cardinal Health, Inc.	10,800	348,192
Health Management Associates, Inc., Class A (a)	64,283	467,337
Humana, Inc. (a)	4,200	184,338
Lincare Holdings, Inc. (a)	90,000	3,340,800
McKesson Corp.	8,500	531,250
Sunrise Senior Living, Inc. (a)	352,000	1,133,440
UnitedHealth Group, Inc.	17,600	536,448
WellPoint, Inc. (a)	11,100	647,019
		7,901,048
Hotels, Restaurants & Leisure — 0.5%
California Pizza Kitchen, Inc. (a)	43,100	579,695
MGM Mirage (a)	214,509	1,956,322
Orient-Express Hotels Ltd., Class A (a)	157,700	1,599,078

	Number of Shares	Value
Ruby Tuesday, Inc. (a)	144,800	$1,042,560
Yum! Brands, Inc.	261,000	9,127,170
		14,304,825
Household Durables — 0.2%
American Greetings Corp., Class A	103,759	2,260,909
Cavco Industries, Inc. (a)	2,455	88,183
Garmin Ltd.	10,100	310,070
KB Home	69,532	951,198
Mohawk Industries, Inc. (a)	2,007	95,533
Pulte Homes, Inc. (a)	180,414	1,804,140
		5,510,033
Household Products — 0.0%
Kimberly-Clark Corp.	7,700	490,567
Procter & Gamble Co. (The)	15,400	933,702
		1,424,269
Independent Power Producers & Energy Traders — 0.0%
AES Corp. (The) (a)	16,800	223,608
Constellation Energy Group, Inc.	5,500	193,435
		417,043
Industrial Conglomerates — 0.2%
3M Co.	45,200	3,736,684
General Electric Co.	218,600	3,307,418
		7,044,102
Insurance — 0.6%
Aflac, Inc.	11,900	550,375
Allstate Corp. (The)	16,500	495,660
Berkshire Hathaway, Inc., Class B (a)	1,439	4,728,554
Brown & Brown, Inc.	110,000	1,976,700
Chubb Corp.	9,500	467,210
Everest Re Group Ltd.	71,600	6,134,688
MBIA, Inc. (a)	219,947	875,389
Mercury General Corp.	26,816	1,052,796
Progressive Corp. (The) (a)	19,000	341,810
Travelers Companies, Inc. (The)	11,700	583,362
Unum Group	9,200	179,584
		17,386,128
Internet & Catalog Retail — 0.5%
Amazon.com, Inc. (a)	45,730	6,151,600
Blue Nile, Inc. (a)	54,574	3,456,171
Expedia, Inc. (a)	7,200	185,112
Liberty Media Holding Corp., Interactive, Series A (Tracking Stock) (a) (b)	69,440	752,730
Priceline.com, Inc. (a)	25,213	5,509,040
		16,054,653
Internet Software & Services — 0.1%
AOL, Inc. (a)	1,656	38,552
eBay, Inc. (a)	92,220	2,170,859
Google, Inc., Class A (a)	1,600	991,968
		3,201,379
IT Services — 0.2%
CACI International, Inc., Class A (a)	41,200	2,012,620
Computer Sciences Corp. (a)	4,200	241,626
DST Systems, Inc. (a)	18,037	785,511
Forrester Research, Inc. (a)	13,343	346,251
Gartner Group, Inc., Class A (a)	189,199	3,413,150
Visa, Inc., Class A	3,500	306,110

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
Western Union Co. (The)	9,100	$171,535
		7,276,803
Machinery — 0.1%
Cummins, Inc.	5,600	256,816
Dover Corp.	9,800	407,778
John Bean Technologies Corp.	98,800	1,680,588
		2,345,182
Media — 1.7%
Ascent Media Corp., Series A (a)	713	18,203
Cablevision Systems Corp.	426,705	11,017,523
CBS Corp., Class A	26,253	368,855
CBS Corp., Class B	198,281	2,785,848
CC Media Holdings, Inc., Class A (a) (c)	88,498	274,344
Comcast Corp., Class A	9,900	166,914
DIRECTV, Class A (a)	473,910	15,804,898
Discovery Communications, Inc., Series A (a)	25,596	785,029
Discovery Communications, Inc., Series C (a)	22,364	593,093
Interpublic Group of Companies, Inc. (The) (a)	26,942	198,832
John Wiley & Sons, Inc., Class A	10,000	418,800
Liberty Global, Inc., Class A (a)	151,257	3,314,041
Liberty Global, Inc., Class C (a)	124,815	2,727,208
Liberty Media – Starz, Series A (a)	5,415	249,902
Liberty Media Holding Corp., Capital, Series A (Tracking Stock) (a) (b)	14,464	345,400
Live Nation, Inc. (a)	313,500	2,667,885
Omnicom Group, Inc.	4,800	187,920
Primedia, Inc.	129,268	466,657
Sun-Times Media Group, Inc. (a)	41,415	46
Time Warner, Inc.	35,283	1,028,147
Walt Disney Co. (The)	221,000	7,127,250
		50,546,795
Metals & Mining — 0.1%
Alcoa, Inc.	149,500	2,409,940
Haynes International, Inc.	19,500	642,915
Southern Copper Corp.	14,900	490,359
		3,543,214
Multi-Utilities — 0.1%
DTE Energy Co.	5,500	239,745
OGE Energy Corp.	60,500	2,231,845
Public Service Enterprise Group, Inc.	5,400	179,550
Sempra Energy	8,300	464,634
		3,115,774
Multiline Retail — 0.1%
Big Lots, Inc. (a)	87,900	2,547,342
Macy’s, Inc.	17,200	288,272
Saks, Inc. (a)	163,600	1,073,216
Target Corp.	3,800	183,806
		4,092,636
Office Electronics — 0.2%
Xerox Corp.	267,205	2,260,554
Zebra Technologies Corp., Class A (a)	91,500	2,594,940
		4,855,494

	Number of Shares	Value
Oil, Gas & Consumable Fuels — 2.2%
Berry Petroleum Co., Class A	20,000	$583,000
Chesapeake Energy Corp.	462,900	11,979,852
Chevron Corp.	83,800	6,451,762
ConocoPhillips	70,668	3,609,015
Consol Energy, Inc.	89,300	4,447,140
Denbury Resources, Inc. (a)	146,800	2,172,640
Devon Energy Corp.	43,700	3,211,950
EOG Resources, Inc.	68,000	6,616,400
Exxon Mobil Corp.	109,460	7,464,078
Forest Oil Corp. (a)	30,000	667,500
Hess Corp.	45,600	2,758,800
Marathon Oil Corp.	96,413	3,010,014
Murphy Oil Corp.	6,700	363,140
Noble Energy, Inc.	31,700	2,257,674
Peabody Energy Corp.	57,700	2,608,617
Stone Energy Corp. (a)	32,506	586,733
Ultra Petroleum Corp. (a)	32,000	1,595,520
Valero Energy Corp.	140,100	2,346,675
Williams Cos., Inc. (The)	79,800	1,682,184
XTO Energy, Inc.	76,857	3,576,156
		67,988,850
Paper & Forest Products — 0.1%
International Paper Co.	127,400	3,411,772
Personal Products — 0.1%
Estee Lauder Companies, Inc. (The), Class A	42,543	2,057,379
Pharmaceuticals — 0.5%
Bristol-Myers Squibb Co.	19,489	492,097
Eli Lilly & Co.	4,500	160,695
Forest Laboratories, Inc. (a)	9,600	308,256
Johnson & Johnson	83,400	5,371,794
Merck & Co., Inc.	131,966	4,822,038
Pfizer, Inc.	297,257	5,407,105
		16,561,985
Professional Services — 0.1%
Heidrick & Struggles International, Inc.	7,578	236,737
Watson, Wyatt Worldwide, Inc., Class A	58,396	2,774,978
		3,011,715
Real Estate Investment Trusts (REITs) — 3.0%
Alexander’s, Inc. (a)	4,000	1,217,680
AvalonBay Communities, Inc.	52,600	4,318,986
Boston Properties, Inc.	137,200	9,202,004
Chartwell Seniors Housing Real Estate Investment Trust(Canada)	188,600	1,267,732
Colonial Properties Trust	198,642	2,330,071
Developers Diversified Realty Corp.	247,900	2,295,554
Douglas Emmett, Inc.	394,900	5,627,325
EastGroup Properties, Inc.	46,800	1,791,504
Federal Realty Investment Trust	67,500	4,571,100
First Industrial Realty Trust, Inc. (a)	645,100	3,373,873
Glimcher Realty Trust	1,423,900	3,844,530
Health Care REIT, Inc.	31,900	1,413,808
Hospitality Properties Trust	83,600	1,982,156
Inland Real Estate Corp.	455,600	3,713,140

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
Kilroy Realty Corp.	150,800	$4,625,036
Kimco Realty Corp.	179,100	2,423,223
Kite Realty Group Trust	383,101	1,559,221
Lexington Realty Trust	983,914	5,982,197
Macerich Co. (The)	108,029	3,883,643
Mission West Properties, Inc.	284,349	2,044,469
Ramco-Gershenson Properties Trust	98,012	935,034
Retail Opportunity Investments Corp. (a)	311,600	3,150,276
Simon Property Group, Inc.	113,687	9,072,223
SL Green Realty Corp.	57,844	2,906,083
Starwood Property Trust, Inc.	194,400	3,672,216
Taubman Centers, Inc.	100,200	3,598,182
UDR, Inc.	70,200	1,154,088
		91,955,354
Real Estate Management & Development — 0.1%
CB Richard Ellis Group Inc., Class A (a)	161,188	2,187,321
Road & Rail — 0.2%
Kansas City Southern (a)	162,604	5,413,087
Union Pacific Corp.	5,600	357,840
		5,770,927
Semiconductors & Semiconductor Equipment — 0.2%
Cabot Microelectronics Corp. (a)	67,229	2,215,868
Intel Corp.	39,400	803,760
LSI Corp. (a)	292,064	1,755,305
Texas Instruments, Inc.	25,700	669,742
		5,444,675
Software — 0.4%
Jack Henry & Associates, Inc.	100,000	2,312,000
Microsoft Corp.	231,256	7,050,995
Oracle Corp.	24,200	593,868
Parametric Technology Corp. (a)	140,276	2,292,110
Symantec Corp. (a)	24,800	443,672
		12,692,645
Specialty Retail — 0.2%
Blockbuster, Inc., Class B (a)	146,876	86,657
Gap, Inc. (The)	24,200	506,990
Home Depot, Inc. (The)	8,100	234,333
PetSmart, Inc.	124,500	3,322,905
Ross Stores, Inc.	3,600	153,756
Sherwin-Williams Co. (The)	1,672	103,079
TJX Companies, Inc. (The)	14,600	533,630
		4,941,350
Textiles, Apparel & Luxury Goods — 0.1%
Coach, Inc.	13,200	482,196
Hanesbrands, Inc. (a)	96,850	2,335,054
		2,817,250
Thrifts & Mortgage Finance — 0.0%
Hudson City Bancorp, Inc.	29,700	407,781
MGIC Investment Corp. (a)	88,882	513,738
Washington Mutual, Inc. (a)	33,600	4,687
		926,206
Tobacco — 0.1%
Altria Group, Inc.	39,858	782,413
Philip Morris International, Inc.	33,391	1,609,112

	Number of Shares	Value
Reynolds American, Inc.	8,400	$444,948
		2,836,473
Wireless Telecommunication Services — 0.2%
NII Holdings, Inc., Class B (a)	64,930	2,180,349
United States Cellular Corp. (a)	65,116	2,761,570
		4,941,919
Total US Common Stocks (Cost $505,955,348)		524,326,203
Foreign Common Stocks — 19.7%
Australia — 0.5%
Alumina Ltd. (a)	2,075,161	3,407,597
Amcor Ltd.	459,601	2,560,439
Australia and New Zealand Banking Group Ltd.	52,672	1,071,654
BHP Billiton Ltd.	34,832	1,333,849
Caltex Australia Ltd. (a)	21,820	181,064
CFS Retail Property Trust – REIT	684,500	1,159,278
Iluka Resources Ltd. (a)	23,767	75,637
Newcrest Mining Ltd.	48,074	1,506,677
QBE Insurance Group Ltd.	75,000	1,711,839
Santos Ltd.	68,116	857,711
Telstra Corp. Ltd.	975,854	2,990,572
		16,856,317
Austria — 0.0%
BWIN Interactive Entertainment AG (a)	2,784	165,885
Oesterreichische Post AG	6,604	180,171
		346,056
Bahamas — 0.0%
Ultrapetrol (Bahamas) Ltd. (a)	106,480	506,845
Belgium — 0.0%
Anheuser-Busch InBev NV	15,468	799,140
Fortis, Strip VVPR (a) (c)	39,332	113
		799,253
Bermuda — 0.1%
Lazard Ltd., Class A	62,228	2,362,797
Brazil — 0.6%
Companhia de Concessoes Rodoviarias	76,100	1,734,512
LPS Brasil Consultoria de Imoveis SA (a)	167,200	2,318,643
Multiplan Empreendimentos Imobiliarios SA	217,800	4,051,466
Petroleo Brasileiro SA – ADR	64,100	3,056,288
Vale SA – ADR	242,500	6,018,850
		17,179,759
Canada — 1.9%
AbitibiBowater, Inc. (a)	66,735	38,924
Ace Aviation Holdings, Inc., Class A (a)	127,000	716,451
Barrick Gold Corp.	78,516	3,091,960
BCE, Inc. – NYSE Shares	9,400	259,534
BCE, Inc. – TSE Shares	145,795	4,042,697
Bell Aliant Regional Communications Income Fund (c) (d) (e)	1,558	41,756
Bombardier, Inc., Class B	1,278,300	5,866,845
Cameco Corp.	94,500	3,040,065

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
Canadian Natural Resources Ltd.	107,200	$7,790,027
Catalyst Paper Corp. (a)	352,814	67,469
Cenovus Energy, Inc.	119,200	3,020,318
EnCana Corp.	79,500	2,592,862
Fairfax Financial Holdings Ltd.	20,500	7,994,180
Fraser Papers, Inc. (a) (c) (e)	101,580	—
Groupe Aeroplan, Inc.	48,705	507,145
Imperial Oil Ltd.	67,377	2,619,447
Jazz Air Income Fund (c) (d) (e)	8,875	37,423
Nortel Networks Corp. (a)	22,767	524
Onex Corp.	29,096	656,562
Research In Motion Ltd. (a)	5,700	384,978
Rogers Communications, Inc., Class B – TSE Shares	230,600	7,207,835
Suncor Energy, Inc.	157,329	5,597,564
Talisman Energy, Inc.	143,500	2,701,645
		58,276,211
Chile — 0.1%
Enersis SA – SPADR	117,400	2,683,764
China — 0.5%
7 Days Group Holdings Ltd. – ADR (a)	165,450	2,064,816
China Construction Bank Corp., Class H	2,418,000	2,058,159
China Real Estate Information Corp. – ADR (a)	226,955	2,491,966
PetroChina Co. Ltd. – ADR	18,400	2,188,864
Shimao Property Holdings Ltd.	944,300	1,771,055
Shui On Land Ltd.	2,642,300	1,551,912
Tsingtao Brewery Co. Ltd., Class H	702,000	3,875,631
		16,002,403
Denmark — 0.2%
Bang & Olufsen A/S, Class B (a)	9,300	134,243
Carlsberg A/S, Class B	8,907	657,307
Coloplast A/S, Class B	10,420	947,019
Danske Bank A/S (a)	6,767	154,078
GN Store Nord A/S (GN Great Nordic) (a)	130,360	695,818
Novo Nordisk A/S, Class B	8,998	575,717
Vestas Wind Systems A/S (a)	20,330	1,243,936
William Demant Holding (a)	17,299	1,303,561
		5,711,679
Finland — 0.2%
Kone Oyj, Class B	1,571	67,145
Metso Oyj	45,762	1,608,953
Nokia Oyj	17,044	218,808
Sampo Oyj, Class A	73,892	1,793,330
Tieto Oyj	19,387	400,804
UPM-Kymmene Oyj	61,962	736,908
Wartsila Oyj Corp.	3,774	150,863
		4,976,811
France — 1.4%
Accor SA	200,000	10,864,766
Alcatel Lucent – SPADR (a)	155,348	515,755
Atos Origin SA (a)	1,560	71,029
AXA SA	39,573	935,911
BNP Paribas	16,512	1,303,022

	Number of Shares	Value
Carrefour SA	116,531	$5,602,744
Compagnie de Saint-Gobain	6,248	335,378
Eurofins Scientific	2,101	114,295
France Telecom SA	125,193	3,125,745
GDF Suez, Strip VVPR (a) (c)	9,765	14
Groupe Eurotunnel SA Registered	92,287	855,340
Lagardere S.C.A.	3,142	126,782
Legrand SA	40,500	1,129,333
Neopost SA	9,737	804,481
SA des Ciments Vicat	2,946	247,145
Sanofi-Aventis	17,867	1,400,535
SCOR SE	22,200	554,511
Societe BIC SA	4,751	328,826
Societe Generale, Class A	43,739	3,026,409
Thales SA	16,400	840,427
Total SA	98,235	6,295,052
Total SA – SPADR	70,000	4,482,800
		42,960,300
Germany — 0.6%
BASF SE	30,999	1,922,758
Bayer AG	2,831	226,268
Bayerische Motoren Werke AG	14,256	648,100
Daimler AG Registered	37,151	1,984,867
Deutsche Bank AG Registered	3,314	233,580
Deutsche Telekom AG	232,640	3,435,861
E.ON AG	37,929	1,583,447
Fresenius Medical Care AG & Co.	37,280	1,973,909
IVG Immobilien AG (a)	128,400	983,303
RWE AG	39,568	3,845,122
Siemens AG Registered	3,645	334,330
		17,171,545
Hong Kong — 1.4%
Asia Satellite Telecommunications Holdings Ltd.	47,000	66,462
Cheung Kong Holdings Ltd.	348,000	4,480,450
China Mobile Ltd.	117,000	1,090,571
Esprit Holdings Ltd.	25,515	167,927
First Pacific Co.	4,219,200	2,556,836
Genting Singapore plc (a)	318,516	291,710
Henderson Land Development Co.	313,000	2,332,186
Hong Kong & Shanghai Hotels Ltd. (The)	983,961	1,438,012
Hong Kong Aircraft Engineering Co. Ltd.	57,200	741,055
i-Cable Communications Ltd. (a)	2,031,000	297,620
Jardine Matheson Holdings Ltd.	285,800	8,593,236
Jardine Strategic Holdings Ltd.	390,000	6,840,518
Mandarin Oriental International Ltd.	237,000	348,368
Midland Holdings Ltd.	1,464,000	1,255,126
New World Development Ltd.	2,920,724	5,961,066
Next Media Ltd. (a)	1,930,000	257,266
Shangri-La Asia Ltd.	1,109,400	2,075,116
Silver Grant International Ltd.	562,000	209,675
Sino Land Co. Ltd.	558,300	1,083,542
SmarTone Telecommunications Holdings Ltd.	1,109,000	913,807
Television Broadcasts Ltd.	356,000	1,708,202

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
Wheelock & Co. Ltd.	490,000	$1,491,018
		44,199,769
Indonesia — 0.2%
Bank Pan Indonesia Tbk PT (a)	24,497,721	1,987,934
Citra Marga Nusaphala Persada Tbk PT	326,000	31,774
Gudang Garam Tbk PT	315,500	720,228
Indofood Sukses Makmur Tbk PT	3,543,000	1,328,628
Matahari Putra Prima Tbk PT (a)	6,110,300	572,961
Semen Gresik (Persero) Tbk PT	2,648,500	2,119,739
		6,761,264
Ireland — 0.0%
Anglo Irish Bank Corp Ltd. (a) (c)	38,180	—
CRH plc	8,857	239,915
DCC plc	8,959	249,735
Fyffes plc	454,644	299,908
Independent News & Media plc (a)	637,039	117,100
Paddy Power plc	8,550	303,010
Total Produce plc	121,671	58,984
		1,268,652
Italy — 0.4%
Banco Popolare Societa Cooperativa (a)	29,783	222,933
Eni SpA – SPADR	27,900	1,412,019
Fiat SpA (a)	118,163	1,719,720
Finmeccanica SpA	12,315	196,403
Intesa Sanpaolo (a)	382,908	1,715,669
Luxottica Group SpA	37,070	960,289
Luxottica Group SpA – SPADR	32,900	844,872
Natuzzi SpA – SPADR (a)	4,400	14,212
Saipem SpA	56,462	1,939,626
UniCredit SpA (a)	1,151,996	3,831,976
		12,857,719
Japan — 2.3%
Ajinomoto Co., Inc.	36,000	338,917
Alfresa Holdings Corp.	8,500	336,527
Astellas Pharma, Inc.	74,400	2,771,301
Bank of Yokohama Ltd. (The)	65,000	294,363
Benesse Corp.	23,000	961,821
Canon, Inc.	78,600	3,322,820
Dai Nippon Printing Co. Ltd.	34,000	428,703
DAIICHIKOSHO Co. Ltd.	117,000	1,316,277
Dainippon Sumitomo Pharma Co. Ltd.	25,000	261,076
Daiwa Securities Group, Inc.	821,000	4,115,856
Denso Corp.	8,900	266,735
DyDo DRINCO, Inc.	34,200	1,055,063
East Japan Railway Co.	6,900	435,389
Fujitsu Frontech Ltd.	7,100	53,131
Fukuoka Financial Group, Inc.	110,000	381,722
Hitachi Chemical Co. Ltd.	31,900	642,139
Hitachi Ltd. (a)	161,000	493,114
Hitachi Metals Ltd.	15,000	142,832
Isetan Mitsukoshi Holdings Ltd.	51,000	459,580
Japan Petroleum Exploration Co.	28,000	1,229,302
JS Group Corp.	38,900	669,293
Kao Corp.	39,000	910,452

	Number of Shares	Value
Kawasaki Heavy Industries Ltd.	191,000	$481,460
KDDI Corp.	135	711,907
Kinden Corp.	39,000	328,460
Kyowa Hakko Kirin Co. Ltd.	49,000	515,492
Marui Group Co. Ltd.	40,500	248,256
Matsushita Electric Works Ltd.	71,114	854,914
Mitsubishi Corp.	43,800	1,088,992
Mitsubishi Heavy Industries Ltd.	53,000	186,117
Mitsubishi Tanabe Pharma Corp.	28,000	348,219
Mitsubishi UFJ Financial Group, Inc.	141,500	692,811
Mizuho Financial Group, Inc.	139,900	250,326
Namco Bandai Holdings, Inc.	29,950	284,971
Nippon Meat Packers, Inc.	34,000	390,656
Nippon Oil Corp.	59,000	273,158
Nippon Suisan Kaisha Ltd.	66,800	188,090
Nippon Telegraph & Telephone Corp.	24,200	951,908
NIPPONKOA Insurance Co. Ltd.	219,000	1,238,667
NISSIN FOODS HOLDINGS Co. Ltd.	31,000	1,010,013
Nitto Denko Corp.	57,900	2,063,311
Noritake Co. Ltd.	15,000	39,485
NSK Ltd.	61,000	447,699
NTT Data Corp.	68	209,993
NTT DoCoMo, Inc.	261	363,578
Obayashi Corp.	89,000	302,891
OLYMPUS Corp.	264,000	8,482,706
OMRON Corp.	10,500	187,310
Onward Holdings Co. Ltd.	26,000	160,065
Panasonic Corp.	11,200	160,167
Ricoh Co. Ltd.	13,000	183,353
Ryosan Co. Ltd.	4,600	107,908
SAZABY LEAGUE Ltd.	46,100	544,173
Secom Co. Ltd.	15,800	747,339
Sekisui House Ltd.	42,000	376,707
Seven & I Holdings Co. Ltd.	124,680	2,530,642
Shimizu Corp.	51,000	182,825
Shiseido Co. Ltd.	22,000	421,667
Sompo Japan Insurance, Inc.	968,000	6,160,217
Sony Corp.	14,800	429,000
Sumitomo Electric Industries Ltd.	69,900	866,392
Sumitomo Forestry Co. Ltd.	40,200	302,050
Sumitomo Metal Industries Ltd.	508,000	1,354,364
Sumitomo Mitsui Financial Group, Inc.	18,500	527,428
Taiyo Nippon Sanso Corp.	30,000	318,183
Takeda Pharmaceutical Co. Ltd.	68,100	2,795,890
TDK Corp.	3,800	231,711
Tokio Marine Holdings, Inc.	87,900	2,385,908
Tokyo Electric Power Co., Inc. (The)	14,000	350,919
Tokyo Electron Ltd.	700	44,760
Tokyo Gas Co. Ltd.	196,000	781,343
Tokyo Ohka Kogyo Co. Ltd.	8,000	147,723
Toppan Forms Co. Ltd.	19,400	201,354
Toyo Seikan Kaisha Ltd.	20,100	304,147
Toyota Motor Corp.	19,900	836,116
Trend Micro, Inc. (a)	2,400	91,212
West Japan Railway Co.	656	2,195,826

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
Yamada Denki Co. Ltd.	5,620	$377,659
Yamatake Corp.	9,900	218,935
Yamato Holdings Co. Ltd.	57,700	797,814
YASKAWA Electric Corp.	52,000	433,068
		70,594,668
Luxembourg — 0.1%
ArcelorMittal	47,164	2,139,119
Malaysia — 0.4%
AMMB Holdings Berhad	1,194,575	1,737,868
British American Tobacco Malaysia Berhad	55,600	693,335
Bumiputra-Commerce Holdings Berhad	983,169	3,685,519
Carlsberg Brewery Malaysia Berhad	148,700	196,979
Genting Malaysia Berhad	3,225,900	2,633,498
Malaysian Airline System Berhad (a)	491,300	388,713
Multi-Purpose Holdings Berhad	546,150	296,948
Sime Darby Berhad	571,606	1,496,963
		11,129,823
Mexico — 0.2%
America Movil SA de CV, Series L – ADR	6,300	295,974
Cemex SAB de CV – SPADR (a)	559,000	6,607,380
Telefonos de Mexico SAB de CV, Series L – SPADR	4,650	77,097
Telmex Internacional SAB de CV, Series L – ADR	4,552	80,798
		7,061,249
Netherlands — 0.9%
Akzo Nobel NV	4,575	301,550
Heineken NV	27,822	1,318,304
ING Groep NV – CVA (a)	265,759	2,569,138
Koninklijke (Royal) KPN NV	100,345	1,702,024
Koninklijke (Royal) Philips Electronics NV	235,460	6,971,978
Koninklijke Boskalis Westminster NV – CVA	30,805	1,186,315
Reed Elsevier NV	127,951	1,569,964
Royal Dutch Shell plc – ADR	28,900	1,737,179
Royal Dutch Shell plc, Class A	203,364	6,151,335
Royal Dutch Shell plc, Class B	60,575	1,765,164
Wolters Kluwer NV	41,824	916,706
		26,189,657
New Zealand — 0.0%
Telecom Corp. of New Zealand Ltd.	89,008	161,137
Norway — 0.1%
DNB NOR ASA (a)	77,635	842,774
Norwegian Property ASA (a)	608,700	1,409,372
StatoilHydro ASA	30,100	750,808
		3,002,954
Philippines (The) — 0.3%
ABS-CBN Holdings Corp.	3,080,400	1,931,387
Ayala Corp.	647,799	4,216,927
Banco de Oro Unibank, Inc.	303,400	255,191
Benpres Holdings Corp. (a)	4,725,000	357,360
DMCI Holdings, Inc.	1,526,000	319,653

	Number of Shares	Value
Globe Telecom, Inc.	134,000	$2,641,862
Jollibee Foods Corp.	635,900	752,552
		10,474,932
Poland — 0.1%
Bank Pekao SA (a)	29,851	1,682,952
Russia — 0.3%
Gazprom OAO – SPADR	4,400	112,200
Lukoil OAO – SPADR	60,000	3,438,000
Oao Gazprom – SPADR	197,199	4,915,693
		8,465,893
Singapore — 0.6%
CapitaLand Ltd.	1,337,400	3,961,344
City Developments Ltd.	154,300	1,258,676
Great Eastern Holdings Ltd.	222,000	2,133,371
GuocoLeisure Ltd.	1,314,000	646,267
Oversea-Chinese Banking Corp.	540,285	3,477,883
Singapore Technologies Engineering Ltd.	183,000	420,654
Singapore Telecommunications Ltd.	883,000	1,944,518
STATS ChipPAC Ltd. (a)	2,646,000	1,874,012
Suntec Real Estate Investment Trust – REIT	2,390,700	2,286,696
United Industrial Corp. Ltd.	113,000	167,539
Wing Tai Holdings Ltd.	910,300	1,177,576
Yellow Pages Singapore Ltd. (a)	511,000	57,972
		19,406,508
South Africa — 0.7%
Anglo Platinum Ltd. (a)	47,555	5,067,941
AngloGold Ashanti Ltd.	6,085	246,520
AngloGold Ashanti Ltd. – SPADR	62,258	2,501,527
City Lodge Hotels Ltd.	16,093	174,117
Clicks Group Ltd.	112,761	414,144
Discovery Holdings Ltd.	18,458	79,804
FirstRand Ltd.	415,960	1,032,051
Gold Fields Ltd.	126,182	1,660,239
Hosken Consolidated Investments Ltd.	450,576	4,345,931
JD Group Ltd.	39,419	263,611
Mondi Ltd.	3,742	21,127
Nedbank Group Ltd.	72,564	1,212,284
Pretoria Portland Cement Co. Ltd.	220,540	1,033,502
RMB Holdings Ltd.	398,539	1,596,147
Sun International Ltd. (a)	113,934	1,458,522
		21,107,467
South Korea — 0.2%
KB Financial Group, Inc. (a)	1,217	62,083
Korea Electric Power Corp. (a)	710	20,714
KT&G Corp. (a)	25,188	1,391,813
POSCO	155	81,598
POSCO – ADR	33,800	4,431,180
Samsung Electronics Co. Ltd.	124	84,690
SK Telecom Co. Ltd.	914	132,876
		6,204,954
Spain — 0.7%
Acciona SA	8,595	1,116,332
Acerinox SA	67,987	1,406,336

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
ACS, Actividades de Construccion y Servicios SA	184,000	$9,148,100
Banco Santander SA	96,234	1,581,114
Banco Santander SA – SPADR	5,356	88,053
Iberdrola SA	430,501	4,098,131
Inditex SA	10,715	663,941
Prosegur, Compania de Seguridad SA	10,601	518,551
Telefonica SA	63,812	1,778,539
Viscofan SA	18,001	456,735
		20,855,832
Sweden — 0.2%
Assa Abloy AB, Class B	59,313	1,135,792
Hoganas AB, Class B	17,353	396,502
Modern Times Group AB, Class B	4,879	241,459
Svenska Cellulosa AB (SCA), Class B	56,517	754,945
Svenska Handelsbanken AB, Class A	47,916	1,370,374
Telefonaktiebolaget LM Ericsson, Class B	127,408	1,171,876
		5,070,948
Switzerland — 0.8%
Adecco SA	20,916	1,154,752
Clariant AG Registered (a)	32,531	382,083
Compagnie Financiere Richemont SA	21,638	724,031
Geberit AG	6,889	1,220,290
Logitech International SA (a)	28,087	483,176
Nestle SA Registered	9,654	469,018
Noble Corp.	4,800	195,360
Novartis AG	137,647	7,499,316
PubliGroupe SA (a)	1,228	94,589
Roche Holding AG	13,984	2,378,905
Sonova Holding AG Registered	1,795	217,051
Tyco Electronics Ltd.	12,600	309,330
Tyco International Ltd. (a)	13,600	485,248
UBS AG Registered (a)	117,956	1,812,030
Xstrata plc (a)	263,975	4,649,579
Zurich Financial Services AG	11,007	2,393,215
		24,467,973
Taiwan — 0.2%
Asustek Computer, Inc. – GDR Registered	61,722	596,284
Chunghwa Telecom Co. Ltd.	165,000	306,303
Chunghwa Telecom Co. Ltd. – ADR	40,153	745,641
Taiwan Semiconductor Manufacturing Co. Ltd.	1,867,243	3,745,572
Uni-President Enterprises Corp.	311,112	381,613
		5,775,413
Thailand — 0.3%
Advanced Info Service PCL	888,200	2,304,418
GMM Grammy PCL	1,071,500	462,795
Kasikornbank PCL	556,200	1,451,392
Land and Houses PCL	1,873,200	373,629
Matichon PCL (c)	115,200	23,496
MBK PCL	308,800	602,039

	Number of Shares	Value
Siam Cement Co.	93,100	$656,224
Siam Cement PCL	385,900	2,766,350
Thanachart Capital PCL	1,137,600	754,078
		9,394,421
Turkey — 0.1%
Turkcell Iletisim Hizmetleri A/S – ADR	113,600	1,986,864
Turkiye Garanti Bankasi A/S – ADR	164,800	698,142
		2,685,006
United Kingdom — 3.1%
Admiral Group plc	13,084	249,590
AMEC plc	17,896	227,168
Anglo American plc – JSE Shares (a)	55,002	2,380,423
Anglo American plc – LSE Shares (a)	36,225	1,547,953
Arriva plc	110,568	887,224
Aviva plc	136,468	864,289
BAE Systems plc	196,237	1,130,881
Barclays plc	248,276	1,094,073
Berkeley Group Holdings plc (UNIT) (a)	15,250	200,513
BHP Billiton plc	50,362	1,608,699
BP plc	814,844	7,880,506
BP plc – SPADR	53,400	3,095,598
Bradford & Bingley plc (a) (c)	101,619	—
British American Tobacco plc	12,499	405,475
Bunzl plc	35,953	389,765
Cable & Wireless plc	503,957	1,138,167
Cadbury plc	22,321	287,231
Capita Group plc	134,081	1,617,260
Carnival plc (a)	27,596	942,364
Carphone Warehouse Group plc	63,309	190,836
Compass Group plc	389,034	2,778,575
Daily Mail & General Trust NV, Class A	17,468	116,803
Devro plc	110,175	234,157
Diageo plc	272,524	4,752,648
Enterprise Inns plc (a)	73,550	110,906
Eurocastle Investment Ltd. (a)	83,992	43,227
G4S plc	43,628	182,334
Galiform plc (a)	386,659	456,529
GlaxoSmithKline plc	267,333	5,662,959
Great Portland Estates plc – REIT	221,789	1,027,409
Hays plc	189,536	315,978
HMV Group plc	65,314	97,858
Homeserve plc	8,794	238,627
ICAP plc	120,085	832,201
Informa plc	148,509	759,709
International Personal Finance	121,933	405,696
Intertek Group plc	67,912	1,367,409
Invensys plc	197,053	944,096
ITV plc (a)	624,186	526,992
Ladbrokes plc	165,682	364,574
Lloyds Banking Group plc (a)	3,118,283	2,503,338
Michael Page International plc	123,282	747,474
Mondi plc	9,264	49,906
Next plc	9,360	312,061

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
Northgate plc (a)	15,092	$52,777
Provident Financial plc	41,217	617,259
Reckitt Benckiser Group plc	34,789	1,884,793
Reed Elsevier plc	92,575	760,205
Rexam plc	128,042	598,235
Rightmove plc	42,296	341,944
Rio Tinto plc	23,867	1,286,345
Rio Tinto plc – SPADR	7,300	1,572,347
Rolls-Royce Group plc (a)	233,400	1,821,420
Rolls-Royce Group plc – Class C (a)	14,004,000	22,619
Royal Bank of Scotland Group plc (a)	117,734	55,222
RSA Insurance Group plc	99,209	193,029
Sage Group plc	300,677	1,067,484
Smiths Group plc	26,967	441,250
Songbird Estates plc (a)	1,044,083	2,695,312
Sportingbet plc	230,256	250,547
Stagecoach Group plc	182,535	499,461
Sthree plc	18,952	89,965
Tesco plc	237,118	1,629,193
Thomas Cook Group plc	318,926	1,184,426
Tui Travel plc	213,251	877,702
Unilever plc	190,428	6,095,447
Vedanta Resources plc	132,891	5,492,507
Vodafone Group plc	3,272,386	7,577,867
Willis Group Holdings Ltd.	272,080	7,177,470
Wolseley plc (a)	11,609	232,239
WPP plc	60,716	592,884
		96,079,430
Total Foreign Common Stocks (Cost $525,646,155)		602,871,480
Total Common Stocks (Cost $1,031,601,503)		1,127,197,683

	Interest Rate	Maturity Date	Principal Amount	Value
Convertible Bonds — 0.2%
Communications — 0.0%
Leap Wireless International, Inc.	4.500%	07/15/14	$500,000	$413,750
Consumer, Cyclical — 0.0%
AMR Corp.	6.250%	10/15/14	137,000	141,966
Continental Airlines, Inc.	4.500%	01/15/15	200,000	221,000
Ford Motor Co.	4.250%	11/15/16	375,000	470,157
Total Consumer, Cyclical (Cost $801,810)				833,123
Consumer, Non-cyclical — 0.0%
Amylin Pharmaceuticals, Inc.	3.000%	06/15/14	365,000	284,700
Dollar Financial Corp.	3.000%	04/01/28	505,000	470,281
Total Consumer, Non-cyclical (Cost $654,006)				754,981
Diversified — 0.0%
Sotheby’s	3.125%	06/15/13	242,107	235,146

	Interest Rate	Maturity Date	Principal Amount	Value
US Airways Group, Inc.	7.250%	05/15/14	$56,000	$72,240
Total Diversified (Cost $232,077)				307,386
Financial — 0.2%
Inland Real Estate Corp.	4.625%	11/15/26	3,900,000	3,719,625
MPT Operating Partnership LP – REIT (f)	6.125%	11/15/11	1,000,000	971,250
SL Green Realty Corp. – REIT (f)	3.000%	03/30/27	318,000	292,163
Total Financial (Cost $4,572,848)				4,983,038
Total Convertible Bonds (Cost $6,668,571)				7,292,278
Subordinated Convertible Notes — 0.0%
Consumer, Non-cyclical — 0.0%
Cubist Pharmaceuticals, Inc.	2.250%	06/15/13	200,000	186,750
Financial — 0.0%
Eurocastle Investment Ltd. (c) (d) (e)	20.000%	09/30/19	168,000	289,004
Total Subordinated Convertible Notes (Cost $408,272)				475,754
Corporate Bonds — 2.6%
Basic Materials — 0.1%
Ashland, Inc. (f)	9.125%	06/01/17	430,000	471,925
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC	9.750%	11/15/14	475,000	465,500
Momentive Performance Materials	9.750%	12/01/14	525,000	505,312
Neenah Paper, Inc.	7.375%	11/15/14	550,000	501,875
NewPage Corp. (f)	11.375%	12/31/14	205,000	207,050
Novelis, Inc.	7.250%	02/15/15	450,000	428,625
Terra Capital, Inc. (f)	7.750%	11/01/19	100,000	107,000
Vedanta Resources plc (f)	9.500%	07/18/18	600,000	609,000
Total Basic Materials (Cost $2,830,923)				3,296,287
Communications — 0.5%
Catalina Marketing Corp. (f)	10.500%	10/01/15	625,000	659,375
CCO Holdings LLC/CCO Holdings Capital Corp.	8.750%	11/15/13	1,100,000	1,128,875
Cricket Communications, Inc.	10.000%	07/15/15	750,000	760,312
CSC Holdings, Inc.	7.875%	02/15/18	975,000	1,009,125
Frontier Communications Corp.	8.250%	05/01/14	375,000	390,938
GCI, Inc.	7.250%	02/15/14	550,000	545,187

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Interest Rate	Maturity Date	Principal Amount	Value
Intelsat Jackson Holdings Ltd. (f)	8.500%	11/01/19	$290,000	$298,700
Intelsat Subsidiary Holding Co. Ltd. (f)	8.875%	01/15/15	1,350,000	1,390,500
Liberty Media LLC	8.500%	07/15/29	190,000	174,088
Liberty Media LLC	8.250%	02/01/30	260,000	238,225
Mediacom Broadband LLC/Mediacom Broadband Corp.	8.500%	10/15/15	710,000	717,100
MetroPCS Wireless, Inc.	9.250%	11/01/14	700,000	708,750
Netflix, Inc. (f)	8.500%	11/15/17	190,000	197,125
Nielsen Finance LLC/Nielsen Finance Co. (STEP)	12.500%	08/01/16	595,000	542,937
Quebecor Media, Inc.	7.750%	03/15/16	920,000	917,700
Qwest Corp.	7.500%	10/01/14	625,000	649,219
SBA Telecommunications, Inc. (f)	8.000%	08/15/16	165,000	172,425
SBA Telecommunications, Inc. (f)	8.250%	08/15/19	160,000	169,600
Sinclair Television Group, Inc. (f)	9.250%	11/01/17	305,000	317,200
Sprint Capital Corp.	8.375%	03/15/12	300,000	310,500
Sprint Nextel Corp.	6.000%	12/01/16	350,000	319,375
Terremark Worldwide, Inc. (f)	12.000%	06/15/17	740,000	817,700
Virgin Media Finance plc	9.500%	08/15/16	470,000	504,663
West Corp.	9.500%	10/15/14	1,175,000	1,192,625
West Corp.	11.000%	10/15/16	40,000	41,800
Wind Acquisition Finance SA (f)	11.750%	07/15/17	320,000	349,600
Total Communications (Cost $13,519,342)				14,523,644
Consumer, Cyclical — 0.4%
Accuride Corp.	8.500%	02/01/15	385,000	327,250
Affinia Group, Inc.	9.000%	11/30/14	445,000	431,650
Affinia Group, Inc. (f)	10.750%	08/15/16	370,000	400,987
AMC Entertainment, Inc.	8.000%	03/01/14	800,000	764,000
ArvinMeritor, Inc.	8.125%	09/15/15	475,000	453,625
Continental Airlines, Inc.	9.798%	04/01/21	504,268	437,453
Easton-Bell Sports, Inc. (f)	9.750%	12/01/16	265,000	274,606
Ford Motor Co.	7.450%	07/16/31	700,000	618,625
Freedom Group, Inc. (f)	10.250%	08/01/15	365,000	387,356
Harrah’s Operating Co., Inc. (f)	11.250%	06/01/17	380,000	397,575
HSN, Inc.	11.250%	08/01/16	175,000	196,438
Marquee Holdings, Inc. (STEP)	9.505%	08/15/14	850,000	706,562
McJunkin Red Man Corp. (f)	9.500%	12/15/16	240,000	234,600

	Interest Rate	Maturity Date	Principal Amount	Value
MGM Mirage, Inc. (f)	11.125%	11/15/17	$175,000	$193,813
Michaels Stores, Inc.	11.375%	11/01/16	65,000	68,413
Neiman Marcus Group, Inc. (The)	9.000%	10/15/15	475,000	464,312
Peninsula Gaming LLC (f)	8.375%	08/15/15	400,000	399,000
Peninsula Gaming LLC (f)	10.750%	08/15/17	250,000	251,250
Rite Aid Corp. (f)	10.250%	10/15/19	250,000	263,750
Rite Aid Corp.	10.375%	07/15/16	750,000	795,000
River Rock Entertainment Authority (The)	9.750%	11/01/11	415,000	391,137
Royal Caribbean Cruises	11.875%	07/15/15	180,000	208,125
Scientific Games International, Inc.	9.250%	06/15/19	350,000	367,500
Seneca Gaming Corp.	7.250%	05/01/12	450,000	438,750
Tenneco, Inc.	8.625%	11/15/14	210,000	211,838
Tenneco, Inc.	8.125%	11/15/15	50,000	50,563
TRW Automotive, Inc. (f)	7.250%	03/15/17	600,000	582,000
Yonkers Racing Corp. (f)	11.375%	07/15/16	370,000	388,500
Total Consumer, Cyclical (Cost $9,651,801)				10,704,678
Consumer, Non-cyclical — 0.4%
ACCO Brands Corp. (f)	10.625%	03/15/15	255,000	280,500
Alliance One International, Inc. (f)	10.000%	07/15/16	900,000	945,000
ARAMARK Corp.	8.500%	02/01/15	635,000	654,050
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	7.625%	05/15/14	750,000	712,500
Biomet, Inc.	10.000%	10/15/17	340,000	369,325
CHS/Community Health Systems, Inc.	8.875%	07/15/15	775,000	802,125
Constellation Brands, Inc.	7.250%	09/01/16	380,000	385,700
Deluxe Corp.	7.375%	06/01/15	95,000	91,556
Elan Corp. plc (f)	8.750%	10/15/16	485,000	463,175
HCA, Inc.	6.375%	01/15/15	1,175,000	1,108,906
HCA, Inc.	9.625%	11/15/16	1,100,000	1,190,750
Hertz Corp.	8.875%	01/01/14	600,000	613,500
Inverness Medical Innovations, Inc.	9.000%	05/15/16	575,000	589,375
Lender Processing Services, Inc.	8.125%	07/01/16	315,000	335,081
Revlon Consumer Products Corp. (f)	9.750%	11/15/15	425,000	438,813
Service Corp. International	6.750%	04/01/16	550,000	532,125
Smithfield Foods, Inc.	7.750%	07/01/17	750,000	691,875
Smithfield Foods, Inc. (f)	10.000%	07/15/14	435,000	471,975

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Interest Rate	Maturity Date	Principal Amount	Value
StoneMor Operating LLC/Cornerstone Family Services/Osiris Holdings (f)	10.250%	12/01/17	$335,000	$340,863
Talecris Biotherapeutics Holdings Corp. (f)	7.750%	11/15/16	200,000	203,000
Tenet Healthcare Corp. (f)	10.000%	05/01/18	1,125,000	1,260,000
United Rentals North America, Inc.	10.875%	06/15/16	360,000	391,500
Universal Hospital Services, Inc.	8.500%	06/01/15	375,000	369,375
Total Consumer, Non-cyclical (Cost $12,195,593)				13,241,069
Diversified — 0.0%
Reynolds Group Escrow (f)	7.750%	10/15/16	240,000	245,400
Energy — 0.3%
Antero Resources Finance Corp. (f)	9.375%	12/01/17	200,000	204,000
Aquilex Holdings LLC/Aquilex Finance Corp. (f)	11.125%	12/15/16	345,000	344,138
Basic Energy Services, Inc.	11.625%	08/01/14	455,000	486,850
Berry Petroleum Co.	10.250%	06/01/14	350,000	380,625
Chesapeake Energy Corp.	6.500%	08/15/17	1,215,000	1,190,700
Complete Production Services, Inc.	8.000%	12/15/16	15,000	14,794
Dynegy Holdings, Inc.	7.750%	06/01/19	900,000	780,750
El Paso Corp.	12.000%	12/12/13	485,000	568,662
Headwaters, Inc. (f)	11.375%	11/01/14	425,000	443,062
Hornbeck Offshore Services, Inc.	6.125%	12/01/14	385,000	359,494
Kinder Morgan Finance Co. ULC	5.700%	01/05/16	585,000	561,600
Newfield Exploration Co.	6.625%	04/15/16	385,000	385,963
P2021 Rig Co. (a) (f)	13.500%	12/15/13	270,000	268,650
Peabody Energy Corp.	7.375%	11/01/16	585,000	603,281
PetroHawk Energy Corp.	10.500%	08/01/14	475,000	518,937
Petroleum Development Corp.	12.000%	02/15/18	50,000	51,563
Pioneer Natural Resources Co.	6.875%	05/01/18	475,000	469,974
Plains Exploration & Production Co.	7.750%	06/15/15	450,000	457,875
SandRidge Energy, Inc. (f)	8.000%	06/01/18	410,000	402,825
Southwestern Energy Co.	7.500%	02/01/18	350,000	371,000
Total Energy (Cost $8,160,427)				8,864,743
Financial — 0.4%
BAC Capital Trust XI	6.625%	05/23/36	1,260,000	1,125,898
Cemex Finance LLC (f)	9.500%	12/14/16	365,000	382,337

	Interest Rate	Maturity Date	Principal Amount	Value
CIT Group Funding Co. of Delaware LLC	10.250%	05/01/13	$72,649	$74,102
CIT Group Funding Co. of Delaware LLC	10.250%	05/01/14	108,974	110,881
CIT Group Funding Co. of Delaware LLC	10.250%	05/01/15	108,974	110,064
CIT Group Funding Co. of Delaware LLC	10.250%	05/01/16	181,624	182,532
CIT Group Funding Co. of Delaware LLC	10.250%	05/01/17	254,274	255,545
CIT Group, Inc.	7.000%	05/01/13	77,942	72,681
CIT Group, Inc.	7.000%	05/01/14	116,913	108,583
CIT Group, Inc.	7.000%	05/01/15	116,913	104,637
CIT Group, Inc.	7.000%	05/01/16	194,856	171,473
CIT Group, Inc.	7.000%	05/01/17	497,799	431,841
Citigroup Capital XXI (VRN)	8.300%	12/21/77	1,200,000	1,155,000
Citigroup, Inc.	5.875%	02/22/33	500,000	421,772
CPM Holdings, Inc. (f)	10.625%	09/01/14	380,000	400,900
Credit Agricole SA	9.750%	12/31/49	370,000	394,383
Fibria Overseas Finance Ltd. (f)	9.250%	10/30/19	195,000	218,888
Ford Motor Credit Co. LLC	8.700%	10/01/14	335,000	350,240
Ford Motor Credit Co. LLC	8.125%	01/15/20	450,000	442,215
Ford Motor Credit Co. LLC	8.000%	12/15/16	1,125,000	1,126,495
GMAC, Inc.	8.000%	11/01/31	1,950,000	1,755,000
Hartford Financial Services Group, Inc. (VRN)	8.125%	06/15/38	435,000	417,600
Host Hotels & Resorts LP – REIT	6.875%	11/01/14	600,000	603,750
International Lease Finance Corp.	6.625%	11/15/13	275,000	221,371
International Lease Finance Corp.	5.400%	02/15/12	150,000	130,433
International Lease Finance Corp.	5.650%	06/01/14	400,000	302,304
LBG Capital NO. 1 plc (f)	7.875%	11/01/20	800,000	644,000
NB Capital Trust IV	8.250%	04/15/27	975,000	965,250
Total Financial (Cost $11,369,367)				12,680,175
Industrial — 0.2%
Associated Materials LLC (f)	9.875%	11/15/16	115,000	121,325
Ball Corp.	7.125%	09/01/16	50,000	51,250
Ball Corp.	7.375%	09/01/19	70,000	71,925
Blount, Inc.	8.875%	08/01/12	400,000	407,500
Bombardier, Inc. (f)	8.000%	11/15/14	365,000	379,144
Case New Holland, Inc.	7.125%	03/01/14	370,000	375,550
Crown Americas	7.750%	11/15/15	350,000	362,250
ESCO Corp. (f)	8.625%	12/15/13	160,000	159,200

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Interest Rate	Maturity Date	Principal Amount	Value
Goodman Global Group, Inc. (a) (f) (g)	0.000%	12/15/14	$690,000	$391,575
Harland Clarke Holdings Corp.	9.500%	05/15/15	1,000,000	928,750
Navios Maritime Holdings, Inc.	9.500%	12/15/14	370,000	368,150
Owens Corning, Inc.	9.000%	06/15/19	360,000	401,464
Owens-Brockway Glass Container, Inc.	7.375%	05/15/16	360,000	371,700
Plastipak Holdings, Inc. (f)	10.625%	08/15/19	450,000	496,125
SPX Corp.	7.625%	12/15/14	465,000	478,950
Total Industrial (Cost $4,942,249)				5,364,858
Technology — 0.2%
Advanced Micro Devices, Inc. (f)	8.125%	12/15/17	420,000	418,425
First Data Corp.	10.550%	09/24/15	944,792	838,503
First Data Corp.	9.875%	09/24/15	805,000	750,663
Freescale Semiconductor, Inc.	8.875%	12/15/14	850,000	779,875
Seagate Technology HDD Holdings, Inc.	6.800%	10/01/16	845,000	817,537
Sensata Technologies BV	8.000%	05/01/14	700,000	686,000
Stream Global Services, Inc. (f)	11.250%	10/01/14	625,000	632,031
Sungard Data Systems, Inc.	10.250%	08/15/15	270,000	287,550
Sungard Data Systems, Inc.	9.125%	08/15/13	380,000	389,500
Unisys Corp. (f)	14.250%	09/15/15	400,000	466,000
Unisys Corp. (f)	12.750%	10/15/14	735,000	848,925
Total Technology (Cost $6,352,989)				6,915,009
Utilities — 0.1%
AES Corp. (The)	8.000%	10/15/17	370,000	379,713
Edison Mission Energy	7.200%	05/15/19	1,030,000	780,225
Energy Future Holdings Corp.	5.550%	11/15/14	985,000	698,560
Intergen NV (f)	9.000%	06/30/17	525,000	547,312
Mirant North America LLC	7.375%	12/31/13	700,000	692,125
NRG Energy, Inc.	7.375%	02/01/16	800,000	801,000
RRI Energy, Inc.	7.875%	06/15/17	600,000	589,500
Total Utilities (Cost $4,299,583)				4,488,435
Total Corporate Bonds (Cost $73,559,196)				80,324,298
Asset-Backed Securities — 0.8%
Ace Securities Corp., Ser. 2005-HE7, Class A2D (FRN) (STEP) (c)	0.561%	11/25/35	400,000	272,099
American Express Credit Account Master Trust, Ser. 2006-B, Class A (FRN) (f)	0.273%	08/15/13	1,600,000	1,591,646

	Interest Rate	Maturity Date	Principal Amount	Value
Asset Backed Funding Certificates, Ser. 2005-WMC1, Class A2D (FRN) (STEP)	0.591%	06/25/35	$784,647	$771,090
Bank of America Credit Card Trust, Ser. 2006-A11, Class A11 (FRN)	0.263%	04/15/16	1,000,000	962,237
Bank of America Credit Card Trust, Ser. 2006-A12, Class A12 (FRN)	0.253%	03/15/14	200,000	196,861
Bank of America Credit Card Trust, Ser. 2006-A15, Class A15 (FRN)	0.233%	04/15/14	1,671,000	1,642,901
Bank of America Credit Card Trust, Ser. 2007-A6, Class A6 (FRN)	0.293%	09/15/16	3,000,000	2,875,230
Bear Stearns Asset Backed Securities Trust, Ser. 2005-HE10, Class A2 (FRN) (STEP)	0.521%	11/25/35	69,092	67,951
Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE1, Class 1A2 (FRN) (STEP)	0.451%	12/25/35	481,317	437,649
Carrington Mortgage Loan Trust, Ser. 2005-NC5, Class A2 (FRN) (STEP)	0.551%	10/25/35	518,780	476,938
Chase Issuance Trust, Ser. 2006-A8, Class A8 (FRN)	0.293%	02/16/16	1,900,000	1,851,398
Citibank Credit Card Issuance Trust, Ser. 2005-A3, Class A3 (FRN)	0.302%	04/24/14	1,000,000	984,649
Countrywide Asset-Backed Certificates, Ser. 2004-1, Class 3A (FRN) (STEP)	0.511%	04/25/34	293,688	230,571
Credit-Based Asset Servicing and Securitization, Ser. 2005-CB2, Class M1 (FRN) (STEP)	0.671%	04/25/36	55,034	42,578
Downey Savings & Loan Association Mortgage Loan Trust, Ser. 2004-AR3, Class B2 (FRN) (STEP) (c)	1.333%	07/19/44	109,983	19,769
FBR Securitization Trust, Ser. 2005-2, Class AV31 (FRN) (STEP)	0.501%	09/25/35	190,486	184,603
First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF10, Class A4 (FRN) (STEP)	0.551%	11/25/35	451,582	347,442

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Interest Rate	Maturity Date	Principal Amount	Value
Home Equity Asset Trust, Ser. 2006-5, Class 2A3 (FRN) (STEP) (c)	0.381%	10/25/36	$150,000	$61,000
HSI Asset Securitization Corp. Trust, Ser. 2006-OPT2, Class 2A3 (FRN) (STEP)	0.421%	01/25/36	787,151	704,834
Indymac Residential Asset Backed Trust, Ser. 2005-D, Class AII3 (FRN) (STEP)	0.481%	03/25/36	1,231,756	955,092
Indymac Residential Asset Backed Trust, Ser. 2007-B, Class 2A3 (FRN) (STEP) (c)	0.431%	07/25/37	907,000	299,303
Long Beach Mortgage Loan Trust, Ser. 2005-3, Class 2A2 (FRN) (STEP)	0.511%	08/25/45	1,416,041	1,322,962
Long Beach Mortgage Loan Trust, Ser. 2005-WL2, Class M1 (FRN) (STEP) (c)	0.701%	08/25/35	400,000	271,139
Long Beach Mortgage Loan Trust, Ser. 2006-2, Class 2A3 (FRN) (STEP) (c)	0.421%	03/25/46	2,533,391	968,035
Long Beach Mortgage Loan Trust, Ser. 2006-4, Class 2A3 (FRN) (STEP) (c)	0.391%	05/25/36	1,050,000	397,963
Master Asset Backed Securities Trust, Ser. 2004-HE1, Class A1 (FRN) (STEP)	0.631%	09/25/34	68,421	66,331
Morgan Stanley ABS Capital I, Ser. 2002-HE3, Class A2 (FRN) (STEP)	1.311%	03/25/33	276,206	213,321
Morgan Stanley ABS Capital I, Ser. 2005-HE6, Class A2C (FRN) (STEP)	0.551%	11/25/35	900,000	716,941
New Century Home Equity Loan Trust, Ser. 2003-2, Class M2 (FRN) (STEP) (c)	3.231%	01/25/33	378,568	285,693
Residential Asset Securities Corp., Ser. 2004-KS9, Class AII4 (FRN) (STEP) (c)	0.831%	10/25/34	135,998	67,742
Residential Asset Securities Corp., Ser. 2006-EMX8, Class 1A3 (FRN) (STEP) (c)	0.401%	10/25/36	700,000	213,225

	Interest Rate	Maturity Date	Principal Amount	Value
Securitized Asset Backed Receivables LLC Trust, Ser. 2005-HE1, Class A3C (FRN) (STEP)	0.561%	10/25/35	$139,383	$123,776
Soundview Home Equity Loan Trust, Ser. 2005-3, Class M1 (FRN) (STEP)	0.711%	06/25/35	8,918	8,847
Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class A4 (FRN) (STEP)	0.531%	11/25/35	3,065,152	2,550,146
Soundview Home Equity Loan Trust, Ser. 2005-OPT4, Class 2A3 (FRN) (STEP)	0.491%	12/25/35	165,790	128,902
Specialty Underwriting & Residential Finance, Ser. 2005-BC4, Class A2B (FRN) (STEP)	0.461%	09/25/36	595,088	537,419
Washington Mutual, Inc., Ser. 2005-AR1, Class A3 (FRN) (STEP) (c)	0.591%	01/25/45	284,391	63,425
Wells Fargo Home Equity Trust, Ser. 2005-3, Class AI1A (FRN) (STEP)	0.501%	11/25/35	148,610	146,093
Total Asset-Backed Securities (Cost $27,225,798)				23,057,801
Mortgage-Backed Securities – Private Issuers — 1.3%
American Home Mortgage Investment Trust, Ser. 2004-1, Class 4A (FRN) (c)	2.431%	04/25/44	76,236	56,782
American Home Mortgage Investment Trust, Ser. 2004-4, Class 4A (FRN) (c)	2.231%	02/25/45	307,072	231,512
American Home Mortgage Investment Trust, Ser. 2005-1, Class 6A (FRN) (c)	5.294%	06/25/45	497,267	338,800
Banc of America Commercial Mortgage, Inc., Ser. 2005-3, Class A3A	4.621%	07/10/43	1,110,000	1,103,903
Banc of America Commercial Mortgage, Inc., Ser. 2006-2, Class A1	5.611%	05/10/45	2,154,581	2,202,588
Banc of America Commercial Mortgage, Inc., Ser. 2007-4, Class A4 (VRN)	5.744%	02/10/51	2,705,000	2,385,823

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Interest Rate	Maturity Date	Principal Amount	Value
Bank of America Funding Corp., Ser. 2004-B, Class 1A2 (VRN) (c)	3.444%	12/20/34	$184,410	$146,269
Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2002-TOP6, Class A2	6.460%	10/15/36	2,000,000	2,099,733
Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2007-PW17, Class A4 (VRN)	5.694%	06/11/50	1,169,000	1,023,549
Citigroup Mortgage Loan Trust, Inc., Ser. 2007-AR5, Class 1A2A (VRN) (c)	5.595%	04/25/37	523,614	307,739
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD5, Class A4 (VRN)	5.886%	11/15/44	4,000,000	3,580,925
GE Capital Commercial Mortgage Corp., Ser. 2001-3, Class A2	6.070%	06/10/38	500,000	523,694
GE Capital Commercial Mortgage Corp., Ser. 2002-1A, Class A3	6.269%	12/10/35	480,000	505,797
GE Capital Commercial Mortgage Corp., Ser. 2007-C1, Class A3	5.481%	12/10/49	500,000	467,535
Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3, Class A2	4.305%	08/10/42	3,077,276	3,071,592
Harborview Mortgage Loan Trust, Ser. 2004-7, Class 2A2 (VRN) (c)	3.363%	11/19/34	91,718	50,873
Harborview Mortgage Loan Trust, Ser. 2005-9, Class 2A1A (FRN) (STEP) (c)	0.573%	06/20/35	113,793	76,750
Impac CMB Trust, Ser. 2004-9, Class M4 (FRN) (STEP) (c)	1.806%	01/25/35	83,870	9,212
JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2001-CIBC, Class A3	6.260%	03/15/33	743,789	765,151
JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-CB8, Class A3	4.007%	01/12/39	5,000,000	4,960,543

	Interest Rate	Maturity Date	Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Ser. 2003-C3, Class A4	4.166%	05/15/32	$500,000	$495,440
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-4, Class A3 (VRN)	5.172%	12/12/49	3,000,000	2,651,779
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-8, Class A3 (VRN)	5.957%	08/12/49	4,000,000	3,452,268
MLCC Mortgage Investors, Inc., Ser. 2004-D, Class A2 (FRN) (STEP)	1.156%	08/25/29	150,217	142,228
Morgan Stanley Capital I, Ser. 2007-HQ11, Class A31	5.439%	02/12/44	770,000	762,114
Nomura Asset Securities Corp., Ser. 1998-D6, Class A3 (VRN)	7.202%	03/15/30	4,000,000	4,268,457
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2005-19XS, Class 1A1 (FRN) (STEP) (c)	0.551%	10/25/35	442,451	266,249
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2007-7, Class 2AS2 (VRN) (c)	5.613%	08/25/47	451,027	230,553
Structured Asset Securities Corp., Ser. 2005-RF1, Class A (FRN) (c)	0.581%	03/25/35	398,002	302,596
Structured Asset Securities Corp., Ser. 2005-RF3, Class 1A (FRN) (c) (f)	0.581%	06/25/35	804,729	603,483
Structured Asset Securities Corp., Ser. 2006-BC2, Class A2 (FRN) (STEP)	0.281%	09/25/36	626,537	604,810
Structured Asset Securities Corp., Ser. 2007-OSI, Class A4 (FRN) (STEP) (c)	0.431%	06/25/37	1,000,000	131,543
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C29, Class A4	5.308%	11/15/48	3,500,000	3,284,223
Total Mortgage-Backed Securities — Private Issuers (Cost $41,361,545)				41,104,513

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Interest Rate	Maturity Date	Principal Amount	Value
Mortgage-Backed Securities – US Government Agency Obligations — 0.9%
FHLMC Pool #1M1044 (FRN)	3.058%	09/01/36	$727,089	$751,567
FHLMC Pool #781697 (FRN)	2.935%	07/01/34	230,278	236,702
FHLMC Pool #G18022	5.500%	11/01/19	2,454,411	2,615,796
FHLMC, Ser. 2003-2591, Class WP	3.500%	02/15/30	302,728	307,025
FHLMC, Ser. 2003-2640, Class DL	3.500%	11/15/16	108,829	110,143
FHLMC, Ser. 2003-2705, Class LB	4.500%	09/15/26	412,769	419,199
FHLMC, Ser. 2003-2725, Class PC	4.500%	05/15/28	482,762	491,479
FHLMC, Ser. 2004-2882, Class HI (IO)	5.000%	05/15/18	33,635	2,136
FHLMC, Ser. 2005-2934, Class HI (IO)	5.000%	02/15/20	89,169	11,536
FHLMC, Ser. 2005-2934, Class KI (IO)	5.000%	02/15/20	43,319	5,370
FHLMC, Ser. 2005-2964, Class NA	5.500%	02/15/26	413,066	419,660
FHLMC, Ser. 2005-2967, Class JI (IO)	5.000%	04/15/20	48,310	6,252
FHLMC Strip, Ser. 2004-227, Class IO (IO)	5.000%	12/01/34	385,337	88,536
FHLMC Strip, Ser. 2005-232, Class IO (IO)	5.000%	08/01/35	179,412	39,733
FHLMC Strip, Ser. 2005-233, Class 5 (IO)	4.500%	09/15/35	68,647	13,171
FHLMC Structured Pass Through Securities, Ser. 2003-T57, Class 1A3	7.500%	07/25/43	419,619	470,366
FNMA Pool #685563 (FRN)	4.824%	01/01/33	405,535	417,901
FNMA Pool #693348 (FRN)	2.863%	02/01/33	2,337,798	2,393,582
FNMA Pool #739758 (FRN)	2.833%	08/01/33	254,372	261,177
FNMA Pool #806765 (FRN)	2.329%	11/01/34	239,281	244,093
FNMA Pool #815054 (FRN)	4.417%	04/01/35	448,510	463,127
FNMA Pool #828480 (FRN)	4.959%	06/01/35	301,721	313,449
FNMA Pool #831360	5.500%	03/01/21	393,274	417,288
FNMA Pool #834928 (FRN)	5.077%	07/01/35	508,489	531,878
FNMA Pool #847637	4.684%	01/01/34	237,677	246,681

	Interest Rate	Maturity Date	Principal Amount	Value
FNMA Pool #865792	5.500%	03/01/21	$373,985	$396,820
FNMA Pool #879906 (FRN)	3.557%	10/01/33	1,274,480	1,319,205
FNMA Pool #889487 (FRN)	3.807%	08/01/35	398,141	411,841
FNMA Pool #894611 (FRN)	4.211%	03/01/36	2,428,449	2,533,504
FNMA Pool #894613 (FRN)	4.294%	03/01/36	2,005,323	2,095,639
FNMA Pool #985096	6.000%	12/01/38	1,558,419	1,652,168
FNMA Pool #991526	6.000%	11/01/38	638,361	676,762
FNMA Pool #995651	6.000%	11/01/37	1,328,402	1,413,503
FNMA, Ser. 2003-83, Class PC	4.000%	06/25/18	55,800	55,970
FNMA, Ser. 2005-86, Class WH	5.000%	11/25/25	798,882	812,170
FNMA, Ser. 2006-10, Class FD (FRN)	0.581%	03/25/36	82,103	81,566
FNMA, Ser. 2007-25, Class FA (FRN)	0.631%	04/25/37	2,774,214	2,743,379
FNMA Strip, Ser. 2005-357, Class 2 (IO)	5.000%	03/01/35	169,294	38,378
FNMA Strip, Ser. 2005-360, Class 2 (IO)	5.000%	08/01/35	1,105,941	245,755
FNMA Strip, Ser. 2005-365, Class 4 (IO)	5.000%	04/01/36	63,803	11,416
FNMA Whole Loan, Ser. 2002-W8, Class A3	7.500%	06/25/42	$451,584	$509,161
Total Mortgage-Backed Securities — US Government Agency Obligations (Cost $25,976,125)				26,275,084
Bank Loans — 0.1%
CIT Group, Inc. (FRN)	13.000%	01/18/12	150,000	155,859
Consolidated Container Co. (FRN)	6.000%	09/28/14	500,000	419,166
Federal-Mogul Corp. — Term Loan B (FRN)	2.218%	12/27/15	331,081	278,936
Federal-Mogul Corp. — Term Loan C (FRN)	2.218%	12/27/15	168,919	142,314
Skype Technologies SA (FRN)	9.000%	10/19/14	345,000	355,523
Texas Competitive Electric Holdings Co. LLC (FRN)	3.740%	10/10/14	596,947	487,631
Vertrue, Inc. (FRN)	7.260%	08/14/15	605,000	408,375
Total Bank Loans (Cost $2,096,236)				2,247,804
US Treasury Securities — 13.5%
US Treasury Inflation Indexed Bond	2.375%	01/15/25	28,784,931	30,372,593
US Treasury Inflation Indexed Bond	2.375%	01/15/27	10,719,300	11,280,391
US Treasury Inflation Indexed Bond	1.750%	01/15/28	72,230,200	69,261,972

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Interest Rate	Maturity Date	Principal Amount	Value
US Treasury Inflation Indexed Bond (h)	2.500%	01/15/29	$15,807,545	$16,954,825
US Treasury Inflation Indexed Bond	3.375%	04/15/32	9,377,522	11,592,961
US Treasury Inflation Indexed Note (h)	2.375%	04/15/11	24,831,252	25,564,544
US Treasury Inflation Indexed Note (i)	0.625%	04/15/13	42,545,568	43,263,524
US Treasury Inflation Indexed Note	2.000%	01/15/14	13,103,104	13,856,532
US Treasury Inflation Indexed Note	1.250%	04/15/14	2,042,880	2,111,349
US Treasury Inflation Indexed Note (h)	1.875%	07/15/15	24,894,464	26,230,600
US Treasury Inflation Indexed Note	1.625%	01/15/18	55,720,440	57,039,454
US Treasury Inflation Indexed Note	1.375%	07/15/18	75,184,500	75,337,200
US Treasury Inflation Indexed Note (h)	2.125%	01/15/19	28,393,170	30,110,077
Total US Treasury Securities (Cost $400,063,566)				412,976,022

	Number of Shares	Value
Acquired Funds — 16.7%
Exchange-Traded Funds — 0.8%
iShares Dow Jones U.S. Real Estate Index Fund	150,000	$6,888,000
iShares MSCI Emerging Markets Index Fund	175,000	7,262,500
Vanguard Emerging Markets ETF	175,000	7,175,000
Vanguard REIT ETF	100,000	4,474,000
Total Exchange-Traded Funds (Cost $25,563,428)		25,799,500
Mutual Funds — 3.7%
PIMCO Commodity RealReturn Strategy Fund	5,384,518	44,583,809
Vanguard High-Yield Corporate Fund	12,735,662	69,664,072
Total Mutual Funds (Cost $91,948,606)		114,247,881
Private Investment Funds (j) — 12.2%
Canyon Value Realization Fund, LP (a) (c) (d) (e)		45,328,158
Convexity Capital Offshore, LP (a) (c) (d) (e)		71,001,959
Farallon Capital Institutional Partners, LP (a) (c) (d) (e)		37,532,590
Joho Partners, LP (a) (c) (d) (e)		18,991,550
Lansdowne UK Equity Fund Ltd. (a) (c) (d) (e)	174,419	69,217,567
Lone Cascade, LP (a) (c) (d) (e)		14,197,807
Lone Picea, LP, Class E (a) (c) (d) (e)		944,402
Lone Picea, LP, Class F (a) (c) (d) (e)		1,409,782
Lone Picea, LP, Class H (a) (c) (d) (e)		1,369,650
Lone Redwood, LP (a) (c) (d) (e)		10,261,065
Maverick Fund USA Ltd. (a) (c) (d) (e)		28,549,908
Nomad Investment Co. Ltd., Class A (a) (c) (d) (e)	5,894	$16,801,039

	Number of Shares	Value
Nomad Investment Co. Ltd., Class R (a) (c) (d) (e)	2,784	7,806,328
OZ Domestic Partners, LP (a) (c) (d) (e)		16,830,263
Regiment Capital Ltd. (a) (c) (d) (e)	45,152	10,034,583
Tosca (a) (c) (d) (e)	64,980	3,945,035
Tosca Asia (a) (c) (d) (e)	231,455	17,476,524
Total Private Investment Funds (Cost $252,015,759)		371,698,210
Total Acquired Funds (Cost $369,527,793)		511,745,591
Preferred Stocks — 0.4%
Bank of America Corp., 10.0% (United States)	32,894	490,778
Barclays Bank plc, 5.926% (United Kingdom) (f)	485,000	446,200
Developers Diversified Realty Corp., 8.0%, Series G – REIT (United States)	6,600	132,000
Developers Diversified Realty Corp., 7.375%, Series H – REIT (United States) (a)	2,300	42,665
Developers Diversified Realty Corp., 7.5%, Series I – REIT (United States) (a)	10,400	193,544
Entertainment Properties Trust, 9.0%, Series E – REIT (United States) (a)	112,900	2,807,823
FelCor Lodging Trust, Inc., 10.73% Series A (United States) (a)	5,100	55,437
Glimcher Realty Trust, 8.75%, Series F – REIT (United States) (a)	6,600	121,176
Glimcher Realty Trust, 8.125%, Series G – REIT (United States) (a)	30,200	522,460
iStar Financial, Inc., 8.0%, Series D – REIT (United States) (a)	23,200	171,680
iStar Financial, Inc., 7.875%, Series E – REIT (United States) (a)	68,000	486,200
iStar Financial, Inc., 7.8%, Series F – REIT (United States) (a)	55,700	398,812
iStar Financial, Inc., 7.65%, Series G – REIT (United States)	49,900	348,302
iStar Financial, Inc., 7.5%, Series I – REIT (United States) (a)	13,300	92,036
Kilroy Realty Corp., 7.8%, Series E – REIT (United States) (a)	25,100	606,165
Kilroy Realty Corp., 7.5%, Series F – REIT (United States)	29,500	687,350
Malaysian Airline System Berhad, 30.0% (Malaysia)	40,000	8,061
Simon Property Group, Inc., 6.0% (United States)	22,400	1,523,200
Taubman Centers, Inc., 8.0%, Series G – REIT (United States) (a)	30,600	750,924

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
Taubman Centers, Inc., 7.625%, Series H – REIT (United States) (a)	1,500	$35,550
Vornado Realty Trust, 7.0%, Series E – REIT (United States)	10,200	237,762
Vornado Realty Trust, 6.75%, Series F – REIT (United States) (a)	10,600	232,034
Vornado Realty Trust, 6.625%, Series G – REIT (United States) (a)	10,800	233,820
Vornado Realty Trust, 6.75%, Series H – REIT (United States) (a)	10,700	238,075
Vornado Realty Trust, 6.625%, Series I – REIT (United States)	10,700	235,828
Wells Fargo & Co., 7.98%, Class A, Series K (United States)	1,275,000	1,278,188
Total Preferred Stocks (Cost $10,703,468)		12,376,070
Purchased Options — 0.0%
EUR Put vs. Currencies (GBP Strike 0.7992, CHF Strike 1.5216, JPY Strike 139.82), Expiring 09/16/10 (a) (c) (e)	50,000,000	104,750
S&P 500 Index (Strike 900), Expiring 3/20/10 (a)	100,000	500,000
Total Purchased Options (Cost $2,583,000)		604,750

	Number of Contracts	Value
Rights — 0.0%
Fortis, Expiring 07/04/14 (Belgium) (a) (c) (Cost $0)	131,425	—
Warrants — 0.0%
Global Yellow Pages Ltd. Warrants Expiring 09/10/14 (Singapore) (a)	146,000	5,716
Matahari Putra Prima Tbk Warrants Expiring 07/12/10 (Indonesia) (a)	530,600	3,050
Total Warrants (Cost $6,996)		8,766

	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Investments — 30.8%
Repurchase Agreement — 6.5%
State Street Bank & Trust Co. Repurchase Agreement issued on 12/31/09 (proceeds at maturity $198,823,223) (collateralized by US Treasury Bills, due 05/06/10 through 07/01/10 with a total principal value of $203,035,000 and a total market value of $202,840,755)
(Cost $198,823,113)	0.005%	01/04/10	$198,823,113	$198,823,113

	Maturity Date	Principal Amount	Value
US Treasury Securities — 24.3%
US Treasury Bill (k)	01/21/10	$20,000,000	$19,999,740
US Treasury Bill (k)	02/11/10	80,000,000	79,997,040
US Treasury Bill (k)	02/18/10	40,000,000	39,998,760
US Treasury Bill (k)	02/25/10	55,000,000	54,996,645
US Treasury Bill (k)	03/18/10	20,000,000	19,997,980
US Treasury Bill (k)	03/25/10	162,000,000	161,983,152
US Treasury Bill (k)	04/08/10	20,000,000	19,995,820
US Treasury Bill (k)	04/15/10	20,000,000	19,995,400
US Treasury Bill (k)	04/22/10	40,000,000	39,990,400
US Treasury Bill (k)	05/27/10	40,000,000	39,974,560
US Treasury Bill (i) (k)	06/03/10	90,000,000	89,935,470
US Treasury Bill (k)	06/10/10	28,000,000	27,977,768
US Treasury Bill (k)	06/17/10	30,000,000	29,974,440
US Treasury Bill (k)	06/24/10	50,000,000	49,955,600
US Treasury Bill (k)	07/01/10	48,000,000	47,954,448
Total US Treasury Securities (Cost $742,623,538)			742,727,223
Total Short-Term Investments (Cost $941,446,651)			941,550,336
Total Investments — 104.1% (Cost $2,933,228,720)			3,187,236,750
Liabilities in Excess of Other Assets — (4.1%)			(126,514,518)
Net Assets — 100.0%			$3,060,722,232

	Number of Shares	Value
Securities Sold Short — (0.6%)
Common Stocks — (0.6%)
Real Estate Investment Trusts (REITs) — (0.6%)
Alexandria Real Estate Equities, Inc.	(20,100)	(1,292,229)
Apartment Investment & Management Co., Class A	(157,000)	(2,499,440)
Associated Estates Realty Corp.	(84,101)	(947,818)
Digital Realty Trust, Inc.	(47,500)	(2,388,300)
Franklin Street Properties Corp.	(156,400)	(2,285,004)
Highwoods Properties, Inc.	(69,100)	(2,304,485)
Liberty Property Trust	(90,300)	(2,890,503)
Mack-Cali Realty Corp.	(68,300)	(2,361,131)
Morguard Real Estate Investment Trust (Canada)	(69,500)	(867,878)
Pennsylvania Real Estate Investment Trust	(221,400)	(1,873,044)
Total Real Estate Investment Trusts (REITs)		(19,709,832)
Total Common Stocks (Proceeds $16,825,099)		(19,709,832)
Total Securities Sold Short (Proceeds $16,825,099)		$(19,709,832)

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009
ADR	American Depositary Reciept
CHF	Swiss franc
CVA	Certificaaten van aandelen (share certificates)
EUR	Euro
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRN	Floating Rate Note. Rate disclosed represents rate as of December 31, 2009.
GBP	British pound
IO	Interest-Only Security
JSE	Johannesburg Stock Exchange
JPY	Japanese yen
LSE	London Stock Exchange
MSCI	Morgan Stanley Capital International
NYSE	New York Stock Exchange
REIT	Real Estate Investment Trust
SPADR	Sponsored ADR
STEP	A bond that pays an initial coupon rate for the first period, and a higher coupon rate for the following periods.
TSE	Toronto Stock Exchange
UNIT	A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
VRN	Variable Rate Note. Rate disclosed represents rate as of December 31, 2009.
VVPR	Verminderde Voorheffing Précompte Réduit (France dividend coupon)
*	Approximately 26% of the fund’s total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund’s “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	A tracking stock is a common stock issued by a parent company that tracks the performance of a particular division without having claim on the assets of the division or the parent company. Also known as a “designer stock.”
(c)	Illiquid security.
(d)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2009, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid, with the exception of Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 14% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of directors. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Investment	Date of Acquisition	Cost	Value
Bell Aliant Regional Communications Income Fund	07/11/06	$46,436	$41,756
Canyon Value Realization Fund, LP	12/31/97 – 04/03/06	23,797,935	45,328,158
Convexity Capital Offshore, LP	2/16/06	42,000,000	71,001,959
Eurocastle Investment Ltd.	6/19/09	234,881	289,004
Farallon Capital Institutional Partners, LP	04/01/95 – 11/01/05	17,746,139	37,532,590
Jazz Air Income Fund	03/12/07 – 05/22/07	66,081	37,423
Joho Partners, LP	01/03/07	15,000,000	18,991,550
Lansdowne UK Equity Fund Ltd.	06/01/06 – 10/01/09	51,000,000	69,217,567
Lone Cascade, LP	01/03/06 – 01/02/08	13,788,000	14,197,807
Lone Picea, LP, Class E	01/02/09	964,000	944,402
Lone Picea, LP, Class F	01/03/05	1,617,000	1,409,782
Lone Picea, LP, Class H	01/02/03 – 01/02/04	1,315,000	1,369,650
Lone Redwood, LP	12/29/98	3,154,356	10,261,065
Maverick Fund USA Ltd.	01/03/06 – 10/01/07	20,000,000	28,549,908
Nomad Investment Co. Ltd., Class A	10/02/06	14,000,000	16,801,039
Nomad Investment Co. Ltd., Class R	02/01/08	8,000,000	7,806,328
OZ Domestic Partners, LP	12/31/01 – 09/30/03	9,000,000	16,830,263
Regiment Capital Ltd.	06/30/03	6,000,000	10,034,583
Tosca	12/30/03 – 07/30/04	4,633,329	3,945,035
Tosca Asia	03/01/07	20,000,000	17,476,524
Total (12.2% of net assets)			$372,066,393

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009
(e)	Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $374,018,957, which represents 12.2% of the fund’s net assets.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	Zero-coupon bond.
(h)	Security or a portion thereof is held as collateral by the counterparty for reverse repurchase agreements. See Note 7 to the Notes to Financial Statements.
(i)	Security or a portion thereof is held as initial margin for financial futures.
(j)	Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2009. These positions are therefore grouped into their own industry classification.
(k)	Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

Summary Schedule of Investments

Common Stocks	36.8%
Short-Term Investments	30.8%
US Treasury Securities	13.5%
Private Investment Funds	12.2%
Mutual Funds	3.7%
Corporate Bonds	2.6%
Mortgage-Backed Securities	2.2%
Exchange-Traded Funds	0.8%
Asset-Backed Securities	0.8%
Preferred Stocks	0.4%
Convertible Bonds	0.2%
Bank Loans	0.1%
Subordinated Convertible Notes	0.0%
Purchased Options	0.0%
Warrants	0.0%
Rights	0.0%
Total Investments	104.1%
Securities Sold Short	(0.6)%
Liabilities in Excess of Other Assets	(3.5)%
Net Assets	100.0%

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

Financial Futures Contracts

Number of Contracts	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
	Long Financial Futures Contracts
225	March 2010 ASX S&P 200 Index	$23,528,418	$24,651,906	$1,123,488
391	March 2010 Australian Dollar	35,050,617	34,865,470	(185,147)
840	March 2010 British Pound	85,248,157	84,766,500	(481,657)
514	March 2010 Canadian Dollar	48,683,496	49,148,680	465,184
510	March 2010 Dow Jones EURO STOXX 50 Index	20,971,886	21,728,603	756,717
110	March 2010 FTSE 100 Index	9,353,779	9,525,890	172,111
546	March 2010 Japanese Yen	77,537,334	73,300,500	(4,236,834)
270	March 2010 S&P 500 e-Mini Index	14,870,532	14,994,450	123,918
400	March 2010 S&P 500 Index	110,421,480	111,070,000	648,520
219	March 2010 Swiss Franc	26,664,028	26,468,887	(195,141)
511	March 2010 Topix Index	49,001,902	49,626,832	624,930
100	March 2010 TSE 60 Index	12,870,606	13,210,307	339,701
76	March 2010 5-Year Interest Rate Swap	8,110,221	7,894,500	(215,721)
113	March 2010 5-Year US Treasury Note	12,929,259	12,925,258	(4,001)
19	March 2010 90-Day Eurodollar	4,726,110	4,733,138	7,028
19	June 2010 90-Day Eurodollar	4,713,235	4,717,700	4,465
29	September 2010 90-Day Eurodollar	7,163,572	7,170,250	6,678
29	December 2010 90-Day Eurodollar	7,136,235	7,139,075	2,840
29	March 2011 90-Day Eurodollar	7,110,635	7,110,075	(560)
29	June 2011 90-Day Eurodollar	7,085,136	7,082,163	(2,973)
16	September 2011 90-Day Eurodollar	3,899,678	3,893,600	(6,078)
				(1,052,532)
	Short Financial Futures Contracts
14	March 2010 10-Year Interest Rate Swap	(1,465,699)	(1,391,031)	74,668
59	March 2010 30-Year US Treasury Bond	(7,170,548)	(6,807,125)	363,423
276	March 2010 2-Year US Treasury Note	(59,962,749)	(59,689,313)	273,436
84	March 2010 10-Year US Treasury Note	(9,999,197)	(9,698,063)	301,134
23	December 2011 90-Day Eurodollar	(5,580,630)	(5,578,650)	1,980
26	March 2012 90-Day Eurodollar	(6,291,072)	(6,288,425)	2,647
26	June 2012 90-Day Eurodollar	(6,274,435)	(6,271,200)	3,235
26	September 2012 90-Day Eurodollar	(6,260,273)	(6,255,925)	4,348
20	December 2012 90-Day Eurodollar	(4,803,450)	(4,801,250)	2,200
20	March 2013 90-Day Eurodollar	(4,795,113)	(4,792,750)	2,363
20	June 2013 90-Day Eurodollar	(4,787,075)	(4,784,500)	2,575
9	September 2013 90-Day Eurodollar	(2,149,177)	(2,149,425)	(248)
8	December 2013 90-Day Eurodollar	(1,907,105)	(1,907,400)	(295)
				1,031,466
				$(21,066)

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

Swap Contracts

Expiration Date	Counterparty		Pay	Receive	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Total Return Swap Contracts
Long Total Return Swap Contracts
01/29/2010	Goldman Sachs International	(e)	3 Month LIBOR plus a specified spread	MSCI AC World Daily	$42,677,345	$1,361,755
03/31/2010	Goldman Sachs International	(e)	1 Month LIBOR plus a specified spread	MSCI Daily TR Net Emerging Markets	71,748,117	121,162
						1,482,917
Short Total Return Swap Contracts
08/31/2010	Barclays Capital	(c) (e)	MSCI Daily TR World Gross Energy	1 Month LIBOR plus a specified spread	28,696,818	364,897
						$1,847,814

Written Option Contract Reconciliation as of December 31, 2009

	Number of Contracts	Premiums
Outstanding at beginning of period	—	$—
Options Written	500	3,118,500
Options terminated in closing purchase transactions	(500)	(3,118,500)
Outstanding at end of period	—	$—

Derivative Disclosure

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments as of December 31, 2009. See Note 3, Derivatives and Other Financial Instruments, for qualitative disclosures. These derivatives are not accounted for as hedging instruments. The period-end notional amounts disclosed in the Schedule of Investments are representative of the fund’s derivative activity throughout the reporting period.

The following table lists the fair values of the fund’s derivative holdings as of December 31, 2009, grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Asset Derivatives
Rights	Investments, at value	$—	$—	$—	$—	$—
Warrants	Investments, at value	—	—	—	8,766	8,766
Options Purchased	Investments, at value	—	104,750	—	500,000	604,750
Swaps Contracts	Swap contracts, at value	—	—	—	1,847,814	1,847,814
Futures Contracts	Variation margin*	1,053,019	465,185	—	3,789,385	5,307,589
Total Value – Assets		$1,053,019	$569,935	$—	$6,145,965	$7,768,919
Liability Derivatives
Futures Contracts	Variation margin*	$(229,876)	$(5,098,779)	$—	$—	$(5,328,655)
Total Value – Liabilities		$(229,876)	$(5,098,778)	$—	$—	$(5,328,655)
*	Cumulative appreciation (depreciation) of futures contracts is reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

TIFF Multi-Asset Fund / Schedule of Investments
December 31, 2009

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2009, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Realized Gain (Loss)
Rights	Net realized gain (loss) from Investments	$—	$—	$—	$(1,941,203)	$(1,941,203)
Warrants	Net realized gain (loss) from Investments	—	—	—	—	—
Options Purchased	Net realized gain (loss) from Investments	—	(1,015,500)	—	(7,017,767)	(8,033,267)
Options Written	Net realized gain (loss) from Options written	—	—	—	2,508,733	2,508,733
Swaps Contracts	Net realized gain (loss) from Swap agreements	—	—	2,355,364	48,186,432	50,541,796
Futures Contracts	Net realized gain (loss) from Futures contracts	(1,247,021)	29,183,547	—	63,140,384	91,076,910
Forward Contracts	Net realized gain (loss) from Forward currency contracts	—	(56,201)	—	—	(56,201)
Total Realized Gain (Loss)		$(1,247,021)	$28,111,846	$2,355,364	$104,876,579	$134,096,768

The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2009, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Rights	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	$—	$—	$—	$—	$—
Warrants	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	—	—	(395,961)	(395,961)
Options Purchased	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	(446,230)	—	(1,583,000)	(2,029,730)
Swaps Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	—	(1,396,979)	(791,986)	(2,188,965)
Futures Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	2,314,267	(15,221,626)	—	(1,794,449)	(14,701,808)
Total Change in Appreciation (Depreciation)		$2,314,267	$(15,667,356)	$(1,396,979)	$(4,565,396)	$(17,918,485)

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Assets and Liabilities

December 31, 2009
Assets
Investments in securities, at value (cost: $2,734,405,607)	$2,988,413,637
Repurchase agreements (cost: $198,823,113)	198,823,113
Deposits with brokers for securities sold short	14,406,143
Cash denominated in foreign currencies (cost: $86,775)	86,828
Advance purchase of investments	25,000,000
Receivables for:
Investment securities sold	3,666,479
Interest	4,955,537
Dividends and tax reclaims	2,830,832
Private investment fund redeemed	846,855
Swap contracts, at value	1,847,814
Total Assets	3,240,877,238
Liabilities
Reverse repurchase agreements (Note 7)	94,305,500
Securities sold short, at value (proceeds: $16,825,099)	19,709,832
Due to broker for futures variation margin	195,830
Payable for:
Investment securities purchased	63,925,846
Accrued expenses and other liabilities	1,335,300
Money manager fees	263,444
Dividends payable for short sales	413,360
Interest on reverse repurchase agreements	5,894
Total Liabilities	180,155,006
Net Assets	$3,060,722,232
Shares Outstanding (1,000,000,000 authorized shares, par value $0.001 for each fund)	212,651,563
Net Asset Value Per Share	$14.39
Components of Net Assets:
Capital stock	$3,085,961,903
Distributions in excess of net investment income	(83,944,906)
Accumulated net realized loss on investments	(194,614,988)
Net unrealized appreciation on investments and foreign currencies	253,320,223
$3,060,722,232

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Operations

For the Year Ended December 31, 2009
Investment Income
Interest	$16,599,776
Dividends (net of foreign withholding taxes of $1,333,684)	32,625,834
Total Investment Income	49,225,610
Operating Expenses
Investment advisory fees	3,717,137
Money manager fees	7,632,574
Fund administration fees	1,945,614
Professional fees	419,896
Consulting and administrative fees	338,241
Chief compliance officer fees	145,955
Insurance	66,044
Registration and filing fees	26,000
Director fees	48,833
Interest (Note 7)	149,283
Dividends on securities sold short	924,959
Miscellaneous fees and other	144,249
Total Operating Expenses	15,558,785
Net Investment Income	33,666,825
Net Realized Gain (Loss) from:
Investments (net of foreign withholding taxes on capital gains of $6,014)	(75,409,373)
Short sales	669,014
Swap agreements	50,541,796
Financial futures contracts	91,076,910
Forward currency contracts and foreign currency-related transactions	576,359
Options written	2,508,733
Net Realized Gain	69,963,439
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	514,776,665
Net Realized and Unrealized Gain on Investments and Foreign Currencies	584,740,104
Net Increase in Net Assets Resulting from Operations	$618,406,929

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statements of Changes in Net Assets

	Year Ended 12/31/2009	Year Ended 12/31/2008
Increase in Net Assets From Operations
Net investment income	$33,666,825	$63,551,222
Net realized gain (loss) on investments and foreign currencies	69,963,439	(164,629,698)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	514,776,665	(616,133,353)
Net Increase (Decrease) in Net Assets Resulting from Operations	618,406,929	(717,211,829)
Distributions
From net investment income	(118,960,750)	(60,242,773)
From net realized gains	—	(8,553,225)
Return of capital	—	(49,722,294)
Decrease in Net Assets Resulting from Distributions	(118,960,750)	(118,518,292)
Capital Share Transactions
Proceeds from shares sold	527,746,308	745,817,759
Proceeds from distributions reinvested	67,488,784	76,276,556
Entry/exit fees	3,235,325	4,397,478
Cost of shares redeemed	(116,666,639)	(129,930,140)
Net Increase From Capital Share Transactions	481,803,778	696,561,653
Total Increase (Decrease) in Net Assets	981,249,957	(139,168,468)
Net Assets
Beginning of year	2,079,472,275	2,218,640,743
End of year	$3,060,722,232	$2,079,472,275
Including undistributed (distributions in excess of) net investment income	$(83,944,906)	$(56,486,730)
Capital Share Transactions (in shares)
Shares sold	39,885,748	48,615,387
Shares reinvested	5,134,522	5,657,328
Shares redeemed	(10,134,637)	(9,723,848)
Net Increase	34,885,633	44,548,867

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Cash Flows

Year Ended December 31, 2009
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$618,406,929
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(1,839,057,569)
Investments sold	1,685,385,079
Purchases to cover securities sold short	(53,951,549)
Securities sold short	58,092,549
(Purchase)/Sale of short term investments, net	(382,577,499)
Advance purchase of investment	(25,000,000)
Amortization (accretion) of discount and premium, net	(1,177,486)
Decrease in foreign currency	61,810
Increase in interest receivable	(2,012,974)
Increase in dividends and tax reclaims receivable	(958,066)
Increase in private investment fund redeemed	(846,855)
Decrease in deposit at brokers for securities sold short	946,190
Increase in interest payable	1,799
Increase in dividends payable for securities sold short	302,265
Decrease in variation margin on financial futures contracts	2,587,253
Increase in accrued expenses and other liabilities	1,046,535
Net realized (gain) loss	72,231,626
Net change in unrealized (appreciation) depreciation on investments	(531,143,565)
Net cash from (used in) operating activities	(397,663,528)
Cash flows from (used in) financing activities
Proceeds from shares sold	530,398,300
Payment on shares redeemed	(116,083,306)
Cash distributions paid	(51,471,966)
Increase (decrease) in payable for reverse repurchase agreements	34,820,500
Net cash from (used in) financing activities	397,663,528
Net increase (decrease) in cash
Cash at beginning of period	—
Cash at end of period	$—
Non cash financing activities not included herein consist of reinvestment of all distributions of:	$67,488,784
Interest paid:	$147,484

See accompanying Notes to Financial Statements.

TIFF International Equity Fund
December 31, 2009
Portfolio Management Review (unaudited)

Performance Review

TIFF International Equity Fund (IEF) rode a sharp turnaround in global equity markets to exceptionally strong absolute returns during the year ended December 31, 2009. IEF returned +37.13% before the deduction of entry and exit fees (+35.08% after such deductions) in the calendar year 2009. For the same period, the fund’s performance benchmark, the MSCI All Country World Index ex US (ACW ex US), returned +41.45%. For complete, annualized performance data, see the table on page 35.

Much of IEF’s 2009 underperformance relative to the benchmark stemmed from defensive positioning by the fund’s external managers, including decisions to underweight emerging markets and favor investments where risks could be well defined and expected returns deemed attractive. Such prudence has served the fund well over longer time periods, although it was dismissed by global markets during much of 2009, with securities that might have been labeled “junk” rising much faster than securities issued by what TAS staff would identify as quality companies. Also during much of 2009, IEF was geographically skewed —  relative to its benchmark — toward Asia and away from parts of developed Europe, Canada, and the so-called BRIC countries (Brazil, Russia, India, China). These weights reflect primarily decisions of the fund’s external managers.

Strategy Overview

The fund, which seeks to surpass the performance of the ACW ex US by an average of 1% per annum over a majority of market cycles (net of expenses),

is designed as a diversified vehicle for that portion of a member’s assets committed to non-US stocks. Its benchmark comprises virtually all non-US markets, permitting members to delegate responsibility for determining how monies earmarked for non-US bourses (stock exchanges) should be divided between developed and emerging markets. The fund’s “normal” allocations to developed and emerging markets generally approximate the benchmark’s weights but tilts away from the benchmark, such as those described above, are driven by relative opportunities. The fund does not routinely hedge the currency risk inherent in nondollar-denominated securities for two reasons: the costs of hedging short-term currency fluctuations tend to be high and currency markets tend to be self-correcting over time horizons appropriate for global equity investing.

Outlook

As IEF enters 2010, we remain comfortable with its two largest separate account external managers, Marathon Asset Management and Mondrian Investment Partners, continuing to steward most fund assets. Together, they managed 75.9% of IEF’s capital as 2009 ended. Overall, TAS continues to manage IEF’s market risk aimed at producing a “beta* of one” — returns that, statistically, hew closely to those of the ACW ex US. Thus, active security selection by external managers remains the primary source of potential excess returns in 2010 and beyond. In addition, the fund seeks to take advantage of long/short opportunities and the attractive characteristics of Convexity Capital Management’s multi-strategy approach to international investing, through its private fund in which IEF is invested.

*	Beta is an asset’s sensitivity to market moves. Roughly speaking, if the market gains 10%, an asset with a beta of 1.0 will, on average, gain 10%.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF International Equity Fund
December 31, 2009

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org.

The fund invests in illiquid securities. The fund invests in non-US securities, which may entail political, economic and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. These risks are magnified in emerging markets. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers may invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative.

Fund Performance (unaudited)Total return for the periods ended 12/31/09

	Before Deduction of Entry/ Exit Fees	After Deduction of Entry/ Exit Fees	MSCI ACW Index ex US*
Calendar Year 2009	37.13%	35.08%	41.45%
3-Year Annualized	-2.77%	-3.26%	-3.49%
5-Year Annualized	6.34%	6.02%	5.83%
10-Year Annualized	4.30%	4.15%	2.74%
Annualized Since Inception	6.83%	6.72%	5.68%
Cumulative Since Inception	180.11%	175.80%	136.39%

Total return assumes dividend reinvestment. IEF’s gross expense ratio for calendar year 2008, including the fees and expenses associated with investments in acquired funds, was 1.75% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). Excluding such acquired fund fees and expenses, the expense ratio was 0.80%. Expense ratios will differ for 2009.

Commencement of operations was May 31, 1994. The fund assesses entry and exit fees of 0.75%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

*	The MSCI ACW (All Country World) Index ex USSM is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States. MSCI ACW Index ex US returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding taxes thereafter. One cannot invest directly in an index.

Note: For 2004 and 2005, performance data reflects an expense waiver. Without the expense waiver, total returns would have been lower for the period.

Performance of a $1,000,000 Investment (unaudited)Ten-year period ended 12/31/09

Past performance is not a guarantee of future results.

The fund’s performance assumes the reinvestment of all dividends and distributions and includes the effects of 0.75% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF International Equity Fund
December 31, 2009
Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During the Period* 7/1/09 – 12/31/09
1) Actual	$1,000	$1,243.10	$4.58
2) Hypothetical	$1,000	$1,021.12	$4.13
*	Expenses are equal to the fund’s annualized expense ratio of 0.81% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

TIFF International Equity Fund
December 31, 2009
Financial Highlights

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
For a share outstanding throughout each period
Net asset value, beginning of year	$9.31	$17.65	$17.18	$14.76	$13.30
Income (loss) from investment operations
Net investment income	0.11	0.15	0.56	0.39	0.27
Net realized and unrealized gain (loss) on investments	3.33	(7.64)	2.37	3.77	1.67
Total from investment operations	3.44	(7.49)	2.93	4.16	1.94
Less distributions from
Net investment income	(0.84)	(0.02)	(0.98)	(0.70)	(0.50)
Net realized gains	— (a)	(0.86)	(1.53)	(1.06)	—
Total distributions	(0.84)	(0.88)	(2.51)	(1.76)	(0.50)
Entry/exit fee per share (b)	0.02	0.03	0.05	0.02	0.02
Net asset value, end of year	$11.93	$9.31	$17.65	$17.18	$14.76
Total return (c)	37.13%	(42.92)%	17.43%	28.74%	14.94%
Ratios/supplemental data
Net assets, end of year (000s)	$201,681	$180,348	$400,168	$295,808	$241,536
Ratio of expenses to average net assets (d)	1.06%	0.80%	0.77%	0.67%	0.90%
Ratio of expenses to average net assets before expense waivers (d)	1.06%	0.80%	0.77%	0.67%	0.92%
Ratio of net investment income to average net assets	1.40%	2.34%	1.91%	2.10%	1.83%
Portfolio turnover	13%	17%	16%	16%	14%

(a)	Rounds to less than $0.01.
(b)	Calculation based on average shares outstanding.
(c)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(d)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

See accompanying Notes to Financial Statements.

TIFF International Equity Fund / Schedule of Investments*
December 31, 2009

	Number of Shares	Value
Investments — 101.7% of net assets
Common Stocks — 73.9%
Australia — 4.7%
Alumina Ltd. (a)	157,734	$259,013
Amcor Ltd.	237,883	1,325,247
Australia and New Zealand Banking Group Ltd.	27,756	564,718
BHP Billiton Ltd.	15,896	608,718
Caltex Australia Ltd. (a)	19,805	164,344
Foster’s Group Ltd.	249,017	1,225,374
National Australia Bank Ltd.	6,843	166,512
QBE Insurance Group Ltd.	60,038	1,370,339
Santos Ltd.	45,961	578,737
Telstra Corp. Ltd.	600,326	1,839,740
Wesfarmers Ltd.	46,106	1,281,871
		9,384,613
Austria — 0.1%
BWIN Interactive Entertainment AG (a)	853	50,826
Oesterreichische Post AG	2,035	55,519
		106,345
Belgium — 0.1%
Anheuser-Busch InBev NV	607	31,360
Fortis (a)	61,737	228,727
Fortis, Strip VVPR (a) (b)	39,122	112
		260,199
Brazil — 0.5%
Companhia de Concessoes Rodoviarias	25,700	585,768
Redecard SA	25,000	411,945
		997,713
Canada — 1.6%
AbitibiBowater, Inc. (a)	12,095	7,054
Ace Aviation Holdings, Inc., Class A (a)	7,115	40,138
BCE, Inc.	32,929	913,076
Bell Aliant Regional Communications Income Fund (b) (c) (d)	565	15,143
Bombardier, Inc., Class B	175,803	806,860
Catalyst Paper Corp. (a)	91,463	17,491
Fraser Papers, Inc. (a) (b) (d)	16,670	—
Groupe Aeroplan, Inc.	5,895	61,382
Imperial Oil Ltd.	12,661	492,228
Jazz Air Income Fund (b) (c) (d)	3,206	13,519
Onex Corp.	3,094	69,817
Rogers Communications, Inc., Class B	27,139	848,280
		3,284,988
Chile — 0.5%
Enersis SA – SPADR	46,500	1,062,990
China — 1.1%
China Construction Bank Corp., Class H	691,000	588,167
China Shenhua Energy Co. Ltd.	72,000	348,113
Hengan International Group Co. Ltd.	93,000	689,571
Tsingtao Brewery Co. Ltd.	105,000	579,688
		2,205,539
Denmark — 1.0%
Carlsberg A/S, Class B	3,204	236,444
Coloplast A/S, Class B	4,376	397,712

	Number of Shares	Value
GN Store Nord A/S (GN Great Nordic) (a)	56,511	$301,637
Novo Nordisk A/S, Class B	1,242	79,467
Vestas Wind Systems A/S (a)	8,413	514,768
William Demant Holding (a)	7,342	553,254
		2,083,282
Finland — 1.1%
Kone Oyj, Class B	724	30,944
Metso Oyj	20,334	714,926
Sampo Oyj, Class A	30,970	751,630
Tieto Oyj	8,309	171,779
UPM-Kymmene Oyj	46,282	550,427
Wartsila Oyj Corp.	1,508	60,281
		2,279,987
France — 5.9%
Atos Origin SA (a)	492	22,401
AXA SA	16,999	402,031
BNP Paribas	7,080	558,708
Carrefour SA	50,226	2,414,838
Compagnie de Saint-Gobain	24,168	1,297,281
Eurofins Scientific	1,059	57,610
France Telecom SA	58,299	1,455,575
GDF Suez, Strip VVPR (a) (b)	6,615	10
Groupe Eurotunnel SA Registered	42,780	396,496
Lagardere S.C.A.	1,236	49,874
Legrand SA	12,494	348,392
Neopost SA	4,192	346,347
SA des Ciments Vicat	911	76,425
Sanofi-Aventis	7,649	599,580
SCOR SE	10,240	255,775
Societe Generale, Class A	15,235	1,054,147
Thales SA	7,984	409,145
Total SA	33,390	2,139,683
		11,884,318
Germany — 3.4%
BASF SE	12,011	745,000
Bayerische Motoren Werke AG	6,063	275,633
Daimler AG Registered	12,736	680,446
Deutsche Post AG	949	18,260
Deutsche Telekom AG	97,522	1,440,303
E.ON AG	12,461	520,218
Fresenius Medical Care AG & Co.	10,269	543,725
Fresenius Medical Care AG & Co. – ADR	6,363	337,302
RWE AG	24,265	2,358,014
		6,918,901
Hong Kong — 3.5%
Asia Satellite Telecommunications Holdings Ltd.	8,500	12,020
China Mobile Ltd.	60,000	559,267
First Pacific Co.	644,000	390,264
Genting Singapore plc (a)	49,224	45,081
Henderson Land Development Co.	45,000	335,298
Hong Kong & Shanghai Hotels Ltd. (The)	126,869	185,413
Hong Kong Aircraft Engineering Co. Ltd.	11,400	147,693
Hongkong Electric Holdings Ltd.	142,500	774,270
i-Cable Communications Ltd. (a)	321,000	47,039
Jardine Matheson Holdings Ltd.	56,720	1,705,418

TIFF International Equity Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
Jardine Strategic Holdings Ltd.	54,312	$952,621
Mandarin Oriental International Ltd.	39,881	58,621
Midland Holdings Ltd.	122,000	104,594
New World Development Ltd.	356,851	728,317
Next Media Ltd. (a)	200,000	26,660
Silver Grant International Ltd.	86,000	32,086
SmarTone Telecommunications Holdings Ltd.	151,978	125,229
Television Broadcasts Ltd.	47,000	225,521
Wharf (Holdings) Ltd. (The)	84,392	482,561
Wheelock & Co. Ltd.	71,000	216,045
		7,154,018
Indonesia — 0.5%
Bank Pan Indonesia Tbk PT (a)	3,672,270	297,996
Bank Permata Tbk PT (a)	5,572	470
Citra Marga Nusaphala Persada Tbk PT	156,500	15,254
Gudang Garam Tbk PT	44,000	100,444
Indofood Sukses Makmur Tbk PT	491,500	184,313
Matahari Putra Prima Tbk PT (a)	934,100	87,591
Mulia Industrindo Tbk PT (a) (b)	221,500	7,662
Semen Gresik (Persero) Tbk PT	471,500	377,367
		1,071,097
Ireland — 0.2%
DCC plc	3,261	90,901
Fyffes plc	169,090	111,541
Independent News & Media plc (a)	323,032	58,410
Paddy Power plc	2,404	85,197
Total Produce plc	79,313	38,450
		384,499
Italy — 2.1%
Banco Popolare Societa Cooperativa (a)	12,846	96,155
Fiat SpA (a)	49,509	720,544
Finmeccanica SpA	4,036	64,367
Intesa Sanpaolo (a)	241,174	1,080,612
Luxottica Group SpA – SPADR	20,025	514,242
Natuzzi SpA – SPADR (a)	6,600	21,318
Saipem SpA	23,438	805,160
UniCredit SpA (a)	286,247	952,166
		4,254,564
Japan — 14.4%
Ajinomoto Co., Inc.	23,000	216,530
Alfresa Holdings Corp.	5,500	217,753
Astellas Pharma, Inc.	43,500	1,620,317
Bank of Yokohama Ltd. (The)	43,000	194,732
Canon, Inc.	44,050	1,862,216
Dai Nippon Printing Co. Ltd.	22,000	277,396
Dai-Dan Co. Ltd.	18,000	95,720
Dainippon Sumitomo Pharma Co. Ltd.	14,000	146,202
Denso Corp.	5,300	158,842
East Japan Railway Co.	4,300	271,330
Fukuoka Financial Group, Inc.	70,000	242,914
Hitachi Chemical Co. Ltd.	24,000	483,114
Hitachi Ltd. (a)	87,000	266,465
Hitachi Metals Ltd.	9,000	85,699
Isetan Mitsukoshi Holdings Ltd.	33,700	303,683
JS Group Corp.	26,300	452,504

	Number of Shares	Value
Kao Corp.	90,700	$2,117,385
Kawasaki Heavy Industries Ltd.	126,000	317,612
KDDI Corp.	188	991,396
Kinden Corp.	15,000	126,331
Kyowa Hakko Kirin Co. Ltd.	35,000	368,208
Marui Group Co. Ltd.	23,300	142,824
Matsushita Electric Works Ltd.	44,772	538,237
Mitsubishi Corp.	28,000	696,160
Mitsubishi Heavy Industries Ltd.	33,000	115,884
Mitsubishi Tanabe Pharma Corp.	18,000	223,855
Mitsubishi UFJ Financial Group, Inc.	91,700	448,981
Mizuho Financial Group, Inc.	87,100	155,850
Namco Bandai Holdings, Inc.	19,400	184,589
Nippon Meat Packers, Inc.	21,000	241,287
Nippon Oil Corp.	36,000	166,673
Nippon Suisan Kaisha Ltd.	50,200	141,349
Nippon Telegraph & Telephone Corp.	14,000	550,691
Nitto Denko Corp.	17,600	627,190
NSK Ltd.	39,000	286,234
NTT Data Corp.	45	138,966
NTT DoCoMo, Inc.	169	235,420
Obayashi Corp.	57,000	193,987
OMRON Corp.	12,200	217,636
Onward Holdings Co. Ltd.	22,000	135,440
Panasonic Corp.	7,000	100,104
Secom Co. Ltd.	10,200	482,460
Sekisui House Ltd.	78,000	699,599
Seven & I Holdings Co. Ltd.	72,760	1,476,817
Shimizu Corp.	37,000	132,638
Shiseido Co. Ltd.	14,100	270,250
Sompo Japan Insurance, Inc.	41,000	260,918
Sony Corp.	9,800	284,068
Sumitomo Electric Industries Ltd.	45,400	562,721
Sumitomo Forestry Co. Ltd.	27,500	206,626
Sumitomo Mitsui Financial Group, Inc.	12,000	342,115
Taiyo Nippon Sanso Corp.	22,000	233,334
Takeda Pharmaceutical Co. Ltd.	45,200	1,855,716
TDK Corp.	1,800	109,758
Tokio Marine Holdings, Inc.	41,700	1,131,881
Tokyo Electric Power Co., Inc. (The)	10,100	253,163
Tokyo Electron Ltd.	600	38,366
Tokyo Gas Co. Ltd.	128,000	510,265
Tokyo Ohka Kogyo Co. Ltd.	5,500	101,560
Toyo Seikan Kaisha Ltd.	13,000	196,712
Toyota Motor Corp.	34,000	1,428,539
Trend Micro, Inc. (a)	1,500	57,007
West Japan Railway Co.	291	974,063
Yamada Denki Co. Ltd.	3,670	246,621
Yamato Holdings Co. Ltd.	36,300	501,918
YASKAWA Electric Corp.	34,000	283,160
		28,997,981
Luxembourg — 0.4%
ArcelorMittal	19,781	897,166
Malaysia — 0.7%
AMMB Holdings Berhad	154,587	224,893
Bumiputra-Commerce Holdings Berhad	130,799	490,315

TIFF International Equity Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
Carlsberg Brewery Malaysia Berhad	25,000	$33,117
Genting Malaysia Berhad	453,000	369,811
Malaysian Airline System Berhad (a)	50,100	39,639
Multi-Purpose Holdings Berhad	98,450	53,528
Sime Darby Berhad	86,152	225,621
		1,436,924
Mexico — 0.4%
America Movil SA de CV, Series L – ADR	1,625	76,343
Grupo Televisa SA – SPADR	28,100	583,356
Telefonos de Mexico SAB de CV, Series L – SPADR	1,300	21,554
Telmex Internacional SAB de CV, Series L – ADR	1,600	28,400
		709,653
Netherlands — 3.3%
Heineken NV	11,339	537,281
ING Groep NV – CVA (a)	82,290	795,512
Koninklijke (Royal) KPN NV	32,221	546,524
Koninklijke Boskalis Westminster NV – CVA	12,989	500,212
Reed Elsevier NV	86,180	1,057,432
Royal Dutch Shell plc, Class A	78,594	2,377,304
Royal Dutch Shell plc, Class B	18,581	541,453
Wolters Kluwer NV	13,103	287,194
		6,642,912
New Zealand — 0.3%
PGG Wrightson Ltd. (a)	275,965	115,291
Telecom Corp. of New Zealand Ltd.	297,537	538,652
		653,943
Norway — 0.3%
DNB NOR ASA (a)	33,111	359,440
StatoilHydro ASA	12,191	304,089
		663,529
Philippines (The) — 1.0%
ABS-CBN Holdings Corp.	352,900	221,266
Ayala Corp.	92,209	600,246
Banco de Oro Unibank, Inc.	45,500	38,270
Benpres Holdings Corp. (a)	820,000	62,018
DMCI Holdings, Inc.	272,000	56,976
Globe Telecom, Inc.	18,580	366,312
Jollibee Foods Corp.	84,000	99,409
Philippine Long Distance Telephone Co. – SPADR	8,400	476,028
		1,920,525
Poland — 0.3%
Bank Pekao SA (a)	12,191	687,309
Russia — 0.3%
Lukoil OAO – SPADR	10,500	601,650
Singapore — 1.8%
Great Eastern Holdings Ltd.	32,000	307,513
GuocoLeisure Ltd.	208,000	102,301
Oversea-Chinese Banking Corp.	112,293	722,844
Singapore Telecommunications Ltd.	571,000	1,257,441
STATS ChipPAC Ltd. (a)	344,000	243,636
United Industrial Corp. Ltd.	19,000	28,170

	Number of Shares	Value
United Overseas Bank Ltd.	67,000	$932,407
Yellow Pages Singapore Ltd. (a)	122,500	13,897
		3,608,209
South Africa — 0.9%
Anglo Platinum Ltd. (a)	932	99,323
AngloGold Ashanti Ltd.	987	39,986
City Lodge Hotels Ltd.	3,166	34,254
Clicks Group Ltd.	17,568	64,523
Discovery Holdings Ltd.	2,892	12,504
FirstRand Ltd.	57,183	141,878
Gold Fields Ltd.	3,352	44,104
Hosken Consolidated Investments Ltd.	11,439	110,332
JD Group Ltd.	3,792	25,359
Nedbank Group Ltd.	13,683	228,594
Pretoria Portland Cement Co. Ltd.	125,885	589,927
RMB Holdings Ltd.	66,305	265,551
Sun International Ltd. (a)	19,812	253,623
		1,909,958
South Korea — 0.4%
KB Financial Group, Inc. (a)	1,293	65,960
Korea Electric Power Corp. (a)	950	27,717
KT&G Corp. (a)	7,475	413,046
POSCO	200	105,287
Samsung Electronics Co. Ltd.	170	116,107
SK Telecom Co. Ltd.	565	82,139
		810,256
Spain — 3.6%
Acciona SA	3,555	461,729
Acerinox SA	31,584	653,326
Banco Santander SA	107,739	1,770,140
Iberdrola SA	205,944	1,960,473
Prosegur, Compania de Seguridad SA	4,813	235,429
Telefonica SA	68,334	1,904,575
Viscofan SA	7,618	193,290
		7,178,962
Sweden — 1.0%
Assa Abloy AB, Class B	23,636	452,609
Hoganas AB, Class B	7,262	165,931
Modern Times Group AB, Class B	1,838	90,961
Svenska Cellulosa AB (SCA), Class B	24,108	322,031
Svenska Handelsbanken AB, Class A	20,311	580,884
Telefonaktiebolaget LM Ericsson, Class B	40,800	375,271
		1,987,687
Switzerland — 3.3%
Adecco SA	7,410	409,099
Compagnie Financiere Richemont SA	10,283	344,080
Geberit AG	2,866	507,672
Logitech International SA (a)	13,970	240,324
Novartis AG	53,927	2,938,063
PubliGroupe SA (a)	661	50,915
Roche Holding AG	5,064	861,468
Sonova Holding AG Registered	883	106,772
UBS AG Registered (a)	16,490	253,318
Zurich Financial Services AG	4,121	896,015
		6,607,726

TIFF International Equity Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
Taiwan — 0.9%
Asustek Computer, Inc. – GDR Registered	47,808	$461,864
Chunghwa Telecom Co. Ltd.	30,800	57,177
Chunghwa Telecom Co. Ltd. – ADR	21,920	407,054
Taiwan Semiconductor Manufacturing Co. Ltd.	397,589	797,538
Uni-President Enterprises Corp.	54,288	66,590
		1,790,223
Thailand — 0.7%
Advanced Info Service PCL	130,500	338,580
GMM Grammy PCL	104,000	44,919
Kasikornbank PCL	74,900	195,450
Land and Houses PCL	284,800	56,806
Matichon PCL (b)	218,400	44,545
MBK PCL	41,500	80,909
Post Publishing PCL (b)	193,900	27,334
Siam Cement PCL	77,000	551,980
Thanachart Capital PCL	100,800	66,817
		1,407,340
Turkey — 0.3%
Akbank TAS	0	2
Turkcell Iletisim Hizmetleri A/S – ADR	32,200	563,178
		563,180
United Kingdom — 13.2%
Admiral Group plc	5,609	106,997
AMEC plc	5,163	65,538
Anglo American plc – ADR (a)	13,590	294,631
Anglo American plc – LSE Shares (a)	1,653	70,635
Arriva plc	46,434	372,598
Aviva plc	61,316	388,331
BAE Systems plc	89,141	513,704
Barclays plc	102,355	451,046
BG Group plc	66,750	1,195,345
BHP Billiton plc	23,367	746,406
BP plc	322,206	3,116,114
Bradford & Bingley plc (a) (b)	97,457	—
British American Tobacco plc	5,238	169,924
Bunzl plc	14,292	154,939
Cable & Wireless plc	213,753	482,753
Cadbury plc	9,405	121,025
Capita Group plc	57,661	695,496
Carnival plc (a)	8,677	296,307
Compass Group plc	239,595	1,711,246
Daily Mail & General Trust NV, Class A	5,811	38,856
Devro plc	46,627	99,097
Diageo plc	32,310	563,466
Enterprise Inns plc (a)	42,767	64,489
G4S plc	20,099	84,000
GlaxoSmithKline plc	99,148	2,100,269
Hays plc	93,855	156,467
HMV Group plc	22,914	34,331
Homeserve plc	3,247	88,108
ICAP plc	50,659	351,072
Informa plc	63,176	323,182
International Personal Finance	51,577	171,607
Intertek Group plc	29,678	597,567

	Number of Shares	Value
Invensys plc	83,893	$401,938
ITV plc (a)	244,589	206,503
Ladbrokes plc	64,759	142,499
Lloyds Banking Group plc (a)	338,686	271,895
Northgate plc (a)	6,578	23,003
Provident Financial plc	16,563	248,045
Reckitt Benckiser Group plc	13,979	757,352
Reed Elsevier plc	39,356	323,182
Rexam plc	53,911	251,882
Rightmove plc	18,003	145,546
Rio Tinto plc	11,074	596,848
Rolls-Royce Group plc (a)	10,232	79,849
Rolls-Royce Group plc – Class C (a)	613,920	992
RSA Insurance Group plc	31,684	61,647
Sage Group plc	129,537	459,891
Smiths Group plc	11,058	180,937
Sportingbet plc	79,661	86,681
Stagecoach Group plc	78,458	214,680
Tesco plc	75,916	521,605
Thomas Cook Group plc	117,709	437,147
Tui Travel plc	99,774	410,651
Unilever plc	74,969	2,399,697
Vodafone Group plc	1,052,238	2,436,668
WPP plc	24,016	234,513
		26,519,197
United States — 0.1%
NII Holdings, Inc., Class B (a)	3,408	114,441
Total Common Stocks (Cost $145,527,499)		149,041,824
Acquired Funds — 15.4%
Private Investment Funds (e) — 15.4%
Convexity Capital Offshore, LP (a) (b) (c) (d)		9,517,550
Lansdowne UK Equity Fund Ltd. (a) (b) (c) (d)	40,375	15,792,253
Lone Dragon Pine, LP (a) (b) (c) (d)		4,104,800
Tosca (a) (b) (c) (d)	27,752	1,684,841
		31,099,444
Total Acquired Funds (Cost $20,754,549)		31,099,444
Preferred Stocks — 0.5%
Hyundai Motor Co. Ltd., 3.98% (South Korea)	10,010	367,638
Malaysian Airline System Berhad, 30.0% (Malaysia)	20,000	4,030
Vale SA, 1.46% (Brazil)	22,240	550,778
Total Preferred Stocks (Cost $815,863)		922,446

TIFF International Equity Fund / Schedule of Investments
December 31, 2009

	Number of Contracts	Value
Rights — 0.0%
Fortis, Expiring 07/04/14 (Belgium) (a) (b) (Cost $0)	87,050	$—
Warrants — 0.0%
Global Yellow Pages Ltd. Warrants Expiring 09/10/14 (Singapore) (a)	35,000	1,370
Matahari Putra Prima Tbk Warrants Expiring 07/12/10 (Indonesia) (a)	370,825	2,131
Total Warrants (Cost $4,890)		3,501

	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Investments — 11.9%
Repurchase Agreement — 5.0%
State Street Bank & Trust Co. Repurchase Agreement issued on 12/31/09 (proceeds at maturity $10,060,890) (collateralized by US Treasury Bills, due 06/10/10 through 06/17/10 with a principal value of $10,285,000 and a market value of $10,275,744)
(Cost $10,060,884)	0.005%	01/04/10	$10,060,884	$10,060,884

Interest Rate	Maturity Date	Principal Amount	Value
US Treasury Securities — 6.9%
US Treasury Bill (f)	01/21/10	$2,000,000	$1,999,974
US Treasury Bill (f) (g)	02/11/10	8,000,000	7,999,704
US Treasury Bill (f)	06/10/10	1,000,000	999,206
US Treasury Bill (f)	06/17/10	1,000,000	999,148
US Treasury Bill (f)	07/01/10	2,000,000	1,998,102
Total US Treasury Securities (Cost $13,994,220)			13,996,134
Total Short-Term Investments (Cost $24,055,104)			24,057,018
Total Investments – 101.7% (Cost $191,157,905)			205,124,233
Liabilities in Excess of Other Assets – (1.7%)			(3,443,085)
Net Assets – 100.0%			$201,681,148
ADR	American Depositary Reciept
CVA	Certificaaten van aandelen (share certificates)
GDR	Global Depositary Reciept
LSE	London Stock Exchange
MSCI	Morgan Stanley Capital International
SPADR	Sponsored ADR
VVPR	Verminderde Voorheffing Précompte Réduit (France dividend coupon)
*	Approximately 19% of the fund’s total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund’s “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Illiquid security.
(c)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2009, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Investment	Date of Acquisition	Cost	Value
Bell Aliant Regional Communications Income Fund	07/11/06	$16,840	$15,143
Convexity Capital Offshore, LP	02/16/06	7,333,333	9,517,550
Jazz Air Income Fund	03/12/07 – 05/22/07	23,682	13,519
Lansdowne UK Equity Fund Ltd.	05/31/03	6,434,533	15,792,253
Lone Dragon Pine, LP	03/31/08	5,000,000	4,104,800
Tosca	06/30/04	1,986,683	1,684,841
Total (15.4% of net assets)			$31,128,106
(d)	Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $31,559,342, which represents 15.6% of the fund’s net assets.
(e)	Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2009. These positions are therefore grouped into their own industry classification.
(f)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
(g)	Security or a portion thereof is pledged as initial margin for financial futures contracts.

TIFF International Equity Fund / Schedule of Investments
December 31, 2009

Summary Schedule of Investments

Common Stocks	73.9%
Private Investment Funds	15.4%
Short-Term Investments	11.9%
Preferred Stocks	0.5%
Warrants	0.0%
Rights	0.0%
Total Investments	101.7%
Liabilities in Excess of Other Assets	(1.7)%
Net Assets	100.0%

Financial Futures Contracts

Number of Contracts	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
	Long Financial Futures Contracts
6	March 2010 ASX S&P 200 Index	$627,584	$657,384	$29,800
105	March 2010 Canadian Dollar	9,944,889	10,040,100	95,211
57	March 2010 Dow Jones EURO STOXX 50 Index	2,343,915	2,428,491	84,576
27	March 2010 Swiss Franc	3,287,334	3,263,287	(24,047)
20	March 2010 Topix Index	1,917,883	1,942,342	24,459
55	March 2010 TSE 60 Index	7,078,834	7,265,669	186,835
				396,834
	Short Financial Futures Contracts
9	March 2010 Australian Dollar	(806,472)	(802,530)	3,942
20	March 2010 British Pound	(2,039,053)	(2,018,250)	20,803
39	March 2010 FTSE 100 Index	(3,318,534)	(3,377,361)	(58,827)
24	March 2010 Japanese Yen	(3,419,776)	(3,222,000)	197,776
				163,694
				$560,528

Total Return Swap Contracts

Expiration Date	Counterparty		Pay	Receive	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Long Total Return Swap Contracts
06/30/2010	Barclays Bank, PLC	(d)	1 Month LIBOR plus a specified spread	iShares MSCI Emerging Markets Index Fund	$5,291,379	$21,849
07/16/2010	Goldman Sachs International	(d)	3 Month LIBOR plus a specified spread	MSCI AC World Index ex USA	17,486,640	304,765
08/31/2010	Goldman Sachs International	(d)	1 Month LIBOR plus a specified spread	MSCI Daily TR Net Emerging Markets	9,058,621	104,622
						$431,236

TIFF International Equity Fund / Schedule of Investments
December 31, 2009

Derivative Disclosure

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments as of December 31, 2009. See Note 3, Derivatives and Other Financial Instruments, for qualitative disclosures. These derivatives are not accounted for as hedging instruments. The period-end notional amounts disclosed in the Schedule of Investments are representative of the fund’s derivative activity throughout the reporting period.

The following table lists the fair values of the fund’s derivative holdings as of December 31, 2009, grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Foreign Currency Risk	Equity Risk	Total
Asset Derivatives
Rights	Investments, at value	$—	$—	$—
Warrants	Investments, at value	—	3,501	3,501
Swaps Contracts	Swap contracts, at value	—	431,236	431,236
Futures Contracts	Variation margin*	317,732	325,670	643,402
Total Value – Assets		$317,732	$760,407	$1,078,139
Liability Derivatives
Futures Contracts	Variation margin*	$(24,047)	$(58,827)	$(82,874)
Total Value – Liabilities		$(24,047)	$(58,827)	$(82,874)
*	Cumulative appreciation (depreciation) of futures contracts is reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2009, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Foreign Currency Risk	Equity Risk	Total
Realized Gain (Loss)
Rights	Net realized gain (loss) from Investments	$—	$(653,556)	$(653,556)
Warrants	Net realized gain (loss) from Investments	—	(308,585)	(308,585)
Swaps Contracts	Net realized gain (loss) from Swap agreements	—	11,752,500	11,752,500
Futures Contracts	Net realized gain (loss) from Futures contracts	2,503,468	3,911,577	6,415,045
Forward Contracts	Net realized gain (loss) from Forward currency contracts	(27,259)	—	(27,259)
Total Realized Gain (Loss)		$2,476,209	$14,701,936	$17,178,145

TIFF International Equity Fund / Schedule of Investments
December 31, 2009

The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2009, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Foreign Currency Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Rights	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	$—	$—	$—
Warrants	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	343,393	343,393
Swaps Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	(1,390,097)	(1,390,097)
Futures Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	(502,221)	133,085	(369,136)
Total Change in Appreciation (Depreciation)		$(502,221)	$(913,619)	$(1,415,840)

See accompanying Notes to Financial Statements.

TIFF International Equity Fund
Statement of Assets and Liabilities

December 31, 2009
Assets
Investments in securities, at value (cost: $181,097,021)	$195,063,349
Repurchase agreements (cost: $10,060,884)	10,060,884
Cash denominated in foreign currencies (cost: $42,309)	42,341
Receivables for:
Dividends and tax reclaims	265,509
Swap contracts, at value	431,236
Due from broker for futures variation margin	105,264
Total Assets	205,968,583
Liabilities
Payable for:
Investment securities purchased	3,998,081
Accrued expenses and other liabilities	258,552
Money manager fees	30,802
Total Liabilities	4,287,435
Net Assets	$201,681,148
Shares Outstanding (500,000,000 authorized shares, par value $0.001 for each fund)	16,904,552
Net Asset Value Per Share	$11.93
Components of Net Assets:
Capital stock	$203,448,555
Distributions in excess of net investment income	(9,325,172)
Accumulated net realized loss on investments	(7,573,513)
Net unrealized appreciation on investments and foreign currencies	15,131,278
$201,681,148

See accompanying Notes to Financial Statements.

TIFF International Equity Fund
Statement of Operations

For the Year Ended December 31, 2009
Investment Income
Interest	$28,892
Dividends (net of foreign withholding taxes of $394,999)	4,479,420
Total Investment Income	4,508,312
Operating Expenses
Investment advisory fees	274,742
Money manager fees	1,218,181
Fund administration fees	237,887
Professional fees	94,518
Consulting and administrative fees	24,916
Chief compliance officer fees	11,212
Insurance	7,430
Registration and filing fees	22,000
Director fees	3,708
Miscellaneous fees and other	50,549
Total Operating Expenses	1,945,143
Net Investment Income	2,563,169
Net Realized Gain (Loss) from:
Investments (net of foreign withholding taxes on capital gains of $73)	(5,870,897)
Swap agreements	11,752,500
Financial futures contracts	6,415,045
Forward currency contracts and foreign currency-related transactions	(162,173)
Net Realized Gain	12,134,475
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	44,333,880
Net Realized and Unrealized Gain on Investments and Foreign Currencies	56,468,355
Net Increase in Net Assets Resulting from Operations	$59,031,524

See accompanying Notes to Financial Statements.

TIFF International Equity Fund
Statements of Changes in Net Assets

	Year Ended 12/31/2009	Year Ended 12/31/2008
Increase in Net Assets From Operations
Net investment income	$2,563,169	$7,077,743
Net realized gain (loss) on investments and foreign currencies	12,134,475	(4,609,351)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	44,333,880	(151,183,633)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,031,524	(148,715,241)
Distributions
From net investment income	(13,293,078)	(400,022)
From net realized gains	(64,163)	(16,523,737)
Decrease in Net Assets Resulting from Distributions	(13,357,241)	(16,923,759)
Capital Share Transactions
Proceeds from shares sold	254,773	10,522,964
Proceeds from distributions reinvested	11,267,996	14,801,779
Entry/exit fees	272,950	680,919
Cost of shares redeemed	(36,136,702)	(80,186,676)
Net Decrease From Capital Share Transactions	(24,340,983)	(54,181,014)
Total Increase (Decrease) in Net Assets	21,333,300	(219,820,014)
Net Assets
Beginning of year	180,347,848	400,167,862
End of year	$201,681,148	$180,347,848
Including undistributed (distributions in excess of) net investment income	$(9,325,172)	$(12,099,230)
Capital Share Transactions (in shares)
Shares sold	25,062	973,195
Shares reinvested	944,509	1,333,445
Shares redeemed	(3,441,036)	(5,597,825)
Net Decrease	(2,471,465)	(3,291,185)

See accompanying Notes to Financial Statements.

TIFF International Equity Fund
Statement of Cash Flows

Year Ended December 31, 2009
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$59,031,524
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(23,391,357)
Investments sold	51,750,430
(Purchase)/Sale of short term investments, net	(12,897,519)
Decrease in foreign currency	130,682
Decrease in dividends and tax reclaims receivable	17,416
Increase in variation margin on financial futures contracts	(87,584)
Increase in accrued expenses and other liabilities	101,915
Net realized (gain) loss	5,870,897
Net change in unrealized (appreciation) depreciation on investments	(44,788,104)
Net cash from (used in) operating activities	35,738,300
Cash flows from (used in) financing activities
Proceeds from shares sold	3,256,698
Payment on shares redeemed	(35,865,677)
Cash distributions paid	(3,129,321)
Net cash from (used in) financing activities	(35,738,300)
Net increase (decrease) in cash
Cash at beginning of period	—
Cash at end of period	$—
Non cash financing activities not included herein consist of reinvestment of all distributions of:	$11,267,996

See accompanying Notes to Financial Statements.

TIFF US Equity Fund
December 31, 2009
Portfolio Management Review (unaudited)

Performance Review

TIFF US Equity Fund (USEF) rebounded forcefully during the year ended December 31, 2009, widening its edge over its benchmark after sharp absolute declines in US stocks during the 2008 calendar year. USEF returned +33.03% before the deduction of entry and exit fees (+32.38% after such deductions) for the calendar year 2009. During the same period, the fund’s performance benchmark, the Wilshire 5000 (W5000) Total Market Index (formerly named the Dow Jones Wilshire 5000 Index), returned +29.42%. For complete, annualized performance data, see the table on page 51.

Excess returns in 2009 stemmed from astute stock picking and risk management by the fund’s external managers in both the small capitalization and large capitalization segments of the market. The managers generally adjusted their risk exposures as stock markets bottomed in the first quarter, accepting more credit and leverage risk as they recognized that the market’s tendencies, particularly concerning leverage, were extreme. At the market’s 2009 nadir in early March, many companies with any amount of debt on their balance sheet were punished harshly, presenting purchase opportunities for investors confident in their fundamental analysis of leveraged companies that would survive the downturn. As markets rebounded, the debt pendulum swung such that many non-leveraged, stable businesses traded at similar valuations to their more highly leveraged competitors.

Strategy Overview

The fund provides exposure to all major sectors of the US stock market, including small and mid-cap stocks not represented in the S&P 500 Index. The S&P 500 Index is a broad based, unmanaged index of 500 stocks that is widely recognized as representative of the US equity market. The fund seeks to outperform not the S&P 500 Index but rather the Wilshire 5000 — a broader index that comprises all publicly traded US stocks with readily available price quotations. The W5000 tends to underperform the S&P 500 Index when very large capitalization stocks perform relatively well and outperform it when such stocks lag smaller ones. But the W5000 was selected as the fund’s benchmark rather than the S&P 500 Index because it represents a truly comprehensive measure of publicly traded US stocks. While the W5000 returned +29.42% for the calendar year 2009, the S&P 500 Index returned +26.46%.

Outlook

USEF enters 2010 leaning modestly toward the smaller-capitalization stocks that the fund has long preferred in its search for excess returns. The fund hedges the bulk of its capitalization exposure to maintain index-like weights. From a sector standpoint, the fund’s notable leanings as it exited 2009 included more exposure to consumer discretionary and information technology stocks and less exposure to financial and industrial securities than the W5000. Even so, relative returns are likely to be driven by stock selection rather than bets on sectors or capitalization.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF US Equity Fund
December 31, 2009

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org.

The fund invests in illiquid securities. The fund invests in smaller companies, which may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers may invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative.

Fund Performance (unaudited)Total return for the periods ended 12/31/09

	Before Deduction of Entry/ Exit Fees	After Deduction of Entry/ Exit Fees	Wilshire 5000 Total Market Index*
Calendar Year 2009	33.03%	32.38%	29.42%
3-Year Annualized	-4.53%	-4.69%	-5.00%
5-Year Annualized	1.79%	1.68%	1.10%
10-Year Annualized	1.86%	1.81%	-0.17%
Annualized Since Inception	8.66%	8.62%	8.00%
Cumulative Since Inception	265.09%	263.08%	231.57%

Total return assumes dividend reinvestment. USEF’s gross expense ratio for calendar year 2008, including the fees and expenses associated with investments in acquired funds, was 1.00% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). Excluding such acquired fund fees and expenses, the expense ratio was 0.68%. Expense ratios will differ for 2009.

Commencement of operations was May 31, 1994. The fund assesses entry and exit fees of 0.25%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

*	As of April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was renamed the Wilshire 5000 Total Market Index. The methodology is unchanged. The Wilshire 5000 Total Market Index is a market capitalization weighted index of substantially all publicly traded US stocks, which consists of all US common stocks that trade on a regular basis on either the New York or American Stock Exchange or on the Nasdaq over-the-counter market. One cannot invest directly in an index.

Note: For 2004 and 2005, performance data reflects an expense waiver. Without the expense waiver, total returns would have been lower for the period.

Performance of a $1,000,000 Investment (unaudited)Ten-year period ended 12/31/09

Past performance is not a guarantee of future results.

The fund’s performance assumes the reinvestment of all dividends and distributions and includes the effects of 0.25% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of funds shares.

TIFF US Equity Fund
December 31, 2009
Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During the Period* 7/1/09 – 12/31/09
1) Actual	$1,000	$1,237.00	$4.96
2) Hypothetical	$1,000	$1,020.77	$4.48
*	Expenses are equal to the fund’s annualized expense ratio of 0.88% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period). The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

TIFF US Equity Fund
December 31, 2009
Financial Highlights

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
For a share outstanding throughout each period
Net asset value, beginning of year	$8.35	$13.39	$14.90	$14.07	$14.49
Income (loss) from investment operations
Net investment income (loss)	(0.14)	0.01	0.11	0.10	0.07	(a)
Net realized and unrealized gain (loss) on investments	2.87	(4.83)	0.33	2.35	0.88
Total from investment operations	2.73	(4.82)	0.44	2.45	0.95
Less distributions from
Net investment income	(0.07)	(0.11)	(0.14)	(0.10)	(0.17)
Net realized gains	—	(0.11)	(1.82)	(1.53)	(1.21)
Total distributions	(0.07)	(0.22)	(1.96)	(1.63)	(1.38)
Entry/exit fee per share (b)	0.01	— (c)	0.01	0.01	0.01
Net asset value, end of year	$11.02	$8.35	$13.39	$14.90	$14.07
Total return (d)	32.91%	(36.39)%	2.84%	17.68%	6.71%
Ratios/supplemental data
Net assets, end of year (000s)	$117,900	$127,371	$227,588	$216,369	$199,339
Ratio of expenses to average net assets (e)	1.16%	0.68%	0.73%	0.74%	0.72%
Ratio of expenses to average net assets before expense waivers (e)	1.16%	0.68%	0.73%	0.74%	0.73%
Ratio of net investment income (loss) to average net assets	(0.13)%	0.31%	0.56%	0.63%	0.48	%(a)
Portfolio turnover	25%	34%	38%	35%	33%

(a)	Investment income per share reflects a special dividend which amounted to $0.04 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.21%.
(b)	Calculation based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(e)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

See accompanying Notes to Financial Statements.

TIFF US Equity Fund / Schedule of Investments*
December 31, 2009

	Number of Shares	Value
Investments — 99.8% of net assets
Common Stocks — 71.0%
Aerospace & Defense — 2.6%
AAR Corp. (a)	69,815	$1,604,349
General Dynamics Corp.	2,300	156,791
L-3 Communications Holdings, Inc.	2,100	182,595
Lockheed Martin Corp.	3,800	286,330
Northrop Grumman Corp.	6,700	374,195
Raytheon Co.	8,000	412,160
		3,016,420
Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	2,300	135,079
FedEx Corp.	1,800	150,210
		285,289
Beverages — 1.6%
Coca-Cola Enterprises, Inc.	7,600	161,120
Constellation Brands, Inc., Class A (a)	109,400	1,742,742
		1,903,862
Biotechnology — 0.9%
Amgen, Inc. (a)	7,900	446,903
Biogen Idec, Inc. (a)	3,100	165,850
Gilead Sciences, Inc. (a)	9,000	389,520
		1,002,273
Capital Markets — 1.2%
Ameriprise Financial, Inc.	3,300	128,106
Franklin Resources, Inc.	3,300	347,655
Goldman Sachs Group, Inc. (The)	3,200	540,288
T. Rowe Price Group, Inc.	6,800	362,100
		1,378,149
Chemicals — 3.4%
E. I. du Pont de Nemours & Co.	6,700	225,589
Ecolab, Inc.	5,800	258,564
International Flavors & Fragrances, Inc.	36,000	1,481,040
Nalco Holding Co.	81,468	2,078,249
		4,043,442
Commercial Banks — 1.5%
North Valley Bancorp (a)	69,300	144,837
Prosperity Bancshares, Inc.	23,187	938,378
Wells Fargo & Co.	25,000	674,750
		1,757,965
Communications Equipment — 0.7%
Cisco Systems, Inc. (a)	23,600	564,984
Research In Motion Ltd.(Canada) (a)	4,600	310,684
		875,668
Computers & Peripherals — 2.6%
Hewlett-Packard Co.	10,100	520,251
International Business Machines Corp. (IBM)	3,000	392,700
QLogic Corp. (a)	80,000	1,509,600
Seagate Technology	18,900	343,791
Western Digital Corp. (a)	6,600	291,390
		3,057,732
Diversified Consumer Services — 2.8%
Apollo Group, Inc., Class A (a)	2,600	157,508
DeVry, Inc.	28,200	1,599,786

	Number of Shares	Value
ITT Educational Services, Inc. (a)	16,100	$1,544,956
		3,302,250
Diversified Financial Services — 0.6%
JPMorgan Chase & Co.	5,800	241,686
Moody’s Corp.	7,200	192,960
NYSE Euronext	11,800	298,540
		733,186
Diversified Telecommunication Services — 1.5%
AT&T, Inc.	27,900	782,037
BCE, Inc.(Canada)	9,600	265,056
General Communications, Inc., Class A (a)	94,100	600,358
Verizon Communications, Inc.	4,300	142,459
		1,789,910
Electric Utilities — 1.7%
Edison International	9,900	344,322
NV Energy, Inc.	138,000	1,708,440
		2,052,762
Electronic Equipment, Instruments & Components — 3.3%
Checkpoint Systems, Inc. (a)	151,200	2,305,800
Rogers Corp. (a)	45,000	1,363,950
Tyco Electronics Ltd.(Switzerland)	11,100	272,505
		3,942,255
Energy Equipment & Services — 2.1%
Cal Dive International, Inc. (a)	86,107	650,969
Noble Corp.(Switzerland)	3,700	150,590
Tidewater, Inc.	34,500	1,654,275
		2,455,834
Food & Staples Retailing — 1.9%
BJ’s Wholesale Club, Inc. (a)	44,000	1,439,240
Geerlings & Wade, Inc. (a)	66,300	2,652
Kroger Co. (The)	14,100	289,473
Safeway, Inc.	7,500	159,675
Sysco Corp.	13,200	368,808
		2,259,848
Food Products — 2.1%
Archer-Daniels-Midland Co.	10,200	319,362
Campbell Soup Co.	6,800	229,840
ConAgra Foods, Inc.	14,100	325,005
Corn Products International, Inc.	50,000	1,461,500
General Mills, Inc.	2,400	169,944
		2,505,651
Health Care Equipment & Supplies — 2.5%
Accuray, Inc. (a)	144,294	809,489
Cooper Companies, Inc. (The)	52,198	1,989,788
Medtronic, Inc.	4,100	180,318
PharmChem, Inc. (a) (b)	269,200	996
		2,980,591
Health Care Providers & Services — 3.9%
AmerisourceBergen Corp.	13,000	338,910
Cardinal Health, Inc.	5,300	170,872
Humana, Inc. (a)	4,300	188,727
Lincare Holdings, Inc. (a)	20,000	742,400
McKesson Corp.	5,700	356,250
Owens & Minor, Inc.	20,800	892,944
UnitedHealth Group, Inc.	10,800	329,184

TIFF US Equity Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
Universal Health Services, Inc., Class B	37,900	$1,155,950
WellPoint, Inc. (a)	7,700	448,833
		4,624,070
Household Durables — 0.2%
Garmin Ltd.	9,300	285,510
Household Products — 0.9%
Kimberly-Clark Corp.	7,000	445,970
Procter & Gamble Co. (The)	9,100	551,733
		997,703
Independent Power Producers & Energy Traders — 0.3%
Constellation Energy Group, Inc.	4,600	161,782
NRG Energy, Inc. (a)	5,600	132,216
		293,998
Industrial Conglomerates — 0.6%
3M Co.	4,700	388,549
Tyco International Ltd. (Switzerland) (a)	8,700	310,416
		698,965
Insurance — 4.5%
Aflac, Inc.	8,400	388,500
Allstate Corp. (The)	12,200	366,488
Arthur J. Gallagher & Co.	50,000	1,125,500
Brown & Brown, Inc.	60,000	1,078,200
Chubb Corp.	7,700	378,686
Progressive Corp. (The) (a)	7,900	142,121
Travelers Companies, Inc. (The)	7,900	393,894
Willis Group Holdings Ltd. (United Kingdom)	54,510	1,437,974
		5,311,363
Internet & Catalog Retail — 0.1%
Expedia, Inc. (a)	6,500	167,115
Internet Software & Services — 0.8%
Google, Inc., Class A (a)	1,500	929,970
IT Services — 0.4%
Computer Sciences Corp. (a)	4,700	270,391
Visa, Inc., Class A	2,800	244,888
		515,279
Life Sciences Tools & Services — 1.0%
Thermo Fisher Scientific, Inc. (a)	23,400	1,115,946
Machinery — 0.8%
Cummins, Inc.	4,500	206,370
Dover Corp.	3,200	133,152
John Bean Technologies Corp.	38,300	651,483
		991,005
Media — 2.5%
Comcast Corp., Class A	12,400	209,064
DIRECTV, Class A (a)	12,300	410,205
Live Nation, Inc. (a)	219,638	1,869,120
Time Warner, Inc.	14,466	421,539
		2,909,928
Metals & Mining — 0.3%
Pacific Rim Mining Corp. (Canada) (a) (c) (d)	35,000	5,950
Southern Copper Corp.	9,200	302,772
		308,722

	Number of Shares	Value
Multi-Utilities — 2.0%
OGE Energy Corp.	48,000	$1,770,720
Public Service Enterprise Group, Inc.	5,800	192,850
Sempra Energy	6,900	386,262
		2,349,832
Multiline Retail — 2.5%
Big Lots, Inc. (a)	65,125	1,887,322
Macy’s, Inc.	17,400	291,624
Saks, Inc. (a)	100,000	656,000
Target Corp.	2,800	135,436
		2,970,382
Office Electronics — 1.5%
Zebra Technologies Corp., Class A (a)	60,600	1,718,616
Oil, Gas & Consumable Fuels — 3.9%
Chevron Corp.	11,500	885,385
ConocoPhillips	11,600	592,412
Exxon Mobil Corp.	21,300	1,452,447
Marathon Oil Corp.	11,600	362,152
Murphy Oil Corp.	5,400	292,680
Stone Energy Corp. (a)	53,700	969,285
		4,554,361
Paper & Forest Products — 0.1%
International Paper Co.	5,200	139,256
Pharmaceuticals — 1.2%
Johnson & Johnson	12,000	772,920
Pfizer, Inc.	33,100	602,089
		1,375,009
Road & Rail — 1.3%
Kansas City Southern (a)	36,600	1,218,414
Union Pacific Corp.	5,000	319,500
		1,537,914
Semiconductors & Semiconductor Equipment — 2.3%
Cabot Microelectronics Corp. (a)	48,057	1,583,959
Intel Corp.	32,700	667,080
Texas Instruments, Inc.	17,500	456,050
		2,707,089
Software — 1.5%
Microsoft Corp.	36,600	1,115,934
NexPrise, Inc. (a) (b)	28,553	2,027
Oracle Corp.	13,900	341,106
Preview Systems, Inc. (a) (b)	66,800	334
Symantec Corp. (a)	20,000	357,800
		1,817,201
Specialty Retail — 2.6%
Gap, Inc. (The)	15,100	316,345
PetSmart, Inc.	84,200	2,247,298
Ross Stores, Inc.	4,900	209,279
TJX Companies, Inc. (The)	9,300	339,915
		3,112,837
Textiles, Apparel & Luxury Goods — 1.2%
Coach, Inc.	9,600	350,688
Hanesbrands, Inc. (a)	38,122	919,121
Polo Ralph Lauren Corp.	1,600	129,568
		1,399,377

TIFF US Equity Fund / Schedule of Investments
December 31, 2009

	Number of Shares	Value
Thrifts & Mortgage Finance — 0.3%
Hudson City Bancorp, Inc.	25,900	$355,607
Tobacco — 0.4%
Philip Morris International, Inc.	3,100	149,389
Reynolds American, Inc.	5,000	264,850
		414,239
Wireless Telecommunication Services — 0.7%
United States Cellular Corp. (a)	18,000	763,380
Total Common Stocks (Cost $73,979,840)		83,707,761
Acquired Funds (e) — 19.6%
Long/Short Equity Fund — 19.5%
Adage Capital Partners, LP (a) (b) (c) (d)		22,986,894
Other — 0.1%
Gotham Partners, LP (a) (b) (c) (d)		77,165
Total Acquired Funds (Cost $15,670,168)		23,064,059

	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Investments — 9.2%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement issued on 12/31/09 (proceeds at maturity $1,863,210) (collateralized by US Treasury Bills, due 06/17/10 with a principal value of $1,915,000 and a market value of $1,913,277)
(Cost $1,863,209)	0.005%	01/04/10	$1,863,209	$1,863,209
US Treasury Securities — 7.6%
US Treasury Bill (f)		02/25/10	3,000,000	2,999,817
US Treasury Bill (f) (g)		05/20/10	3,000,000	2,998,356
US Treasury Bill (f) (g)		06/17/10	3,000,000	2,997,444
Total US Treasury Securities (Cost $8,994,857)				8,995,617
Total Short-Term Investments (Cost $10,858,066)				10,858,826
Total Investments — 99.8% (Cost $100,508,074)				117,630,646
Other Assets in Excess of Liabilities — 0.2%				269,086
Net Assets — 100.0%				$117,899,732
*	Approximately 54% of the fund’s total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund’s “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Illiquid security.
(c)	Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $23,070,009, which represents 19.6% of the fund’s net assets.
(d)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2009, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid, with the exception of Pacific Rim Mining Corp. (Canada). TIP’s board of directors deemed Pacific Rim Mining Corp. (Canada) to be liquid. The below list does not include securities eligible for resale without registration under Rule 144A of the Securities Act of 1933. These securities may also be deemed to be restricted.

Investment	Date of Acquisition	Cost	Value
Adage Capital Partners, LP	01/01/02 – 06/30/03	$15,019,446	$22,986,894
Gotham Partners, LP	06/29/97	650,722	77,165
Pacific Rim Mining Corp.	06/01/04	100,800	5,950
Total (19.6% of net assets)			$23,070,009
(e)	Portfolio holdings information of the Acquired Funds is not available as of December 31, 2009. These positions are therefore grouped into their own industry classification.
(f)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
(g)	Security or a portion thereof is pledged as initial margin for financial futures contracts.

TIFF US Equity Fund / Schedule of Investments
December 31, 2009

Summary Schedule of Investments

Common Stocks	71.0%
Long/Short Equity Funds	19.5%
Short-Term Investments	9.2%
Other	0.1%
Total Investments	99.8%
Other Assets In Excess of Liabilities	0.2%
Net Assets	100.0%

Financial Futures Contracts

Number of Contracts	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
	Long Financial Futures Contracts
55	March 2010 S&P 500 e-Mini Index	$3,033,391	$3,054,425	$21,034
126	March 2010 S&P 500 Index	34,784,962	34,987,050	202,088
				223,122
	Short Financial Futures Contracts
160	March 2010 Russell 2000 e-Mini Index	(9,647,103)	(9,982,400)	(335,297)
209	March 2010 S&P Midcap 400 e-Mini Index	$(14,877,430)	$(15,150,410)	$(272,980)
				(608,277)
				$(385,155)

TIFF US Equity Fund / Schedule of Investments
December 31, 2009

Derivative Disclosure

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments as of December 31, 2009. See Note 3, Derivatives and Other Financial Instruments, for qualitative disclosures. These derivatives are not accounted for as hedging instruments. The period-end notional amounts disclosed in the Schedule of Investments are representative of the fund’s derivative activity throughout the reporting period.

The following table lists the fair values of the fund’s derivative holdings as of December 31, 2009, grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Equity Risk	Total
Asset Derivatives
Futures Contracts	Variation Margin*	$223,122	$223,122
Total Value – Assets		223,122	223,122
Liability Derivatives
Futures Contracts	Variation Margin*	$(608,277)	$(608,277)
Total Value – Liabilities		$(608,277)	$(608,277)
*	Cumulative appreciation (depreciation) of futures contracts is reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2009, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Equity Risk	Total
Realized Gain (Loss)
Futures Contracts	Net realized gain (loss) from Futures contracts	$3,009,961	$3,009,961
Total Realized Gain (Loss)		$3,009,961	$3,009,961

The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2009, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Equity Risk	Total
Change in Appreciation (Depreciation)
Futures Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	$(232,749)	$(232,749)
Total Change in Appreciation (Depreciation)		$(232,749)	$(232,749)

See accompanying Notes to Financial Statements.

TIFF US Equity Fund
Statement of Assets and Liabilities

December 31, 2009
Assets
Investments in securities, at value (cost: $98,644,865)	$115,767,437
Repurchase agreements (cost: $1,863,209)	1,863,209
Receivables for:
Investment securities sold	306,201
Dividends and tax reclaims	107,326
Private investment fund redeemed	305,271
Other assets	29,487
Total Assets	118,378,931
Liabilities
Due to broker for futures variation margin	89,370
Payable for:
Investment securities purchased	293,498
Accrued expenses	96,331
Total Liabilities	479,199
Net Assets	$117,899,732
Shares Outstanding (500,000,000 authorized shares, par value $0.001 for each fund)	10,694,266
Net Asset Value Per Share	$11.02
Components of Net Assets:
Capital stock	$144,015,145
Distributions in excess of net investment income	(2,222,588)
Accumulated net realized loss on investments	(40,630,267)
Net unrealized appreciation on investments and foreign currencies	16,737,442
$117,899,732

See accompanying Notes to Financial Statements.

TIFF US Equity Fund
Statement of Operations

For the Year Ended December 31, 2009
Investment Income
Interest	$33,717
Dividends (net of foreign withholding taxes of $1,202)	1,254,444
Total Investment Income	1,288,161
Operating Expenses
Investment advisory fees	187,803
Money manager fees	994,777
Fund administration fees	94,618
Professional fees	84,334
Consulting and administrative fees	16,329
Chief compliance officer fees	7,709
Insurance	4,329
Registration and filing fees	22,000
Director fees	2,535
Miscellaneous fees and other	35,359
Total Operating Expenses	1,449,793
Net Investment Loss	(161,632)
Net Realized Gain (Loss) from:
Investments	(7,601,981)
Financial futures contracts	3,009,961
Forward currency contracts and foreign currency-related transactions	124
Net Realized Loss	(4,591,896)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	41,142,040
Net Realized and Unrealized Gain on Investments and Foreign Currencies	36,550,144
Net Increase in Net Assets Resulting from Operations	$36,388,512

See accompanying Notes to Financial Statements.

TIFF US Equity Fund
Statements of Changes in Net Assets

	Year Ended 12/31/2009	Year Ended 12/31/2008
Increase in Net Assets From Operations
Net investment income (loss)	$(161,632)	$564,888
Net realized gain (loss) on investments and foreign currencies	(4,591,896)	(23,208,219)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	41,142,040	(59,073,829)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,388,512	(81,717,160)
Distributions
From net investment income	(976,977)	(1,787,346)
From net realized gains	—	(1,810,016)
Decrease in Net Assets Resulting from Distributions	(976,977)	(3,597,362)
Capital Share Transactions
Proceeds from shares sold	1,482,139	5,675,820
Proceeds from distributions reinvested	860,494	3,161,387
Entry/exit fees	122,224	73,759
Cost of shares redeemed	(47,347,325)	(23,813,427)
Net Decrease From Capital Share Transactions	(44,882,468)	(14,902,461)
Total Decrease in Net Assets	(9,470,933)	(100,216,983)
Net Assets
Beginning of year	127,370,665	227,587,648
End of year	$117,899,732	$127,370,665
Including undistributed (distributions in excess of) net investment income	$(2,222,588)	$(3,600,195)
Capital Share Transactions (in shares)
Shares sold	170,502	483,376
Shares reinvested	82,502	291,714
Shares redeemed	(4,816,046)	(2,516,157)
Net Decrease	(4,563,042)	(1,741,067)

See accompanying Notes to Financial Statements.

TIFF US Equity Fund
Statement of Cash Flows

Year Ended December 31, 2009
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$36,388,512
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(26,490,939)
Investments sold	70,007,413
(Purchase)/Sale of short term investments, net	(204,751)
Decrease in interest receivable	1
Decrease in dividends and tax reclaims receivable	41,809
Increase in private investment fund redeemed	(305,271)
Increase in other assets	(29,487)
Decrease in variation margin on financial futures contracts	208,920
Increase in accrued expenses and other liabilities	16,073
Net realized (gain) loss	7,601,981
Net change in unrealized (appreciation) depreciation on investments	(41,374,816)
Net cash from (used in) operating activities	45,859,445
Cash flows from (used in) financing activities
Proceeds from shares sold	1,485,854
Payment on shares redeemed	(47,228,816)
Cash distributions paid	(116,483)
Net cash from (used in) financing activities	(45,859,445)
Net increase (decrease) in cash
Cash at beginning of period	—
Cash at end of period	$—
Non cash financing activities not included herein consist of reinvestment of all distributions of:	$860,494

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
December 31, 2009
Portfolio Management Review (unaudited)

Performance Review

TIFF Short-Term Fund (STF) returned +0.24% for the year ended December 31, 2009. For the same period, the fund’s performance benchmark, the BofA Merrill Lynch US 6-Month Treasury Bill Index (formerly named the Merrill Lynch US 6-Month Treasury Bill Index), returned +0.58%. Thus, STF trailed its benchmark by 0.34%. For complete, annualized performance data, see the table on page 64.

As noted on page 64, we also compare STF’s results to the same benchmark, the BofA Merrill Lynch US 6-Month Treasury Bill Index, debited by 0.50% per annum. Why 0.50%? Because it generally costs an estimated 0.50% per annum to rebalance the fund’s holdings to keep duration, or interest rate sensitivity, in line with the index’s. Importantly, while staff maintains STF’s duration at approximately six months, it has the discretion to “roll” holdings not precisely when the benchmark’s constituent securities “roll” but a bit more opportunistically, taking anticipated trading costs and cash on hand plus other variables into account.

Strategy Overview

As it seeks to track as closely as possible, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index, the fund invests almost exclusively in US Treasury bills. Very small fractions of STF’s capital not susceptible to investment in T-bills for administrative reasons get invested routinely in income-generating repurchase agreement transactions fully collateralized by US Treasury obligations, with such holdings constituting customarily less than 2% of STF’s net assets.

Outlook

With short-term US Treasury debt yielding currently less than 0.5%, STF is unlikely to produce anytime soon plump returns  — regardless of how skillfully staff stewards the fund’s capital.

Fund holdings and sector weighting are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF Short-Term Fund
December 31, 2009

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org.

Prior to July 2004, the fund employed a different investment approach and manager than those currently employed. Investments in debt securities typically decrease in value when interest rates rise although the risk is less for short-term debt securities than long-term debt securities.

Fund Performance (unaudited)Total return for the periods ended 12/31/09

	Short-Term Fund	BofA ML US 6-Month T-Bill - 50bp per annum	BofA ML US 6-Month T-Bill*
Calendar Year 2009	0.24%	0.08%	0.58%
3-Year Annualized	2.73%	2.72%	3.23%
5-Year Annualized	3.16%	3.00%	3.52%
10-Year Annualized	3.17%	2.87%	3.39%
Annualized Since Inception	4.00%	3.60%	4.12%
Cumulative Since Inception	84.32%	73.58%	87.70%

Total return assumes dividend reinvestment. STF’s gross expense ratio for calendar year 2008 is 0.20% (a regulatory mandate requires the use in this report of the same expense ratios as those in the latest fund prospectus). The expense ratio will differ for 2009.

Commencement of operations was May 31, 1994.

*	As of September 25, 2009, following an acquisition by Bank of America, the Merrill Lynch US 6-Month Treasury Bill Index was renamed the BofA Merrill Lynch US 6-Month Treasury Bill Index. The methodology is unchanged. The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year bill to be selected. One cannot invest directly in an index.

Note: Performance data for periods prior to 2005 reflects an expense waiver. Without the expense waiver, total returns would have been lower for those periods.

Performance of a $50,000 Investment (unaudited)Ten-year period ended 12/31/09

Past performance is not a guarantee of futures results.

The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Short-Term Fund
December 31, 2009
Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During the Period* 7/1/09 – 12/31/09
1) Actual	$1,000	$1,001.50	$0.86
2) Hypothetical	$1,000	$1,024.35	$0.87
*	Expenses are equal to the fund’s annualized expense ratio of 0.17% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TIFF Short-Term Fund
December 31, 2009
Financial Highlights

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
For a share outstanding throughout each period
Net asset value, beginning of year	$9.89	$9.78	$9.74	$9.76	$9.79
Income (loss) from investment operations
Net investment income	0.01	0.18	0.44	0.47	0.31
Net realized and unrealized gain (loss) on investments	0.01	0.11	0.04	(0.02)	(0.03)
Total from investment operations	0.02	0.29	0.48	0.45	0.28
Less distributions from
Net investment income	(0.01)	(0.18)	(0.44)	(0.47)	(0.31)
Net asset value, end of year	$9.90	$9.89	$9.78	$9.74	$9.76
Total return (a)	0.24%	2.97%	5.03%	4.72%	2.93%
Ratios/supplemental data
Net assets, end of year (000s)	$239,425	$219,820	$159,546	$99,244	$116,943
Ratio of expenses to average net assets	0.17%	0.20%	0.21%	0.19%	0.21%
Ratio of net investment income to average net assets	0.14%	1.75%	4.53%	4.64%	3.12%
Portfolio turnover (b)	—	—	—	—	—

(a)	Total return assumes dividend reinvestment. For certain periods, total return would have been lower had certain expenses not been waived.
(b)	Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded from the definition of portfolio turnover, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund / Schedule of Investments
December 31, 2009

Interest Rate		Maturity Date	Principal Amount	Value
Investments — 100.0% of net assets
Short-Term Investments — 100.0%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement issued on 12/31/09 (proceeds at maturity $1,676,679) (collateralized by US Treasury Bills, due 05/06/10 through 06/17/10 with a principal value of $1,715,000 and a market value of $1,713,912)
(Cost $1,676,678)	0.005%	01/04/10	$1,676,678	$1,676,678
US Treasury Securities — 99.3%
US Treasury Bill (a)		04/01/10	7,000,000	6,998,985
US Treasury Bill (a)		04/29/10	76,000,000	75,978,872
US Treasury Bill (a)		05/27/10	80,000,000	79,949,120
US Treasury Bill (a)		06/10/10	3,000,000	2,997,618
US Treasury Bill (a)		06/17/10	28,000,000	27,976,144
US Treasury Bill (a)		06/24/10	44,000,000	43,960,928
Total US Treasury Securities (Cost $237,849,123)				237,861,667
Total Short-Term Investments (Cost $239,525,801)				239,538,345
Total Investments – 100.0% (Cost $239,525,801)				239,538,345
Liabilities in Excess of Other Assets – (0.0%)				(113,405)
Net Assets – 100.0%				$239,424,940
(a)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

Summary Schedule of Investments

Short-Term Investments	100.0%
Total Investments	100.0%
Liabilities in Excess of Other Assets	(0.0)%
Net Assets	100.0%

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Assets and Liabilities

December 31, 2009
Assets
Investments in securities, at value (cost: $237,849,123)	$237,861,667
Repurchase agreements (cost: $1,676,678)	1,676,678
Total Assets	239,538,345
Liabilities
Payable for:
Accrued expenses and other liabilities	112,070
Distributions	1,335
Total Liabilities	113,405
Net Assets	$239,424,940
Shares Outstanding (500,000,000 authorized shares, par value $0.001 for each fund)	24,186,475
Net Asset Value Per Share	$9.90
Components of Net Assets:
Capital stock	$239,905,503
Undistributed net investment income	12,294
Accumulated net realized loss on investments	(505,401)
Net unrealized appreciation on investments	12,544
$239,424,940

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Operations

For the Year Ended December 31, 2009
Investment Income
Interest	$738,526
Total Investment Income	738,526
Operating Expenses
Investment advisory fees	72,535
Fund administration fees	177,904
Professional fees	54,783
Consulting and administrative fees	18,824
Chief compliance officer fees	15,124
Insurance	5,072
Registration and filing fees	25,000
Director fees	4,925
Miscellaneous fees and other	26,027
Total Operating Expenses	400,194
Net Investment Income	338,332
Net Realized Gain (Loss) from:
Investments	523,072
Net Realized Gain	523,072
Net Change in Unrealized Appreciation (Depreciation) on Investments	(312,511)
Net Realized and Unrealized Gain on Investments	210,561
Net Increase in Net Assets Resulting from Operations	$548,893

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statements of Changes in Net Assets

	Year Ended 12/31/2009	Year Ended 12/31/2008
Increase in Net Assets From Operations
Net investment income	$338,332	$3,090,273
Net realized gain (loss) on investments	523,072	2,020,312
Net change in unrealized appreciation (depreciation) on investments	(312,511)	137,916
Net Increase in Net Assets Resulting from Operations	548,893	5,248,501
Distributions
From net investment income	(327,700)	(3,091,082)
Decrease in Net Assets Resulting from Distributions	(327,700)	(3,091,082)
Capital Share Transactions
Proceeds from shares sold	200,067,486	266,053,761
Proceeds from distributions reinvested	268,426	2,518,887
Cost of shares redeemed	(180,952,012)	(210,456,393)
Net Increase From Capital Share Transactions	19,383,900	58,116,255
Total Increase in Net Assets	19,605,093	60,273,674
Net Assets
Beginning of year	219,819,847	159,546,173
End of year	$239,424,940	$219,819,847
Including undistributed net investment income	$12,294	$1,662
Capital Share Transactions (in shares)
Shares sold	20,222,272	27,053,714
Shares reinvested	27,136	256,544
Shares redeemed	(18,288,555)	(21,396,173)
Net Increase	1,960,853	5,914,085

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Cash Flows

Year Ended December 31, 2009
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$548,893
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
(Purchase)/Sale of short term investments, net	(16,551,670)
Increase in accrued expenses and other liabilities	39,788
Net realized (gain) loss	(523,072)
Net change in unrealized (appreciation) depreciation on investments	312,511
Net cash from (used in) operating activities	(16,173,550)
Cash flows from (used in) financing activities
Proceeds from shares sold	200,194,751
Payment on shares redeemed	(183,952,012)
Cash distributions paid	(69,189)
Net cash from (used in) financing activities	16,173,550
Net increase (decrease) in cash
Cash at beginning of period	—
Cash at end of period	$—
Non cash financing activities not included herein consist of reinvestment of all distributions of:	$268,426

See accompanying Notes to Financial Statements.

Notes to Financial Statements
December 31, 2009

1.  Organization

TIFF Investment Program, Inc. (“TIP”) was organized as a Maryland corporation on December 23, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. TIP consists of four mutual funds at present: TIFF Multi-Asset Fund (Multi-Asset Fund), TIFF International Equity Fund (International Equity Fund), TIFF US Equity Fund (US Equity Fund), and TIFF Short-Term Fund (Short-Term Fund), collectively referred to as the “funds.”

Investment Objectives

Fund	Investment Objectives
Multi-Asset	Attain a growing stream of current income and appreciation of principal that at least offset inflation.
International Equity	Attain appreciation of principal that at least offsets inflation.
US Equity	Attain a growing stream of current income and appreciation of principal that at least offset inflation.
Short-Term	Attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2.  Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services and are deemed representative of market values at the close of the market. Over-the-counter stocks not quoted on NASDAQ and foreign stocks that are traded over-the-counter are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and over-the-counter options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short future and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value.

Certain funds employ a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the time at which net asset values of the funds are determined. If the funds’ valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

Certain funds invest in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by the funds are generally not securities for which market quotations are readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The TIP board of directors has approved valuation procedures pursuant to which the funds value their interests in private investment funds at “fair value.” If a private investment fund does not provide a value to a fund on a timely basis, the fund determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time the fund values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that a fund

Notes to Financial Statements
December 31, 2009

could reasonably expect to receive from the private investment fund if the fund's interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that the fund believes is reliable.

Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by TIP’s board of directors. Such procedures use fundamental valuation methods, which may include, but are not limited to, the analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements
December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the funds' investments carried at fair value:

Multi-Asset Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks *	$668,096,570	$459,101,113	$—	$1,127,197,683
Convertible Bonds	—	7,292,278	—	7,292,278
Subordinated Convertible Notes	—	475,754	—	475,754
Corporate Bonds	—	80,324,298	—	80,324,298
Asset-Backed Securities	—	23,057,801	—	23,057,801
Mortgage-Backed Securities	—	67,379,597	—	67,379,597
Bank Loans	—	2,247,804	—	2,247,804
US Treasury Securities	412,976,022	—	—	412,976,022
Exchange-Traded Funds and Mutual Funds	140,047,381	—	—	140,047,381
Private Investment Funds	—	—	371,698,210	371,698,210
Preferred Stocks	10,152,843	2,223,227	—	12,376,070
Purchased Options	500,000	104,750	—	604,750
Rights	—	—	—	—
Warrants	—	8,766	—	8,766
Short-Term Investments	941,550,336	—	—	941,550,336
Total Investments in Securities	2,173,323,152	642,215,388	371,698,210	3,187,236,750
Financial Futures Contracts	5,307,589	—	—	5,307,589
Swap Contracts	—	1,847,814	—	1,847,814
Total Other Financial Instruments	5,307,589	1,847,814	—	7,155,403
Total Assets	$2,178,630,741	$644,063,202	$371,698,210	$3,194,392,153

Liabilities
Common Stocks Sold Short*	$(18,841,954)	$(867,878)	$—	$(19,709,832)
Total Securities Sold Short	(18,841,954)	(867,878)	—	(19,709,832)
Financial Futures Contracts	(5,328,655)	—	—	(5,328,655)
Total Other Financial Instruments	(5,328,655)	—	—	(5,328,655)
Total Liabilities	$(24,170,609)	$(867,878)	$—	$(25,038,487)
*	Securities categorized as Level 2 include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.

International Equity Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$11,537,337	$137,504,487	$—	$149,041,824
Private Investment Funds	—	—	31,099,444	31,099,444
Preferred Stocks	—	922,446	—	922,446
Rights	—	—	—	—
Warrants	—	3,501	—	3,501
Short-Term Investments	24,057,018	—	—	24,057,018
Total Investments in Securities	35,594,355	138,430,434	31,099,444	205,124,233
Financial Futures Contracts	643,402	—	—	643,402
Swap Contracts	—	431,236	—	431,236
Total Other Financial Instruments	643,402	431,236	—	1,074,638
Total Assets	$36,237,757	$138,861,670	$31,099,444	$206,198,871

Liabilities
Financial Futures Contracts	$(82,874)	$—	$—	$(82,874)
Total Other Financial Instruments	(82,874)	—	—	(82,874)
Total Liabilities	$(82,874)	$—	$—	$(82,874)
*	Securities categorized as Level 2 include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.

Notes to Financial Statements
December 31, 2009

US Equity Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$83,707,427	$334	$—	$83,707,761
Acquired Funds	—	—	23,064,059	23,064,059
Short-Term Investments	10,858,826	—	—	10,858,826
Total Investments in Securities	94,566,253	334	23,064,059	117,630,646
Financial Futures Contracts	223,122	—	—	223,122
Total Other Financial Instruments	223,122	—	—	223,122
Total Assets	$94,789,375	$334	$23,064,059	$117,853,768

Liabilities
Financial Futures Contracts	$(608,277)	$—	$—	$(608,277)
Total Other Financial Instruments	(608,277)	—	—	(608.277)
Total Liabilities	$(608,277)	$—	$—	$(608,277)

Short-Term Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$239,538,345	$—	$—	$239,538,345
Total Investments in Securities	239,538,345	—	—	239,538,345
Total Assets	$239,538,345	$—	$—	$239,538,345

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

Multi-Asset Fund

Investments in Securities	Balance as of December 31, 2008	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net purchases (sales)	Net Transfers in and/or out of Level 3	Balance as of Decenber 31, 2009	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/09 for the period ended 12/31/09
Common Stocks	$7,600	$—	$(25,505)	$—	$17,905	$—	$(17,905)
Private Investment Funds	317,364,856	(9,545,788)	85,700,025	(21,820,883)	—	371,698,210	76,154,237
Total	$317,372,456	$(9,545,788)	$85,674,520	$(21,820,883)	$17,905	$371,698,210	$76,136,332

International Equity Fund

Investments in Securities	Balance as of December 31, 2008	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net purchases (sales)	Net Transfers in and/or out of Level 3	Balance as of December 31, 2009	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/09 for the period ended 12/31/09
Common Stocks	$—	$—	$(4,456)	$—	$4,456	$—	$(3,610)
Private Investment Funds	31,771,921	1,762,157	7,272,974	(9,707,608)	—	31,099,444	9,031,521
Total	$31,771,921	$1,762,157	$7,268,518	$(9,707,608)	$4,456	$31,099,444	$9,027,911

Notes to Financial Statements
December 31, 2009

US Equity Fund

Investments in Securities	Balance as of December 31, 2008	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net purchases (sales)	Net Transfers in and/or out of Level 3	Balance as of December 31, 2009	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/09 for the period ended 12/31/09
Acquired Funds	$35,655,540	$(1,653,072)	$8,325,164	$(19,263,573)	$—	$23,064,059	$6,672,092

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The funds accrete discounts or amortize premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The funds recognize paydown gains and losses for such securities and reflect them in investment income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the funds, using reasonable diligence, become aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The funds use the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Income Taxes

There is no provision for federal income or excise tax since each fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The funds may be subject to foreign taxes on income, gains on investments, or currency repatriation. The funds accrue such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

The funds evaluate tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006 – December 31, 2009), and has concluded that no provision for federal income tax is required in the funds’ financial statements.

Expenses

Expenses directly attributable to a fund are charged to that fund’s operations; expenses that are applicable to all funds are allocated among them based on their relative average daily net assets.

Dividends to Members

It is the policy of each fund to declare dividends according to the following schedule:

Fund	Dividends from Net Investment Income	Capital Gains Distributions
Multi-Asset	Quarterly	Annually
International Equity	Semi-annually	Annually
US Equity	Quarterly	Annually
Short-Term	Monthly	Annually

The Multi-Asset Fund has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of its net assets in the form of dividends and distributions each year. Pursuant to this policy, the fund may make distributions that are ultimately characterized as return of capital.

Dividends from net short-term capital gains and net long-term capital gains of each fund, if any, are normally declared and paid in December, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Notes to Financial Statements
December 31, 2009

Foreign Currency Translation

The books and records of the funds are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund's pricing time on the valuation date.
(ii)	purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net unrealized foreign currency gain or loss is included in the Statement of Operations.

The funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the assets of each fund, less its liabilities, by the number of outstanding shares of the fund.

3.  Derivatives and Other Financial Instruments (applicable to Multi-Asset, International Equity, and US Equity Funds)

The funds may employ derivatives strategies, such as futures, options on futures, buying and selling options, swaps (including interest rate, currency, total return, index and credit default swaps) and caps, floors and collars related to such swaps. Derivatives may be used for “hedging,” which means that they may be used when the manager seeks to protect a fund's investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations and other market factors. Derivative strategies also may be used when the manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of a fund's portfolio investments and/or for purposes of total return. However derivatives are used, their successful use is not assured and will depend upon the manager's ability to predict and understand relevant market movements. See the Schedules of Investments for quantitative disclosures.

Cover for Strategies Using Derivative Instruments

Transactions using derivative instruments, including but not limited to put and call options written (sold) by a fund, futures contracts, options on futures contracts, and swaps, expose a fund to an obligation to another party and may give rise to a form of leverage. It is each fund's policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, a fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When a fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purpose of Section 18 of the 1940 Act. The funds will monitor the amount of these segregated assets on a daily basis and no fund will enter into additional transactions that would require the segregations of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.

Notes to Financial Statements
December 31, 2009

Forward Currency Contracts

The funds may enter into forward currency contracts in connection with managing the foreign currency exchange risk to which they may be subject in the normal course of pursuing their investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. However, such transactions may also be used to generate income for a fund or otherwise increase its total return or reduce benchmark risk.

A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily, and the change in value is recorded by the funds as an unrealized gain or loss. A fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Forward currency contracts held by the funds are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Financial Futures Contracts

The funds may be subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing their investment objectives. Each fund may use futures contracts to manage its market exposures and its exposure to fluctuations in currency values. Futures contracts are primarily used to increase or decrease the funds’ exposure to the underlying instrument or to hedge other fund investments. Futures contracts involve, to varying degrees, risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial future contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.

US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (as applicable).

Short Selling

The funds may sell securities they do not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. A fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, a fund records the proceeds as a deposit with broker in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The cash is retained by the fund’s broker as collateral for the short position. The liability is marked to market while it remains open to reflect the current settlement obligation. Until the security is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as

Notes to Financial Statements
December 31, 2009

expenses to the fund. When a closing purchase is entered into by a fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.

In “short selling,” a fund sells borrowed securities which must at some date be repurchased and returned to the lender. If the market value of securities sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

Options

The funds may be subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing their investment objectives. The funds may use option contracts to manage market exposures and exposure to fluctuation in interest rates and currency values. Option contracts are primarily used to increase or decrease the fund’s exposure to the underlying instrument and may serve as hedges for other fund investments.

Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that a fund may purchase or write may be traded on a national securities exchange or in the over-the-counter (OTC) market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased or sold.

As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, a fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, a fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, a fund's potential loss is limited to the cost (premium plus transaction costs) of the option.

As the writer of a put option, a fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received.

When a fund writes an option, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.

Interest Only Securities

Interest only securities (IOs) entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. With respect to mortgage-backed IOs, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

Swap Agreements

Depending on their structure, swap agreements may increase or decrease a fund's exposure to equity markets, interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset.

Each fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty are netted out, with the fund receiving or paying, as the case may be, only the net

Notes to Financial Statements
December 31, 2009

difference in the two payments. The risk of loss to a fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the fund, the risk of loss to the fund is loss of the net amount that the fund is entitled to receive. If the fund is obligated to pay the net amount, the fund's risk of loss is that net amount.

Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss.

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund's valuation procedures.

Equity or Total Return Swaps.  An equity swap or total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a spread to a floating rate, calculated based on the notional amount.

Bank Loans

The funds may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, a fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. A fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement.

4.  Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates

TIP’s board of directors has approved investment advisory agreements with TIFF Advisory Services, Inc. (“TAS”). Each fund pays TAS a monthly fee calculated by applying the annual rates set forth below to such fund’s average daily net assets for the month:

Assets	Multi-Asset Fund	International Equity Fund	US Equity Fund	Short-Term Fund
On the first $500 million	0.20%	0.15%	0.15%	0.03%
On the next $500 million	0.18%	0.13%	0.13%	0.03%
On the next $500 million	0.15%	0.11%	0.11%	0.02%
On the next $500 million	0.13%	0.09%	0.09%	0.02%
On the next $500 million	0.11%	0.07%	0.07%	0.01%
On the remainder (> $2.5 billion)	0.09%	0.05%	0.05%	0.01%

TIP’s board of directors has approved money manager agreements with each of the money managers. Certain money managers will receive annual management fees equal to a stated percentage of the value of fund assets under management that is adjusted upward or downward, usually proportionately, to reflect actual investment performance over the applicable time period relative to a chosen benchmark rate of return or is otherwise based on performance of the money manager’s portfolio. Other money

Notes to Financial Statements
December 31, 2009

managers will receive management fees equal to a specified percentage per annum of the assets under management with a single rate or on a descending scale. Money managers who provide services to the funds and their fees as a percent of assets managed during the year ended December 31, 2009 were as follows:

	Minimum	Maximum	Effective Fee Rate
Multi-Asset Fund
Aronson + Johnson + Ortiz LP (a)	0.10%	0.80%	0.43%
Brookfield Investment Management, Inc. (a)(b)	0.50%	2.50%	1.76%
Marathon Asset Management, LLP (a)	0.15%	(c)	0.84%
Mondrian Investment Partners Limited	0.30%	0.43%	0.34%
Shapiro Capital Management LLC (a)	0.50%	0.95%	1.03%
Smith Breeden Associates, Inc. (a)	0.10%	0.85%	0.24%
Southeastern Asset Management, Inc. (d)	1.00%	1.00%	1.00%
Wellington Management Company, LLP-High Yield (e)	0.35%	0.45%	0.43%
Wellington Management Company, LLP-Natural Resources	0.35%	0.45%	0.39%
Westport Asset Management, Inc. (a)	0.15%	2.00%	1.22%
International Equity Fund
Marathon Asset Management, LLP (a)	0.15%	1.60%	1.25%
Mondrian Investment Partners Limited	0.33%	0.55%	0.52%
US Equity Fund
Aronson + Johnson + Ortiz LP (a)	0.10%	0.80%	0.50%
Shapiro Capital Management LLC (a)	0.50%	0.95%	0.91%
Westport Asset Management, Inc. (a)	0.15%	2.00%	2.39%
(a)	Money manager receives a fee that includes a performance component. The effective fee may fall outside of the minimum and maximum range, because performance fees are based on either assets or performance from a period prior to when they are accrued.
(b)	Formerly Brookfield Redding, LLC. Brookfield Investment Management, Inc. (“BIM”) has entered into a sub-advisory agreement with AMP Capital Brookfield (US), LLC (“ACB US”) for the provision of certain services related to Multi-Asset Fund. BIM pays ACB US two-thirds of all fees BIM receives from Multi-Asset Fund.
(c)	With respect to fund assets managed prior to October 31, 2008, Marathon's fee is based on performance. Its fee formula with respect to such assets entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. With respect to assets allocated to Marathon on or after October 31, 2008, which represented approximately one-third of the fund assets allocated to Marathon as of the end of the period, Marathon's compensation entails an asset-based fee of 0.35% per year and a performance fee, pursuant to which Marathon will receive 20% of the amount by which the annualized return generated by the portfolio exceeds that of the MSCI ACW Index, measured over a rolling sixty-month period, multiplied by the average daily net asset value of such assets over the same sixty-month period.
(d)	Money manager portfolio inception was June 24, 2009. Prior to September 15, 2009, approximately 20% of the assets were managed by Southeastern in a separate Japan-mandated account.
(e)	Money manager portfolio inception was June 29, 2009.

With respect to the funds’ investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, the funds bear their ratable share of each such entity’s expenses and would also be subject to their share of the management and performance fees, if any, charged by such entity. The funds’ share of management and performance fees charged by such entities is in addition to fees paid by the respective fund to TAS and money managers.

TIP has designated an employee of TAS as its Chief Compliance Officer (“CCO”). For these services to TIP, which include the monitoring of TIP's compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. Each fund pays a pro rata portion of such costs based on its share of TIP's net assets.

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of TIP and/or on transactions entered into by TIP during the period, and out-of-pocket expenses. Fees for such services paid to State Street by TIP are reflected as fund administration fees in the Statement of Operations.

Effective July 1, 2009, TAS provides certain administrative services, which previously had been provided in substantial part by a third party service provider, to TIP under a Services Agreement. For these services, each fund pays a monthly fee calculated by applying the following annual rates to such fund's average daily net assets for the month: 0.02% for Multi-Asset, International

Notes to Financial Statements
December 31, 2009

Equity, and US Equity Funds, respectively, and 0.01% for Short-Term Fund. For the period July 1, 2009 to December 31, 2009, such fees were $277,484 for Multi-Asset Fund, $20,242 for International Equity Fund, $13,060 for US Equity Fund, and $12,524 for Short-Term Fund.

5.  Investment Transactions

Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2009 were as follows:

Non-US Government Securities
Fund	Purchases	Sales
Multi-Asset	$954,001,931	$854,706,842
International Equity	21,753,739	48,480,299
US Equity	26,750,944	70,204,266

US Government Securities
Fund	Purchases	Sales
Multi-Asset	$860,248,096	$783,932,151

6.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation (depreciation) and the net unrealized appreciation of investment securities, other than short-term investments, at December 31, 2009 for each fund are as follows:

Fund	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
Multi-Asset	$354,938,095	$(254,786,111)	$100,151,984	$3,087,084,766
International Equity	35,069,900	(34,696,095)	373,805	204,750,428
US Equity	25,543,198	(14,300,979)	11,242,219	106,388,427
Short-Term	22,406	(9,862)	12,544	239,525,801

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses, income/losses from underlying partnerships, distributions from real estate investment trusts, and mark-to-market of investments in passive foreign investment companies.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2009, the funds made the following reclassifications primarily due to foreign currency gains/(losses), swap gains/(losses), and the tax treatment of investments in real estate investment trusts, passive foreign investment companies, investment partnerships, and regulated investment companies:

Fund	Undistributed (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
Multi-Asset	$57,835,749	$(58,530,194)	694,445
International Equity	13,503,967	(13,625,504)	121,537
US Equity	2,516,216	(2,516,216)	—

Notes to Financial Statements
December 31, 2009

At December 31, 2009, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the funds' Statements of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, post-October losses, partnership income, passive foreign investment companies, financial futures transactions, and forward currency contracts.

Fund	Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)		Unrealized Appreciation/ (Depreciation) (a)
Multi-Asset	$1,416,821	$—	$(129,158,684	)(b)	102,502,190
International Equity	3,919,707	—	(6,932,184	)(c)	1,245,070
US Equity	164,112	—	(37,521,770	)(d)	11,242,245
Short-Term	12,294	—	(505,401	)(e)	12,544
(a)	Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.
(b)	Represents capital loss carryovers of $82,000,556 and $47,061,010, which will expire December 31, 2016 and December 31, 2017, respectively. These losses may offset capital gains in the future. In addition, the fund can elect to defer losses on mark-to-market of passive foreign investment companies incurred after October 31, 2009 but before December 31, 2009, which are deemed to arise on the first business day of the following year. Accordingly, Multi-Asset Fund elected to defer losses of $97,118 related to mark-to-market of passive foreign investment companies.
(c)	Represents capital loss carryovers of $6,257,061, which will expire December 31, 2017. These losses may offset capital gains in the future. In addition, the fund can elect to defer capital losses and losses on mark-to-market of passive foreign investment companies incurred after October 31, 2009 but before December 31, 2009, which are deemed to arise on the first business day of the following year. Accordingly, International Equity Fund elected to defer capital losses of $674,790 and losses of $333 related to mark-to-market of passive foreign investment companies.
(d)	Represents capital loss carryovers of $24,564,707 and $12,957,063,, which will expire December 31, 2016 and December 31, 2017, respectively.
(e)	Represents capital loss carryovers of $269,259 and $236,142, which will expire December 31, 2013 and December 31, 2014, respectively. For the year ended December 31, 2009, the Short-Term Fund utilized $523,072 of capital loss carryforwards.

The amount and character of tax distributions paid during the years ended December 31, 2009 and December 31, 2008, are detailed below. Certain differences exist from the amounts reflected in the funds' Statements of Changes in Net Assets primarily due to the character of foreign currency gains (losses) and net short-term capital gains treated as ordinary income for tax purposes.

	2009				2008
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Multi-Asset	$118,960,750	$—	$—	$118,960,750	$60,242,773	$8,553,225	$49,722,294	$118,518,292
International Equity	13,293,088	64,153	—	13,357,241	400,022	16,523,737	—	16,923,759
US Equity	976,977	—	—	976,977	3,597,362	—	—	3,597,362
Short-Term	327,700	—	—	327,700	3,091,082	—	—	3,091,082

7.  Repurchase and Reverse Repurchase Agreements

Each fund may enter into repurchase agreements under which a member bank of the Federal Reserve System or a securities firm that is a primary or reporting dealer in US government securities agrees, upon entering into a contract, to sell US government securities to a fund and repurchase such securities from such fund at a mutually agreed upon price and date.

Each fund is also permitted to enter into reverse repurchase agreements under which a member bank of the Federal Reserve System or a primary or reporting dealer in US government securities purchases US government securities from a fund and such fund agrees to repurchase the securities at an agreed upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Open reverse repurchase agreements at December 31, 2009 were as follows:

Description	Face Value
Multi-Asset Fund

JP Morgan Chase & Co., 0.15%, dated 12/17/09, to be repurchased on 01/07/10 at $94,313,752	$94,305,500

Notes to Financial Statements
December 31, 2009

For the year ended December 31, 2009, the average balance outstanding was $202,111,043 and the average interest rate was 0.20%.

Each fund will engage in repurchase and reverse repurchase transactions with parties approved by TAS or the relevant money manager on the basis of such party’s creditworthiness. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. In connection with reverse repurchase agreements, the funds establish segregated accounts with their custodian in which the funds maintain cash, US government securities, or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligation. The funds may also invest in tri-party repurchase agreements for which securities held as collateral are maintained in a segregated account by the broker’s custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the funds require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral may be delayed or limited.

8.  Capital Share Transactions

The funds may charge entry or exit fees on subscriptions or redemptions, respectively. While there are no sales commissions (loads) or 12b-1 fees, Multi-Asset Fund assesses entry and exit fees of 0.50% of capital invested or redeemed; International Equity Fund assesses entry and exit fees of 0.75%; and US Equity Fund assesses entry and exit fees of 0.25%. These fees, which are paid to the funds directly, not to TAS or other vendors supplying services to the funds, are designed to allocate transaction costs associated with purchases and redemptions of a fund’s shares to the members actually making such transactions, rather than the funds’ other members. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the purchase or redemption will not result in significant transaction costs for the affected fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the funds and included in proceeds from shares sold or deducted from distributions for redemptions.

9.  Delayed Delivery Transactions

The funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The funds identify these securities in their records as segregated with a value at least equal to the amount of the purchase commitment.

The Multi-Asset Fund enters into “TBA” (to be announced) purchase commitments to purchase mortgage-backed securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the principal amount delivered will not differ more than 0.01% from the commitment. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the funds’ other assets. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the fund may dispose of a commitment prior to settlement if the respective money manager deems it appropriate to do so.

The Multi-Asset Fund enters into TBA sale commitments to hedge the portfolio or to sell mortgage-backed securities the fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment (deliverable on or before the sale commitment date), are held as “cover” for the transaction.

TBA commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Valuation of Investments in Note 2. The contracts are marked to market daily, and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities upon the unit price established at the date the commitment was entered into.

Notes to Financial Statements
December 31, 2009

10.  Concentration of Risks

The funds may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. A fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The Multi-Asset, International Equity, and US Equity Funds invest in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The Multi-Asset Fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the respective fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The Multi-Asset, International Equity, and US Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Multi-Asset Fund invests in asset-backed and mortgage-backed securities. These investments may involve credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic conditions.

11.  Fundamental Members

The schedule below shows the number of members each owning 25% or more of a fund and the total percentage of the fund held by such members as of December 31, 2009.

Fund	Number		% of Fund Held
International Equity	1	(a)	49
(a)	A Director of the Fund serves as an officer of this member.

From time to time, a fund may have members that hold significant portions of the respective fund’s outstanding shares. Investment activities of such members could have a material impact on those funds.

12.  Indemnifications

In the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

13.  New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented in Note 2. The new disclosures and clarifications of existing disclosures are generally effective for the funds’ fiscal year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

14.  Subsequent Events

Management has evaluated the possibility of subsequent events existing in this report through February 26, 2010. Management has determined that there are no material events that would require recognition or disclosure in this report through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
TIFF Investment Program, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TIP Investment Program, Inc. (comprising, respectively, TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund and TIFF Short-Term Fund) (“TIP”) as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of TIP’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2005 were audited by other auditors, whose report dated February 24, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of TIP’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of TIP’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting TIP Investment Program, Inc. at December 31, 2009, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 26, 2010

Additional Information (unaudited)
December 31, 2009

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Tax Information Notice

For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during the taxable year ended December 31, 2009.

The table below shows distributions paid from investment company taxable income for the year ended December 31, 2009, which may by subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The distributions paid represent the maximum amount that may be considered qualified dividend income.

Fund	Qualified Dividend Income
Multi-Asset	$16,150,688
International Equity	4,351,594
US Equity	1,156,818
Short-Term	—

The amounts of distributions designated as long-term capital gains for taxable year ended December 31, 2009 are as follows:

Fund	Net Long-Term Capital Gains
Multi-Asset	$—
International Equity	64,153
US Equity	—
Short-Term	—

Approval of the New Money Manager Agreement and Sub-advisory Agreement (unaudited)
December 31, 2009

TIFF Multi-Asset Fund (“Multi-Asset Fund”) has engaged TIFF Advisory Services, Inc. (“TAS”) and nine independent money managers, including Brookfield Investment Management, Inc. (“BIM”), to oversee Multi-Asset Fund’s investment decisions. Brookfield Redding, LLC (“Brookfield Redding”), the predecessor to BIM, has managed assets for Multi-Asset Fund since 2003. The board of directors of TIFF Investment Program, Inc. (“TIP”), all of whom are not “interested persons” of TIP (the “TIP Board”), as such term is defined in the Investment Company Act of 1940 (the “1940 Act”), initially approved the money manager agreement that was most recently in effect with Brookfield Redding at a meeting held on November 16, 2007 in connection with a change of control of Brookfield Redding that occurred at that time. The TIP board last approved the money manager agreement with Brookfield Redding at a meeting held on June 16-17, 2009.

Subsequent to the June 16-17, 2009 meeting, Brookfield Redding informed TAS of the details of a contemplated internal reorganization of Brookfield Redding and certain of its affiliates. As part of this reorganization, Brookfield Redding would be merged into its affiliate, Hyperion Brookfield Asset Management Inc. (“Hyperion”). Hyperion is an SEC-registered investment advisor and an indirect, wholly-owned subsidiary of Brookfield Redding’s parent company. Following the merger of Brookfield Redding into Hyperion, the combined entity was to be renamed Brookfield Investment Management Inc., or “BIM” (the “Merger”). Also as part of the reorganization, Brookfield Redding’s relationship with an existing joint venture partner was to be restructured (the “Restructuring”) and, as a result, Brookfield Redding proposed to have BIM enter into a sub-advisory agreement with AMP Capital Brookfield (US) Limited (“ACB US”) pursuant to which ACB US would perform certain investment management functions for BIM with respect to Multi-Asset Fund.

After considering the proposed reorganization, its potential impact on the Fund, and the proposed Restructuring, TAS recommended to the TIP Board that TIP enter into a new money manager agreement with BIM on behalf of Multi-Asset Fund, which would allow BIM to enter into a sub-advisory agreement with ACB US. Upon the recommendation of TAS and after considering a variety of factors (as described below in the section captioned “Consideration of New Money Manager Agreement and New Sub-Advisory Agreement by the TIP Board”), the TIP Board voted on September 21, 2009, to approve the new money manager agreement with BIM and the new sub-advisory agreement with ACB US, to be effective as of the date of the Restructuring. The new money manager agreement and the new sub-advisory agreement became effective as of October 1, 2009.

At the meeting held on September 21, 2009, the TIP Board noted that in connection with their annual review of Multi-Asset Fund’s advisory arrangements on June 16-17, 2009 (the “Annual Review”), they had approved the continuation of the money manager agreement with Brookfield Redding (which was substantially similar to the new money manager agreement with BIM) for another one-year term. A discussion of the TIP Board’s consideration of the money manager agreement with Brookfield Redding at the June 16-17, 2009 meeting is included in TIP’s semi-annual report for the period ended June 30, 2009.

Consideration of New Money Manager Agreement and New Sub-Advisory Agreement by the TIP Board

In considering the new money manager agreement with BIM and the sub-advisory agreement between BIM and ACB US, the TIP Board considered the information provided and the factors evaluated in connection with the Annual Review, as well as other information provided by TAS, jointly by BIM and ACB US, and otherwise as the TIP Board deemed appropriate. The TIP Board also noted that TAS, Multi-Asset Fund’s advisor, had recommended that both agreements be approved, having concluded that it would be in the best interests of the Fund to do so.

In evaluating the new money manager agreement with BIM, the TIP Board considered a number of factors in addition to those it had considered in connection with the Annual Review. The TIP Board considered information describing the Merger, the Restructuring, and BIM; the expected corporate structure of, and anticipated changes at, BIM following the Merger and the Restructuring; the key benefits of the Merger and the Restructuring identified by BIM; and other information deemed relevant. It was noted that Brookfield Redding’s current management and investment teams would continue with BIM after the Merger and that no changes in investment strategies or processes were expected to occur as a result of the Merger and the Restructuring. It was also noted that Hyperion’s chief compliance officer would serve as BIM’s chief compliance officer after the Merger and that the equity operations function would remain at Brookfield Redding’s location. In addition, it was noted that the terms of the new money manager agreement were substantially similar to the terms of the previous money manager agreement, and that the fee schedule of the new money manager agreement was unchanged from the fee schedule of the previous money manager agreement.

In evaluating the new money manager agreement with BIM, the TIP Board also considered a memorandum from its counsel setting forth the TIP Board's fiduciary duties and responsibilities under the 1940 Act and the factors the TIP Board should consider in its evaluation of advisory agreements; BIM's responses to a questionnaire prepared by counsel to the TIP Board requesting information necessary for the TIP Board’s evaluation of the new money manager agreement; and a memorandum from Brookfield Redding’s Chief Executive Officer and President describing the reasons for and anticipated benefits of the Merger and Restructuring.

Approval of the New Money Manager Agreement and Sub-advisory Agreement (unaudited)
December 31, 2009

In evaluating advisory services, the TIP Board also noted the information received at regular meetings throughout the year related to the services rendered by Brookfield Redding concerning the management of Multi-Asset Fund’s affairs. The TIP Board's evaluation of the services to be provided by BIM took into account the TIP Board's knowledge and familiarity gained as TIP Board members, including the scope and quality of BIM's investment management capabilities. The TIP Board concluded that, overall, it was satisfied with the nature, extent, and quality of the services currently being provided by Brookfield Redding, and expected to be provided by BIM following the Merger.

The TIP Board based its evaluation of BIM on the material factors presented to it at the September 21, 2009 meeting and discussed above, including: (i) the terms of the new money manager agreement; (ii) the reasonableness of the money manager fees in light of the nature and quality of the money manager services to be provided by or at the direction of BIM and any additional benefits expected to be received by BIM in connection with providing services to Multi-Asset Fund; (iii) the nature, quality, and extent of the services to be performed by BIM; (iv) the overall organization and experience of BIM; (v) the nature and expected effects of the Merger and Restructuring; and (vi) the fact that BIM would remain responsible for the actions of, and any fees payable to, any sub-advisors. The TIP Board noted also that BIM would have compliance policies and procedures identical to those of Brookfield Redding following the Merger and Restructuring, which would provide continuity in the oversight and fulfillment of the compliance obligations of BIM under Rule 38a-1 of the 1940 Act, and that the chief compliance officer of TIP had reviewed and concluded that the compliance policies and procedures were adequate. In arriving at its decision, the TIP Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together. Based upon its review, the TIP Board concluded that the fees payable under the new money manager agreement were fair and reasonable and that the approval of the new money manager agreement was in the best interests of Multi-Asset Fund and its members.

In considering the proposed sub-advisory agreement, the TIP Board noted BIM’s belief that the sub-advisory services to be provided by ACB US would serve to strengthen BIM’s ability to offer investment advisory services on a global basis. The TIP Board also noted that the sub-advisory agreement was based upon TIP’s standard form and would not result in any additional compensation payable by TIP to BIM, ACB US, or any of their affiliates. The TIP Board acknowledged that neither TIP nor TAS would be a party to the new sub-advisory agreement and that BIM would retain complete responsibility for all investment advisory services to be provided to Multi-Asset Fund by BIM and ACB US in addition to being solely responsible for the payment of compensation to ACB US. It was noted that the same personnel responsible for the day-to-day management of the segment of Multi-Asset Fund’s portfolio being managed by Brookfield Redding would, after the Merger and the Restructuring, be dually associated with BIM and ACB US and would retain responsibility for the portfolio.

The TIP Board based its evaluation of ACB US on the material factors presented to it at the September 21, 2009 meeting and discussed above, including: (i) the terms of the new sub-advisory agreement; (ii) the nature, quality, and extent of the services to be performed by ACB US; (iii) the overall organization and experience of ACB US; and (iv) the nature and expected effects of the Merger and Restructuring. The TIP Board noted also that ACB US would have compliance policies and procedures identical to those of Brookfield Redding and BIM following the Merger and Restructuring, which would provide continuity in the oversight and fulfillment of the compliance obligations of ACB US under Rule 38a-1 of the 1940 Act, and that the chief compliance officer of TIP had reviewed and concluded that the compliance policies and procedures were adequate. In arriving at its decision, the TIP Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together. Based upon its review, the TIP Board concluded that the new sub-advisory agreement was reasonable, fair, and in the best interests of Multi-Asset Fund and its members.

After carefully considering the information summarized above and other factors deemed to be relevant, the TIP Board unanimously voted to approve the new money manager agreement with BIM and the new sub-advisory agreement between BIM and ACB US for Multi-Asset Fund. Prior to votes being taken to approve the new money manager agreement and the new sub-advisory agreement, the TIP Board met separately in executive session to discuss the appropriateness of the agreements and other considerations. In its deliberations with respect to these matters, the TIP Board was advised by its independent legal counsel. The TIP Board weighed the foregoing matters in light of the advice given to it by its independent legal counsel as to the law applicable to the review of investment advisory contracts. The TIP Board concluded the new money manager agreement with BIM and the new sub-advisory agreement between BIM and ACB US were reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the new money manager agreement were fair and reasonable.

Directors and Principal Officers (unaudited)

The board of directors of TIP comprises experienced institutional investors, including current or former senior officers of leading endowments and foundations. Among responsibilities of the board of directors are approving the selection of investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new directors; and electing TIP officers.

Each director serves the fund until his or her termination, or until the director’s retirement, resignation, or death, or otherwise as specified in TIP’s Bylaws. The table on these two pages shows information for each director and executive officer of the fund. The mailing address of the directors and officers is Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA, 19428.

The Statement of Additional Information has additional information regarding the board of directors. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov.

Independent Directors

Sheryl L. Johns
Born 1956 Director since April 1996 4 funds overseen	Principal Occupation(s) During the Past Five Years: Executive Vice President, Houston Endowment Inc., a private foundation. Other Directorships: TIFF Education Foundation.
William McCalpin
Born 1957 Director since February 2008 Board Chair since 2008 4 funds overseen	Principal Occupation(s) During the Past Five Years:
Chair of The Janus Funds (2008 – present). Formerly Executive Vice President and Chief Operating Officer, Rockefeller Brothers Fund, a private foundation (1998 – 2006).
Other Directorships: The Janus Funds, FB Heron Foundation.
N.P. “Narv” Narvekar
Born 1962 Director since January 2010 4 funds overseen	Principal Occupation(s) During the Past Five Years: President and CEO, Columbia Investment Management Company, which manages Columbia University’s endowment. Other Directorships: The Chapin School.

Principal Officers

Richard J. Flannery
Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years: CEO, TIFF Advisory Services, Inc.; President and CEO, TIFF Investment Program, Inc. Directorships: TIFF Advisory Services, Inc.
Tina M. Leiter
Born 1966 Secretary since June 2003	Principal Occupation(s) During the Past Five Years: Deputy Compliance Officer (2008 – present), Secretary (2004 – present), Chief Compliance Officer (2004 – 2008), TIFF Advisory Services, Inc.
Dawn I. Lezon
Born 1965 CFO and Treasurer since January 2009 (Vice President and Assistant Treasurer, September 2006 – December 2008)	Principal Occupation(s) During the Past Five Years:
Vice President/Treasurer, TIFF Advisory Services, Inc. (2006 – present).
Partner, Crane, Tonelli, Rosenberg & Co., LLP, public accounting firm (1998 – 2006).

Directors and Principal Officers (unaudited)

Kelly A. Lundstrom
Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years: Vice President, TIFF Advisory Services, Inc. (2006 – present).
Richelle S. Maestro
Born 1957 Vice President and Chief Legal Officer since March 2006	Principal Occupation(s) During the Past Five Years:
Vice President/General Counsel, TIFF Advisory Services, Inc. (2005 – present). Executive Vice President/General Counsel, Delaware Investments (2003 – 2005).
David A. Salem
Born 1956 Vice President and CIO since December 2002 (President prior thereto)	Principal Occupation(s) During the Past Five Years:
President/Chief Investment Officer, TIFF Advisory Services, Inc. (CEO 1993 – 2004). Directorships: TIFF Advisory Services, Inc., TIFF Education Foundation.
Christian A. Szautner
Born 1972 CCO since July 2008	Principal Occupation(s) During the Past Five Years:
Vice President/Chief Compliance Officer, TIFF Advisory Services, Inc. (2008 – present). Partner, Ballard Spahr Andrews & Ingersoll, LLP (2005 – 2008). Associate, Ballard Spahr Andrews & Ingersoll, LLP (1997 – 2005).

TIFF Investment Program

ADVISOR
TIFF Advisory Services, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
phone    610-684-8000
fax        610-684-8080

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

FUND DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Two Commerce Square
Suite 4000
2001 Market Street
Philadelphia, PA 19103

MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS

TIFF Multi-Asset Fund
Aronson + Johnson + Ortiz LP
Brookfield Investment Management, Inc.
Canyon Capital Advisors LLC (AF)
Convexity Capital Management LP (AF)
Farallon Capital Management, LLC (AF)
Joho Capital, LLC (AF)
Lansdowne Partners Limited (AF)
Lone Pine Capital LLC (AF)
Marathon Asset Management, LLP
Maverick Capital, Ltd. (AF)
Mondrian Investment Partners Limited
Och-Ziff Capital Management Group (AF)
Regiment Capital Management, LLC (AF)
Shapiro Capital Management LLC
Sleep, Zakaria & Company, Ltd. (AF)
Smith Breeden Associates, Inc.
Southeastern Asset Management, Inc.
TIFF Advisory Services, Inc.
Toscafund Asset Management LLC (AF)
Wellington Management Company, LLP
Westport Asset Management, Inc.

TIFF International Equity Fund
Convexity Capital Management LP (AF)
Lansdowne Partners Limited (AF)
Lone Pine Capital LLC (AF)
Marathon Asset Management, LLP
Mondrian Investment Partners Limited
TIFF Advisory Services, Inc.
Toscafund Asset Management LLC (AF)

TIFF US Equity Fund
Adage Capital Management, LP (AF)
Aronson+Johnson+Ortiz LP
Shapiro Capital Management LLC
TIFF Advisory Services, Inc.
Westport Asset Management, Inc.

TIFF Short-Term Fund
TIFF Advisory Services, Inc.

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting TIFF’s website at www.tiff.org. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

Item 2. Code of Ethics

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2009, there were no waivers granted from any provision of the Code of Ethics. Effective February 6, 2009, the Code of Ethics was amended for certain non-substantive, administrative changes. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Sheryl L. Johns, who is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s independent auditors, Ernst & Young LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2009 and 2008 were $213,300 and $238,800, respectively.
(b)	AUDIT RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. Fees billed by Ernst &Young LLP to the Registrant for fiscal years ended December 31, 2009 and 2008 were $6,000 and $6,000, respectively. These fees were for the review of the Registrant’s semi-annual report.
(c)	TAX FEES: The aggregate fees billed to the Registrant for tax services rendered by Ernst & Young LLP, for the fiscal years ended December 31, 2009 and 2008 were $96,275 and $19,214, respectively. These fees were for tax compliance, PFIC determination, tax advice, and tax planning, including excise tax distribution and tax return review services.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2009 or 2008.
(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting.

(2)  Not applicable.

(f)  Not applicable.

(g)  In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, and to the Registrant’s Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2009 and 2008 were $287,064 and $169,911, respectively.

(h)  The Registrant’s audit committee of the board of directors has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedure for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the“Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics as described in item 2 is attached.
(a)(2)	Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.
(a)(3)	Not applicable to this filing.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program, Inc.
By (Signature and Title)	/s/ Richard J. Flannery Richard J. Flannery President and Chief Executive Officer
Date	2/26/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Flannery Richard J. Flannery President and Chief Executive Officer
Date	2/26/2010

By (Signature and Title)	/s/ Dawn I. Lezon Dawn I. Lezon Treasurer and Chief Financial Officer
Date	2/26/2010